Registration No. 333-36865

Registration No. 811-03989

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-6

REGISTRATION STATEMENT UNDER THE SECURITIES

ACT OF 1933	/ /

Pre-Effective Amendment No.	/ /

Post-Effective Amendment No. 25	/ X /

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT

COMPANY ACT OF 1940	/ /

Amendment No. 60	/ X /

(Check appropriate box or boxes.)

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

(Exact Name of Registrant)

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

(Name of Depositor)

720 East Wisconsin Avenue, Milwaukee, Wisconsin	53202
(Address of Depositor’s Principal Executive Offices)	(Zip Code)

Depositor’s Telephone Number, including Area Code 414-271-1444

RAYMOND J. MANISTA, General Counsel and Secretary

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

(Name and Address of Agent for Service)

Copy to:

Chad E. Fickett, Assistant General Counsel

The Northwestern Mutual Life Insurance Company

720 East Wisconsin Avenue

Milwaukee, Wisconsin 53202

414-665-1209

Approximate Date of Proposed Public Offering             Continuous

It is proposed that this filing will become effective (check appropriate space)

immediately upon filing pursuant to paragraph (b) of Rule 485
X	on May 1, 2014 pursuant to paragraph (b) of Rule 485
60 days after filing pursuant to paragraph (a)(1) of Rule 485 on pursuant to paragraph (a)(1) of Rule 485
this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Interests in the Northwestern Mutual Variable Life Account under flexible premium variable life insurance policies.

Prospectus

May 1, 2014

Variable Executive Life

Issued by The Northwestern Mutual Life Insurance Company

and the Northwestern Mutual Variable Life Account

This prospectus describes a flexible premium Variable Life Insurance Policy (the “Policy”). You may choose to invest your Net Premiums in up to 30 Divisions of the Northwestern Mutual Variable Life Account (the “Separate Account”), each of which invests in one of the corresponding Portfolios listed below:

Northwestern Mutual Series Fund, Inc.	Fidelity® Variable Insurance Products
Growth Stock Portfolio	VIP Mid Cap Portfolio
Focused Appreciation Portfolio	VIP Contrafund® Portfolio
Large Cap Core Stock Portfolio
Large Cap Blend Portfolio
Index 500 Stock Portfolio	Neuberger Berman Advisers Management Trust
Large Company Value Portfolio	Socially Responsive Portfolio
Domestic Equity Portfolio
Equity Income Portfolio
Mid Cap Growth Stock Portfolio	Russell Investment Funds
Index 400 Stock Portfolio	Multi-Style Equity Fund
Mid Cap Value Portfolio	Aggressive Equity Fund
Small Cap Growth Stock Portfolio	Global Real Estate Securities Fund
Index 600 Stock Portfolio	Non-U.S. Fund
Small Cap Value Portfolio	Core Bond Fund
International Growth Portfolio
Research International Core Portfolio
International Equity Portfolio	Russell Investment Funds LifePoints®
Emerging Markets Equity Portfolio	Variable Target Portfolio Series
Money Market Portfolio	Moderate Strategy Fund
Short-Term Bond Portfolio	Balanced Strategy Fund
Select Bond Portfolio	Growth Strategy Fund
Long-Term U.S. Government Bond Portfolio	Equity Growth Strategy Fund
Inflation Protection Portfolio
High Yield Bond Portfolio
Multi-Sector Bond Portfolio	Credit Suisse Trust
Balanced Portfolio	Commodity Return Strategy Portfolio
Asset Allocation Portfolio

Please note that the Policy and the Portfolios are not guaranteed to achieve their goals and are not federally insured. The Policy and the Portfolios have not been endorsed by any bank or government agency and are subject to risks, including loss of the principal amount invested.

This Policy is subject to the law of the state in which it is issued. Some of the terms of the Policy may differ from the terms of the Policy delivered in another state because of state specific legal requirements. Areas where state specific Policy provisions may apply include, but are not limited to:

•	certain investment options and certain Policy features; and
•	portfolio transfer rights.

Please read carefully this prospectus and the accompanying prospectuses for the corresponding Portfolios and keep them for future reference. These prospectuses provide information that you should know before investing in the Policy. No person is authorized to make any representation in connection with the offering of the Policy other than those contained in these prospectuses.

The Securities and Exchange Commission (“SEC”) has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. It is a criminal offense to state otherwise.

We no longer issue the Policy described in this prospectus. The variable life insurance policies we presently offer are described in separate prospectuses.

Contents for this Prospectus

Variable Executive Life

•	Flexible Premium Variable Life Insurance Policy

Summary of Benefits and Risks

The following summary identifies some of the benefits and risks of the Policy. It omits important information which is included elsewhere in this prospectus, in the attached mutual fund prospectuses and in the terms of the Policy. Unless clear from their context or otherwise appropriate, all of the capitalized terms used in this prospectus are defined herein or at the end of this prospectus in the Glossary of Terms.

Benefits of the Policy

Death Benefit    The primary benefit of your Policy is the life insurance protection that it provides. The Policy offers a choice of three Death Benefit options:

Option A—Specified Amount;

Option B—Specified Amount Plus Policy Value; and

Option C—Specified Amount Plus Premiums Paid.

Under each of these options, you selected the Specified Amount when you purchased the Policy. In addition, we will increase the Death Benefit under any of the options if necessary to meet the definitional requirements for life insurance for federal income tax purposes.

Access to Your Values    The Policy provides access to Cash Value during the lifetime of the Insured. You may surrender your Policy for the Cash Value at any time during the lifetime of the Insured. You may make a withdrawal of Policy Value. You may borrow up to 90% of the Policy Value, less any existing Policy Debt at the time of the loan, using the Policy as security.

Flexibility    You selected the Death Benefit option and Specified Amount subject to our availability limits. You control the amount and timing of Premium Payments, within limits. You may change the Death Benefit option, or increase or decrease the Specified Amount subject to our approval. You may direct the allocation of your premiums and apportion the Separate Account assets supporting your Policy among the various Divisions of the Separate Account. Subject to certain limits, you may transfer accumulated amounts from one Division to another.

Income Plan Options    There are several ways of receiving proceeds under the Death Benefit and surrender provisions of the Policy, other than in a lump sum. More detailed information concerning these options is included elsewhere in this prospectus.

Tax Benefits    You are generally not taxed on your Policy’s investment gains until you surrender the Policy or make a withdrawal.

Risks of the Policy

Investment Risk    Your Policy allows you to participate in the investment experience of the Divisions you select. You bear the corresponding investment risks. You will be subject to the risk that the investment performance of the Divisions will be unfavorable and that, due both to the unfavorable performance and the resulting higher insurance charges, the Policy Value will decrease. You could lose everything you invest. You may find a comprehensive discussion of these investment risks in the attached mutual fund prospectuses. You will also be subject to the risk that the investment performance of the Divisions you choose may be less favorable than that of other Divisions, and in order to keep the Policy in force, you may be required to pay more premiums than originally planned.

Default Risk    Because certain guarantees under the Policy are guaranteed by the Company’s General Account assets, the ability to make good on these guarantees depends on the financial strength and claims-paying ability of the Company. Therefore, guaranteed benefits in excess of Invested Assets in the Separate Account are subject to the risk of default to the extent the Company is unable to satisfy some or all of these guarantees.

Policy for Long-Term Protection    Your Policy is designed to serve your need for long-term life insurance protection. It is not a suitable vehicle for short-term goals. We have not designed the Policy for frequent trading.

Policy Lapse    Your Policy will lapse if you do not pay sufficient premium to keep it in force. Favorable investment experience will reduce the amount of premium you need to pay to keep the Policy in force, but we do not guarantee investment experience. Policy loans or withdrawals of Policy Value may increase the premium required to keep the Policy in force.

Policy Loan Risks    A loan, whether or not repaid, will affect your Policy Value over time because the amounts borrowed do not participate in the investment performance of the Divisions. The effect of a loan may be either favorable or unfavorable, depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions; in addition, a charge is deducted from the Policy Value each month while there is Policy Debt. The Death Benefit is reduced by the amount of any Policy Debt outstanding. If you surrender the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly. Policy Debt reduces the Cash Value and increases the risk that your Policy will lapse.

Variable Executive Life Prospectus	1

Limitations on Access to Your Values    A withdrawal of Policy Value may not reduce the loan value to less than any Policy Debt outstanding. A withdrawn amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of the withdrawal. Following a withdrawal, the remaining Policy Value, less any Policy Debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for a withdrawal is $250. A withdrawal of Policy Value will reduce the Death Benefit.

Adverse Tax Consequences    Our understanding of the principal tax considerations for the Policy under current tax law is set forth in this prospectus. There are areas of some uncertainty under current law, and we do not address the likelihood of future changes in the law or interpretations thereof. Among other risks, your Policy may become a modified endowment contract. A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy years after issue exceed a “seven-pay” limit defined in the Internal Revenue Code. Distributions, including loans, from a Policy classified as a MEC are taxable to the extent of the gain in the Policy and may be subject to a 10% premature withdrawal penalty if taken before the Owner attains age 59 1⁄2. In addition, excessive Policy loans could cause a Policy to terminate with no value with which to pay the tax liability. (See “Tax Considerations”). Death Benefit proceeds may be subject to state and/or inheritance taxes.

Risk of an Increase in Current Fees and Expenses    Certain fees and expenses are currently assessed at less than their maximum levels. We may increase these current charges in the future up to the guaranteed maximum levels. If fees and expenses are increased, you may need to increase the amount of premiums to keep the Policy in force.

Fee and Expense Tables

The following tables describe the fees and expenses that are payable when a Policy is bought, owned, or surrendered. See “Charges and Expenses” for a more detailed description.

Transaction Fees

The first table describes the fees and expenses that are payable when you pay premiums, transfer amounts between Divisions, make a withdrawal, change the Specified Amount or change the Death Benefit option.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Premium Tax Charge	Upon each Premium Payment	2.00% of premium[1]	3.6% of the premium (includes both “Premium Tax Charge” and “Federal Deferred Acquisition Cost Charge”)
Federal Deferred Acquisition Cost Charge[2]	Upon each Premium Payment	1.00% of premium[1]
Sales Load	Upon each Premium Payment	Up to 15% of Target Premium for the first Policy Year; up to 6.8% of Target Premium for Policy Years 2-6; up to 3% of Target Premium thereafter and on all premiums in excess of Target Premium[3]	Same as current amount
Fee for Transfer of Assets, Withdrawals or Change of Specified Amount	When you make more than 12 transfers of assets among the Separate Account Divisions in a Policy Year, make withdrawals or change the Specified Amount more than once in a Policy Year	Currently waived	$25
Fee for Change in the Death Benefit Option	Upon a change in the Death Benefit option	Currently waived	$250
Expedited Delivery Charge[4]	When express mail delivery is requested	$15 per delivery (up to $45 for next day, a.m. delivery)	$50 per delivery (up to $75 for next day, a.m. delivery) adjusted for inflation[5]

2	Variable Executive Life Prospectus

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Wire Transfer Fee[4]	When a wire transfer is requested	$25 per transfer (up to $50 for international wires)	$50 per transfer (up to $100 for international wires) adjusted for inflation[5]

[1]	See “Information about the Policy—Premiums” for more information.
[2]	This charge was previously referred to as the “OBRA Expense Charge” or “Other Premium Expense Charge.” Due to a 1990 federal tax law change under the Omnibus Budget Reconciliation Act of 1990 (“OBRA”), as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deduct such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We currently make a charge of 1.00% against each Premium Payment to compensate us for corporate taxes.
[3]	The Target Premium is a hypothetical annual premium, which varies based on factors including but not limited to the Specified Amount and the Issue Age and sex of the Insured. Increases and decreases in the Specified Amount will be reflected in the Target Premium.
[4]	This fee may increase over time to cover our administrative or other costs but will not exceed the maximum charge. We may discontinue this service at any time, with or without notice.
[5]	The Maximum Guaranteed Charges are subject to a consumer price index adjustment in order to accommodate future increases in the costs associated with these requests. The maximum charge will equal the Maximum Guaranteed Charge shown above multiplied by the CPI for the fourth month prior to the time of the charge, divided by the CPI for April, 2009. “CPI” means the Consumer Price Index for All Urban Consumers, United States City Average, All Items, as published by the United States Bureau of Labor Statistics. If the method for determining the CPI is changed, or it is no longer published, it will be replaced by some other index found by the Company to serve the same purpose.

Periodic Charges (Other than Portfolio Operating Expenses)

The table below describes the fees and expenses, other than operating expenses for the Portfolios, that you will pay periodically during the time that you own the Policy.

Charge	When Charge is Deducted	Current Charge	Maximum Guaranteed Charge
Monthly Policy Charge—Cost of Insurance Charge[1]
Maximum Charge[2]	Monthly, on each Monthly Processing Date	$83.33 per $1,000 of net amount at risk	Same as current amount
Minimum Charge[3]	Monthly, on each Monthly Processing Date	$0.02 per $1,000 of net amount at risk	$0.08 per $1,000 of net amount at risk
Charge for Insured Issue Age 44, sex-neutral basis, Non-Tobacco Guaranteed Issue underwriting classification in the thirteenth Policy Year (varies by Policy Year)[4]	Monthly, on each Monthly Processing Date	$0.29 per $1,000 of net amount at risk in the thirteenth Policy Year[4]	$0.89 per $1,000 of net amount at risk in the thirteenth Policy Year[4]
Monthly Policy Charge—Mortality and Expense Risk Charge	Monthly, on each Monthly Processing Date	0.48% annually (monthly rate of 0.04%) of Policy Value less any Policy Debt for the first ten Policy Years and 0.05% (monthly rate of 0.00417%) thereafter[5]	0.90% annually (monthly rate of 0.075%) of Policy Value, less any Policy Debt
Monthly Policy Charge—Administrative Charge	Monthly, on each Monthly Processing Date	$80 annually ($6.67 monthly)	$180 annually ($15 monthly) for the first Policy Year; $120 annually ($10 monthly) thereafter
Charge for Expenses and Taxes Associated with Any Policy Debt[6]	Monthly, on each Monthly Processing Date when there is Policy Debt

When the Insured is Attained Age 99 and below:

0.75% annually (monthly rate of 0.0625%) of Policy Debt for the first ten Policy Years; 0.20% annually (monthly rate of 0.01667%) thereafter

When the Insured is Attained Age 100 and above:

0.00% of Policy Debt

2% annually (monthly rate of 0.16667%) of Policy Debt

[1]	The cost of insurance rates shown in the table may not be representative of the charge that a particular Owner may pay. For information about the cost of insurance rate for your particular situation you may request a personalized illustration from your Financial Representative. The cost of insurance charge is determined by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The cost of insurance rate reflects factors including but not limited to the Issue Age, sex and underwriting classification of the Insured, the Policy Date, the Policy Year and the presence of the Cash Value Amendment if this applies.
[2]	The maximum Cost of Insurance Charge assumes that the Insured has the following characteristics: Attained Age 100 and substandard underwriting classification. The maximum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.
[3]	The minimum Cost of Insurance Charge assumes that the Policy is in the first Policy Year, and that the Insured has the following characteristics: Female, Issue Age 18, Premier Non-Tobacco underwriting classification. The minimum Cost of Insurance Charge shown may also apply to other combinations of Policy Year and Insured characteristics.

Variable Executive Life Prospectus	3

[4]	Generally, the cost of insurance rate will increase each Policy Year. The maximum guaranteed Cost of Insurance Charge may vary by state of issue.
[5]	For Policies without the Cash Value Amendment, the charge for Policy Years eleven and later is 0.03% annually (monthly rate of 0.0025%).
[6]	The charge is applied to the Policy Debt. It is in addition to the interest charged on any Policy loan and is deducted from Invested Assets. We add unpaid interest to the amount of the loan. Interest on a Policy loan accrues and is payable on a daily basis at an annual effective rate of 5%. The amount of the Policy loan will be transferred from the Divisions to our General Account and credited on a daily basis with an annual earnings rate equal to the 5% Policy loan interest rate.

Annual Portfolio Operating Expenses

The table below shows the range (minimum and maximum) of total operating expenses, including investment advisory fees, distribution (12b-1) fees and other expenses of the Portfolios that you may pay periodically during the time you own the Policy. The first line of this table lists expenses that do not reflect fee waivers or expense limits and reimbursements, nor do they reflect short-term trading redemption fees, if any, charged by the Portfolios. The information is based on operations for the year ended December 31, 2013. More details concerning these fees and expenses are contained in the attached prospectuses for the Funds.

	Minimum	Maximum
Range of Total Annual Portfolio Operating Expenses (expenses include investment advisory fees, distribution (12b-1) fees, and other expenses as a percentage of average Portfolio assets)*	0.22%	1.46%
Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement**	0.22%	1.40%

*	For certain Portfolios, certain expenses were reimbursed or fees waived during 2013. It is anticipated that these voluntary expense reimbursement and fee waiver arrangements will continue past the current year, although certain arrangements may be terminated at any time. After taking into account these arrangements and any contractual fee waiver or expense reimbursement arrangements, Annual Portfolio Operating Expenses would have ranged from a minimum of 0.22% to a maximum of 1.40%.
**	The “Range of Total Annual Portfolio Operating Expenses After Contractual Fee Waiver or Reimbursement” line in the above table shows the minimum and maximum fees and expenses charged by all of the Portfolios after taking into account contractual fee waiver or reimbursement arrangements in place. Those contractual arrangements are designed to reduce Total Annual Portfolio Operating Expenses for Owners and will continue for at least one year from the date of this prospectus. For more information about which Portfolios currently have such contractual reimbursement or fee waiver arrangements in place, see the prospectuses of the underlying Funds.

Northwestern Mutual

The Northwestern Mutual Life Insurance Company is a mutual life insurance company organized by a special act of the Wisconsin Legislature in 1857. It is licensed to conduct a conventional life insurance business in the District of Columbia and in all states of the United States. The total assets of Northwestern Mutual were over $217 billion as of December 31, 2013. The Home Office of Northwestern Mutual is located at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

“Northwestern Mutual,” “Company,” “we,” “us,” and “our” in this prospectus mean The Northwestern Mutual Life Insurance Company.

General Account assets are used to guarantee the payment of certain benefits under the Policy, including death benefits. To the extent that we are required to pay you amounts under these benefits that are in addition to Invested Assets in the Separate

Account, such amounts will come from General Account assets. Thus, Owners must look to the strength of the Company and its General Account with regard to guarantees under the Policy. The General Account is exposed to the risks normally associated with the operation of a life insurance company, including insurance pricing, asset liability management and interest rate risk, operational risks, and the investment risks of a portfolio of securities that consists largely, though not exclusively, of fixed-income securities. Some of the risks associated with such a portfolio include interest rate, option, liquidity, and credit risk. The financial statements contained in the Statement of Additional Information include a further discussion of risks inherent within the General Account investments. The assets in the General Account are subject to the claims of the Company’s general creditors.

The Separate Account

We established the Separate Account by action of our Trustees on November 23, 1983, in accordance with the provisions of Wisconsin insurance law. The Separate Account is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 (the “1940 Act”). We own the assets in the Separate Account and we are obligated to pay all benefits under the Policies. We may use the Separate Account to support other variable life insurance policies we issue. We have divided the Separate Account into Divisions, each of which invests in shares of one Portfolio of the Funds.

Under Wisconsin law, Separate Account assets are held separate from our other assets and are not part of our General Account. Income, gains, and losses, whether or not realized, from assets allocated to the Separate Account will be credited to or charged against the Separate Account without regard to

4	Variable Executive Life Prospectus

our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Division reflect that Division’s own investment performance and not the investment performance of our other assets. We may not use the Separate Account’s assets to pay any of our liabilities other than those arising from the Policies and any other variable life insurance Policies funded by the Separate Account. We may, however, use all of our assets (except those held in certain other separate accounts) to satisfy our obligations under your Policy.

Where permitted by law and subject to any required regulatory approvals or votes by Owners, we reserve the right to:

•	operate the Separate Account or a Division either as a unit investment trust or a management investment company under the 1940 Act, or in any other form permitted by law, if deemed by the Company to be in the best interest of Owners;

•	invest current and future assets of a Division in securities of another Portfolio as a substitute for shares of a Portfolio already purchased or to be purchased;

•	transfer cash from time to time between the General Account and the Separate Account as deemed necessary or appropriate and consistent with the terms of the Policy, including but not limited to transfers for the deduction of charges and in support payment options;
•	transfer assets of the Separate Account in excess of reserve requirements applicable to the Policies supported by the Separate Account to the General Account (Invested Assets remaining in the Separate Account necessary to fulfill its obligations under the Policy are not subject to claims against or losses in the General Account);

•	register or deregister the Separate Account under the 1940 Act or change its classification under that Act;

•	create new separate accounts;

•	add, delete or make substitutions for the securities and other assets held or purchased by the Separate Account;

•	restrict or eliminate any voting rights of Owners or other persons having voting rights as to the Separate Account; and

•	make any changes to the Separate Account to conform with, or required by any change in, federal tax law, the 1940 Act and regulations promulgated thereunder, or any other applicable federal or state laws.

In the event that we take any of these actions, we may make an appropriate endorsement of your Policy and take other actions necessary to comply with applicable law.

The Funds

A variety of investment options are offered under the Policy for the allocation of your premiums. However, the Company does not endorse or recommend a particular option, nor does it provide investment advice. You are responsible for choosing your investment options and should make your choices based on your individual situation and risk tolerances. After making your initial allocation decisions, you should monitor your allocations and periodically review the options you select and the amounts allocated to each to ensure your selections continue to be appropriate. The amounts you invest in a particular Division are not guaranteed and, because both principal and any return on the investment are subject to market risk, you can lose money.

The assets of each Division are invested in a corresponding Portfolio that is a series of one of the following mutual funds: Northwestern Mutual Series Fund, Inc.; Fidelity® Variable Insurance Products; Neuberger Berman Advisers Management Trust; the Russell Investment Funds; and Credit Suisse Trust. The Separate Account buys shares of the Portfolios at their respective net asset values without sales charge. The Portfolios are available for investment only by separate accounts supporting variable insurance products and are not publicly traded. Their performance can differ substantially from publicly traded mutual funds with similar names. The specific Portfolios available under your Policy may change from time to time, and not all Portfolios in which assets of the Separate Account are invested may be available under your Policy. Your ability to invest in a Portfolio may be affected by the actions of such Portfolio, such as when a Portfolio closes.

The investment objectives of each Portfolio are set forth below. There is no assurance that any of the Portfolios will achieve its stated objective(s). You can find more detailed information about the Portfolios, including a description of each Portfolio, in the attached Portfolio prospectuses. Read the prospectuses for the Portfolios carefully before investing. Note: If you received a summary prospectus for a Portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Variable Executive Life Prospectus	5

Northwestern Mutual Series Fund, Inc. (the “Series Fund”)

The principal investment adviser for the Portfolios of the Series Fund is Mason Street Advisors, LLC (“MSA”), our wholly-owned company. The investment advisory agreements for the respective Portfolios provide that MSA will provide services and bear certain expenses of the Series Fund. MSA employs a staff of investment professionals to manage the assets of the Series Fund and the other advisory clients of MSA. We provide related facilities and personnel, which MSA uses in performing its investment advisory functions. MSA has retained and oversees a number of asset management firms under investment sub-advisory agreements to provide day-to-day management of the Portfolios indicated below. Each such sub-adviser may be replaced without the approval of shareholders. Please see the attached prospectuses for the Series Fund for more information.

Portfolio	Investment Objective	Sub-adviser (if applicable)
Growth Stock Portfolio	Long-term growth of capital; current income is a secondary objective	The Boston Company Asset Management, LLC
Focused Appreciation Portfolio	Long-term growth of capital	Janus Capital Management LLC
Large Cap Core Stock Portfolio	Long-term growth of capital and income	Fayez Sarofim & Co.
Large Cap Blend Portfolio	Long-term growth of capital and income	Fiduciary Management, Inc.
Index 500 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s 500® Composite Stock Price Index	N/A
Large Company Value Portfolio	Long-term capital growth; income is a secondary objective	American Century Investment Management, Inc.
Domestic Equity Portfolio	Long-term growth of capital and income	Delaware Investments Fund Advisers, a series of Delaware Management Business Trust
Equity Income Portfolio	Long-term growth of capital and income	T. Rowe Price Associates, Inc.
Mid Cap Growth Stock Portfolio	Long-term growth of capital	William Blair & Company, L.L.C.
Index 400 Stock Portfolio	Investment results that approximate the performance of the S&P MidCap 400® Stock Price Index	N/A
Mid Cap Value Portfolio	Long-term capital growth; current income is a secondary objective	American Century Investment Management, Inc.
Small Cap Growth Stock Portfolio	Long-term growth of capital	Wellington Management Company, LLP
Index 600 Stock Portfolio	Investment results that approximate the performance of the Standard & Poor’s SmallCap 600® Index	N/A
Small Cap Value Portfolio	Long-term growth of capital	T. Rowe Price Associates, Inc.
International Growth Portfolio	Long-term growth of capital	Janus Capital Management LLC
Research International Core Portfolio	Capital appreciation	Massachusetts Financial Services Company
International Equity Portfolio	Long-term growth of capital; any income realized may be incidental	Templeton Investment Counsel, LLC
Emerging Markets Equity Portfolio	Capital Appreciation	Massachusetts Financial Services Company
Money Market Portfolio	Maximum current income to the extent consistent with liquidity and stability of capital(1)	N/A
Short-Term Bond Portfolio	To provide as high a level of current income as is consistent with prudent investment risk	N/A
Select Bond Portfolio	To provide as high a level of total return as is consistent with prudent investment risk; a secondary objective is to seek preservation of shareholders’ capital	N/A
Long-Term U.S. Government Bond Portfolio	Maximum total return, consistent with preservation of capital and prudent investment management	Pacific Investment Management Company LLC

6	Variable Executive Life Prospectus

Portfolio	Investment Objective	Sub-adviser (if applicable)
Inflation Protection Portfolio	Pursue total return using a strategy that seeks to protect against U.S. inflation	American Century Investment Management, Inc.
High Yield Bond Portfolio	High current income and capital appreciation(2)	N/A
Multi-Sector Bond Portfolio	Maximum total return, consistent with prudent investment management	Pacific Investment Management Company LLC
Balanced Portfolio	To realize as high a level of total return as is consistent with prudent investment risk, through income and capital appreciation	N/A
Asset Allocation Portfolio	To realize as high a level of total return as is consistent with reasonable investment risk	N/A

(1)	Although the Money Market Portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in the Money Market Portfolio. An investment in a money market portfolio is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any government agency. During extended periods of low interest rates, the yield of a money market portfolio may also become extremely low and possibly negative.
(2)	High yield bonds are commonly referred to as junk bonds.

Fidelity® Variable Insurance Products

The Fidelity® VIP Mid Cap Portfolio and the Fidelity® VIP Contrafund® Portfolio are series of Variable Insurance Products Fund III and the Variable Insurance Products Fund II, respectively. The Separate Account buys Service Class 2 shares of the Portfolios, the investment adviser for which is the Fidelity Management & Research Company (FMR). The following affiliates of FMR also assist with foreign investments: Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Portfolio	Investment Objective	Sub-adviser
VIP Mid Cap Portfolio	Long-term growth of capital	FMR Co., Inc.
VIP Contrafund® Portfolio	Long-term capital appreciation	FMR Co., Inc.

Neuberger Berman Advisers Management Trust

The Neuberger Berman Advisers Management Trust Socially Responsive Portfolio is a series of the Neuberger Berman Advisers Management Trust. The Separate Account buys Class I shares of the Portfolio, the investment adviser for which is Neuberger Berman Management LLC.

Portfolio	Investment Objective	Sub-adviser
Socially Responsive Portfolio	Long-term growth of capital by investing primarily in securities of companies that meet the Portfolio’s financial criteria and social policy	Neuberger Berman LLC

Variable Executive Life Prospectus	7

Russell Investment Funds

The assets of each of the Portfolios comprising the Russell Investment Funds are invested by one or more investment management organizations researched and recommended by Frank Russell Company (“Russell”), and an affiliate of Russell, the Russell Investment Management Company (“RIMCo”). RIMCo is the investment adviser of the Russell Investment Funds. Russell is our majority-owned subsidiary.

Portfolio	Investment Objective
Multi-Style Equity Fund	Long-term growth of capital
Aggressive Equity Fund	Long-term growth of capital
Global Real Estate Securities Fund	Current income and long-term growth of capital
Non-U.S. Fund	Long-term growth of capital
Core Bond Fund	Current income and, as a secondary objective, capital appreciation
LifePoints® Variable Target Portfolio Series Moderate Strategy Fund	High current income and moderate long-term capital appreciation
LifePoints® Variable Target Portfolio Series Balanced Strategy Fund	Above-average capital appreciation and a moderate level of current income
LifePoints® Variable Target Portfolio Series Growth Strategy Fund	High long-term capital appreciation with low current income
LifePoints® Variable Target Portfolio Series Equity Growth Strategy Fund	High long-term capital appreciation

Credit Suisse Trust

The Commodity Return Strategy Portfolio is a series of Credit Suisse Trust. The Separate Account buys shares of the Portfolio, the investment adviser for which is Credit Suisse Asset Management, LLC.

Portfolio	Investment Objective
Commodity Return Strategy Portfolio	Total Return

Payments We Receive

We select the Portfolios offered through this Policy based on several criteria, including asset class coverage, the strength of the investment adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor we consider during the selection process is whether the Portfolio’s investment adviser or an affiliate will make payments to us or our affiliates. We review the Portfolios periodically and may remove a Portfolio or limit its availability to new premiums and/or transfers of accumulated amounts if we determine that the Portfolio no longer meets one or more of the selection criteria, and/or if the Portfolio has not attracted significant allocations from Owners. The Series Fund and the Russell Investment Funds have been included in part because they are managed by subsidiaries of the Company.

We do not provide any investment advice and do not recommend or endorse any particular Portfolio. You bear the risk of any decline in the Policy Value of your Policy resulting from the performance of the Portfolios you have chosen.

Owners, through their indirect investment in the Portfolios, bear the costs of the investment advisory or management fees that the Portfolios pay to their respective investment advisors (see the Portfolios’ prospectuses for more information). As described above, an investment adviser of a Portfolio, or its affiliates, may make payments to the Company and/or certain of our affiliates, which is generally a positive factor when selecting Portfolios. However, the amount of such payments is not determinative as to whether a Portfolio is offered through the Policy. These payments may be derived, in whole or in part, from the advisory fee deducted from Portfolio assets. The amount of the compensation is based on a percentage of assets of the Portfolios attributable to the Policies and certain other variable insurance products that the Company issues. The percentages differ and some investment advisers (or other affiliates) may pay more than others. The percentages currently range up to 0.25%. These payments may be used for any corporate purpose, including payment of expenses that the Company and/or its affiliates incur for services performed on behalf of the Policies and the Portfolios. The Company and its affiliates may profit from these payments.

Certain Portfolios have adopted a Distribution (and/or Shareholder Servicing) Plan under Rule 12b-1 of the 1940 Act, which is described in more detail in the Portfolios’ prospectuses. These payments, which may be up to 0.25%, are deducted from assets of the Portfolios and are paid to our distributor, Northwestern Mutual Investment Services, LLC. These payments decrease a Portfolio’s investment return.

Additionally, an investment adviser or sub-adviser of a Portfolio (or of an underlying fund in which a Portfolio invests) or its affiliate may provide the Company with wholesaling services that assist in the distribution of the Policies and may pay the Company and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the investment adviser or sub-adviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

8	Variable Executive Life Prospectus

Information About the Policy

We are no longer issuing this Policy.

This prospectus describes the material provisions of the Policy. You should consult your Policy for more information about its terms and conditions, and for any state specific variations, that may apply to your Policy.

Availability Limitations

We have designed the Variable Executive Life Policy for use with non-tax qualified executive benefit plans. We offered the Policy for use with corporate-sponsored plans where the first year premium for the plan was at least $25,000. In addition, we offered this Policy where no corporate sponsor was involved and the first year premium for each Policy was at least $25,000. We permitted exceptions in some cases approved by our Home Office. The Specified Amount must be at least $50,000.

Premiums

The Policy permits you to pay premiums at any time before the Policy Anniversary that is nearest the Insured’s 95th birthday and in any amounts within the limits described in this section.

We used the Specified Amount you selected when you purchased the Policy to determine the minimum initial premium required to put the Policy in force. The minimum initial premium varies with factors including but not limited to the issue age, sex, and underwriting classification of the Insured.

After a Policy is issued, there are no minimum premiums, except that we will not accept a premium of less than $25. The Policy will remain in force during the Insured’s lifetime so long as the Policy Value, less the amount of any Policy Debt, is sufficient to pay the monthly cost of insurance charge and other current charges. If there is Policy Debt, payments at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments.

The Policy sets no maximum on premiums, but we will accept a premium that would increase the net amount at risk only if the insurance, as increased, will be within our issue limits, the Insured meets our insurability requirements and we receive the premium prior to the Policy anniversary nearest the Insured’s 75th birthday. We will not accept a premium if it would disqualify the Policy as life insurance for federal income tax purposes. We will accept a premium, however, even if it would cause the Policy to be classified as a MEC. (See “Tax Considerations”).

You may send Premium Payments to our Home Office or to a payment center designated by us. All payments must be made in U.S. Dollars payable through a U.S. financial institution. We accept Premium Payments by check or electronic funds transfer (“EFT”). Net Premiums are placed in the Separate Account on the date we receive your Premium Payment in Good Order at our Home Office and are credited at the Unit Value determined as of the date of receipt. Premiums received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and credited on that Valuation Date. If received on or after the close of trading on a Valuation Date, or on a day other than a Valuation Date, they are deemed to be received and credited on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements. We generally will not accept cash, money orders, traveler’s checks or “starter” checks; however, in limited circumstances, we may accept some cash equivalents in accord with our anti-money laundering procedures. If you make a Premium Payment with a check or bank draft and, for whatever reason, it is later returned unpaid or uncollected, or if a Premium Payment by EFT is reversed, we reserve the right to reverse the transaction. We also reserve the right to recover any resulting losses incurred by us by withdrawing a sufficient amount of Policy Value. We have the right to limit or refund a Premium Payment or make distributions from the Policy as necessary to continue to qualify the Policy as life insurance under federal tax law. If mandated under applicable law, we may be required to reject a Premium Payment.

Although we do not anticipate delays in our receipt and processing of premiums, we may experience such delays to the extent premiums are not received at our Home Office on a timely basis. Such delays could result in delays in the allocation of premiums. (See “Allocations to the Separate Account”).

We may also be required to provide information about you and your account to government regulators.

Policy Value

The Policy Value is the cumulative amount invested, less withdrawals, adjusted for daily investment results and interest on Policy Debt, and reduced by the current monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

Death Benefit

Death Benefit Options    The Policy provides for three Death Benefit options:

•	Specified Amount (Option A)
•	Specified Amount Plus Policy Value (Option B), (see “Policy Value” above)
•	Specified Amount Plus Premiums Paid (Option C)

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The option you choose on your Application will generally depend on whether you prefer an increasing Death Benefit or a larger Policy Value, but in each case the Death Benefit will be at least the Minimum Death Benefit required for your Policy to qualify as life insurance under federal tax law. You selected the Specified Amount when you purchased the Policy and, subject to our approval, you may make changes upon written request.

Under any of the Death Benefit options, the Death Benefit will be equal to the Policy Value at all times on and after the Policy Anniversary nearest the 100th birthday of the Insured. The investment performance of the Portfolios, as well as the charges and expenses under your Policy, may decrease your Policy Value and/or your Death Benefit.

The Death Benefit will be paid on the death of the Insured while the Policy is in force. The amount payable will be reduced by the amount of any Policy Debt and any Monthly Policy Charges due and unpaid if the death occurs during a grace period. (See “Termination and Reinstatement”). Subject to the terms and conditions of the Policy, the proceeds will be paid to a beneficiary or other payee after proof of the death of the Insured is received in our Home Office. The amount of proceeds will be determined as of the date of death. We will pay interest on the proceeds from that date until payment is made.

If an Income Plan was not previously elected by the Owner and in lieu of a lump sum payment, the Company currently permits the Death Benefit, less any Policy Debt, to be paid under an Income Plan selected by your beneficiary after the death of the Insured. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans. Generally, (1) an interest income plan accrues interest on the Death Benefit, the interest may be received monthly, and any remaining proceeds or interest may be withdrawn at any time; (2) an installment income plan pays the Death Benefit in installments for a fixed period of time, and any remaining proceeds may be withdrawn at any time; and (3) a life income plan makes payments monthly for a chosen period and after that, for the life of the person on whose life the payments are based (or two persons if the joint option is selected). If available, any proceeds added to increase the amount payable under a monthly income plan may be subject to a 2.00% expense charge plus any applicable state premium tax. The choice of Income Plans will vary depending on financial situation and the amount of income desired monthly for a chosen time period. The Owner may elect the Income Plan while the Insured is living or, if the Insured is not the Owner, during the first 60 days after the Insured’s date of death. A Income Plan that is elected by the Owner will take effect on the date of death of the Insured if the notice of election is received in our Home Office while the Insured is living. In all other cases, the Income Plan will take effect on the date of receipt of the notice of election. If no Income Plan is elected, the benefit is paid to the beneficiary with interest based on rates declared by the Company or as required by applicable state law on the date of death of the Insured.

Minimum Death Benefit    The Minimum Death Benefit is the amount required to maintain the Policy as life insurance for Federal income tax purposes. Under any of the Death Benefit options, we will increase the Death Benefit if necessary to meet this requirement.

A Policy must satisfy one of two testing methods to qualify as life insurance for federal income tax purposes: the Guideline Premium/Cash Value Corridor Test or the Cash Value Accumulation Test. Both tests require the Policy to meet minimum ratios, or multiples, of Death Benefit to the Policy Value. The minimum multiple decreases as the age of the Insured advances. You made the choice of testing methods when you purchased a Policy and it may not be changed. For the Guideline Premium/Cash Value Corridor Test the minimum multiples of Death Benefit to the Policy Value are shown in the following table.

Guideline Premium/Cash Value Corridor Test Multiples

Attained Age	Policy Value %	Attained Age	Policy Value %
40 or under	250	61	128
41	243	62	126
42	236	63	124
43	229	64	122
44	222	65	120
45	215	66	119
46	209	67	118
47	203	68	117
48	197	69	116
49	191	70	115
50	185	71	113
51	178	72	111
52	171	73	109
53	164	74	107
54	157	75-90	105
55	150	91	104
56	146	92	103
57	142	93	102
58	138	94	101
59	134	95 or over	100
60	130

For the Cash Value Accumulation Test the minimum multiples of Death Benefit to the Policy Value are calculated using net single premiums based on the Attained Age of the Insured and the Policy’s underwriting classification, and using a 4% interest rate.

The Guideline Premium/Cash Value Corridor Test has lower minimum multiples than the Cash Value Accumulation Test, usually resulting in better Cash Value accumulation for a given amount of premium and Specified Amount. This is because the Guideline Premium/Cash Value Corridor Test generally requires a lower Death Benefit and therefore a lower cost of insurance charge. But the Guideline Premium/Cash Value Corridor Test limits the amount of premium that may be paid in each Policy Year. The Cash Value Accumulation Test has no such annual limitation, and allows more premium to be paid during the early Policy Years.

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Death Benefit Changes    You may change the Death Benefit option, or increase or decrease the Specified Amount, subject to our approval. Changes are subject to insurability requirements and issue limits. We will not permit a change if it results in a Specified Amount less than what we would issue on that date for similar policies. For additional requirements see “Modifying the Policy.”

If the written request is received in Good Order at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, a change in the Death Benefit option or an increase or decrease in the Specified Amount, will be effective on that date. If the written request is not received on a Monthly Processing Date, or is received on or after the close of trading on a Monthly Processing Date, it will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

Administrative charges of up to $250 for a change in the Death Benefit option, and up to $25 per change for more than one change in the Specified Amount in a Policy Year, may apply. We will deduct any such charges from the Policy Value. We are currently waiving these charges.

A change in the Death Benefit option, or an increase or decrease in the Specified Amount, may have important tax effects. (See “Tax Considerations”). The cost of insurance charge will increase if a change results in a larger net amount at risk. (See “Charges Against the Policy Value”).

Allocating Premiums to the Separate Account

Net Premiums are allocated into the Divisions as you directed in the Application for your Policy or in subsequent requests to change your allocations. You may change the allocation for future Net Premiums at any time. The change will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, we will continue to credit Net Premiums to your Policy according to the allocation instructions then in effect and either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Investment returns from amounts allocated to the Divisions will vary with the investment performance of the Divisions and will be reduced by Policy charges. You bear the entire investment risk for amounts you allocate to the Divisions. You should periodically review your allocation instructions in light of market conditions and your overall life insurance and financial objectives. Your Financial Representative may provide us with instructions on your behalf involving the allocation of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading.

You may request allocation changes in writing (including via facsimile or, under limited circumstances, by email). You may also submit allocation instructions via the Internet at www.northwesternmutual.com (“Electronic Instructions”) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make requests via Electronic Instructions. Currently we do not accept requests by telephone.

Transfer Between Divisions    Subject to the short-term and excessive trading limitations described below, you may transfer accumulated amounts from one Division to another so long as you are invested in no more than 30 Divisions at a time. Transfer requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

In order to take full advantage of these features, you should carefully consider, on a continuing basis, which investment options are best suited to your long-term investment needs. Although no fee is currently charged, we reserve the right where allowed by state law to charge a transfer fee of $25. We would deduct this charge from each Division in proportion to the amounts in each Division after the transfer. See “Charges and Deductions” for more information. In addition, certain Portfolios in which the Divisions invest may impose redemption fees. These fees are described in the Portfolios’ prospectuses. Where allowed by state law, the Company reserves the right to impose a minimum and/or maximum size on transfer amounts. Your Financial Representative may provide us with instructions on your behalf involving the transfer of accumulated amounts among available Divisions, subject to our rules and requirements, including the restrictions on short-term and excessive trading discussed below.

Variable Executive Life Prospectus	11

You may request transfers in writing (including via facsimile or, under limited circumstances, by email). You may also submit transfer instructions via the Internet at (www.northwesternmutual.com) in accordance with our then-current Internet procedures provided you have properly authorized us to accept Electronic Instructions in advance of your request. For more information see “Owner Inquiries.” Please note that we are not required to accept Electronic Instructions and we will not be responsible for losses resulting from transactions based on unauthorized Electronic Instructions, provided we follow procedures reasonably designed to verify the authenticity of Electronic Instructions. We reserve the right to limit, modify, suspend or terminate the ability to make transfers via Electronic Instructions. Currently we do not accept requests by telephone.

Short-Term and Excessive Trading    Short-term and excessive trading (sometimes referred to as “market timing”) may present risks to a Portfolio’s long-term investors, such as Owners and other persons who may have material rights under the Policy (e.g., beneficiaries), because it can, among other things, disrupt Portfolio investment strategies, increase Portfolio transaction and administrative costs, require higher than normal levels of cash reserves to fund unusually large or unexpected redemptions, and adversely affect investment performance. These risks may be greater for Portfolios that invest in securities that may be more vulnerable to arbitrage trading including foreign securities and thinly traded securities, such as small cap stocks and non-investment grade bonds. These types of trading activities also may dilute the value of long-term investors’ interests in a Portfolio if it calculates its net asset value using closing prices that are no longer accurate. Accordingly, we discourage market timing activities.

To deter short-term and excessive trading, we have adopted and implemented policies and procedures which are designed to control abusive trading practices. We seek to apply these policies and procedures uniformly to all Owners. Any exceptions must be either expressly permitted by our policies and procedures or subject to an approval process described in them. We may also be prevented from uniformly applying these policies and procedures under applicable state or federal law or regulation. Because exceptions are permitted, it is possible that investors may be treated differently and, as a result, some may be allowed to engage in trading activity that might be viewed as market timing.

Among the steps we have taken to reduce the frequency and effect of these practices are monitoring trading activity and imposing trading restrictions, including the prohibition of more than twelve transfers among Divisions under a single Policy during a Policy Year. Multiple transfers with the same effective date made by the same Owner will be counted as a single transfer for purposes of applying the twelve transfer limitation. Further, an investor who is identified as having made a transfer in and out of the same Division, excluding the Money Market Division, (“round trip transfer”) in an amount in excess of $10,000 within fourteen calendar days will be restricted from making additional transfers after making two more such round trip transfers within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. An Owner who is identified as having made one round trip transfer within thirty calendar days aggregating more than one percent (1%) of the total assets of the Portfolio underlying a Division, excluding the Money Market Division and the Divisions corresponding to the Portfolios of the Russell Investment Funds LifePoints® Variable Target Portfolio Series, will be restricted from making additional transfers after making one more such round trip transfer within any Policy Year, including the year in which the first such round trip transfer was made. The restriction will last until the next Policy Anniversary and the Policy Owner will be sent a letter informing him or her of the restriction. These limitations do not apply to automatic asset transfers, scheduled or systematic transactions involving portfolio rebalancing, dollar cost averaging, to initial allocations or changes in future allocations. Once a Policy is restricted, we will allow one additional transfer into the Money Market Division until the next Policy Anniversary. Additionally, in accordance with our procedures, we may modify some of these limitations to allow for transfers that would not count against the total transfer limit but only as necessary to alleviate any potential hardships to Owners (e.g., in situations involving a substitution of an underlying fund).

Policies such as yours (or other Policies supported by the Separate Account) may be purchased by a corporation or other entity as a means to informally fund the liabilities created by the entity’s employee benefit or similar plan. These Policies may be aggregately managed to match liabilities under such plans. Policies sold under these circumstances may be subject to special transfer restrictions. Namely, transactions involving portfolio rebalancing programs may be exempt from the twelve transfers per Policy year limitation where: (1) the purpose of the portfolio rebalancing program is to match the Policy to the entity’s employee benefit or similar plan; (2) the portfolio rebalancing program adequately protects against short-term or excessive trading; and (3) the portfolio rebalancing program is managed by a third party administrator that meets our requirements. We reserve the right to monitor or limit transactions involving portfolio rebalancing programs where we believe such transactions may be potentially harmful to a Portfolio.

We may change these policies and procedures from time to time in our sole discretion without notice; provided, however, Owners will be given advance, written notice if the policies and procedures are revised to accommodate market timing. Additionally, the Funds may have their own policies and procedures described in their prospectuses that are designed to limit or restrict frequent trading. Such policies may be different from our policies and procedures, and may be more or less restrictive. As the Funds may accept purchase payments from other investors, including other insurance company separate accounts on behalf of their variable product customers and retirement plans, we cannot guarantee that the Funds will not be harmed by any abusive market timing activity relating to the

12	Variable Executive Life Prospectus

retirement plans and/or other insurance companies that may invest in the Funds. The Funds’ policies and procedures may provide for the imposition of a redemption fee and, upon request from the Fund, require us to provide transaction information to the Fund (including an Owner’s tax identification number) and to restrict or prohibit transfers and other transactions that involve the purchase of shares of a Portfolio. In the event a Fund instructs us to restrict or prohibit transfers or other transactions involving shares of a Portfolio, you may not be able to make additional purchases in a Division until the restriction or prohibition ends. If you submit a request that includes a purchase or transfer into such a restricted Division, we will consider the request “not in Good Order” and it will not be processed. You may, however, submit a new transfer request.

If we believe your trading activity is in violation of, or inconsistent with, our policies and procedures or otherwise is potentially disruptive to the interests of other investors, you may be asked to stop such activities, and future investments and allocations or transfers by you may be rejected without prior notice. Because we retain discretion to determine what action is appropriate in a given situation, investors may be treated differently and some may be allowed to engage in activities that might be viewed as market timing.

We intend to monitor events and the effectiveness of our policies and procedures in order to identify whether instances of potentially abusive trading practices are occurring. However, we may not be able to identify all instances of abusive trading practices, nor completely eliminate the possibility of such activities, and there may be technological limitations on our ability to impose restrictions on the trading practices of Owners.

Automatic Dollar-Cost Averaging

With Dollar-Cost Averaging, you can arrange to have a regular amount of money (either a fixed dollar amount or a fractional amount) automatically transferred monthly from the Money Market Division into the Division(s) you have chosen. Transfers will end either when the amount in the Money Market Division is depleted or when you submit the appropriate form to our Home Office to stop such transfers, whichever is earlier. There is no charge for the Dollar-Cost Averaging. We reserve the right to modify or terminate the Dollar-Cost Averaging Plan at any time.

Dollar cost averaging does not ensure a profit or protect against loss in a declining market. Carefully consider your willingness to continue payments during periods of low prices.

Portfolio Rebalancing

Over time, portfolio rebalancing helps you maintain your allocations among the Divisions you have chosen. If you elect portfolio rebalancing, your Invested Assets are periodically rebalanced in accordance with our procedures to return your allocation to the percentages you specify. Portfolio rebalancing may reduce the amount of Policy Value allocated to better performing Divisions.

You may choose to rebalance monthly, quarterly, semi-annually or annually. We do not charge a transfer fee for portfolio rebalancing. You may have elected portfolio rebalancing in the Application. You may also elect portfolio rebalancing and modify or terminate your election at any time by submitting a written request to our Home Office. If you make transfers through our website, your portfolio rebalancing will end and you will need to make a new election if you want portfolio rebalancing to continue. We may modify, limit, suspend or discontinue this feature at any time.

Allocation Models

Allocation models may be offered. Each model is comprised of a combination of Portfolios representing various asset classes. The models are static or fixed allocation models that do not change. We do not provide investment advice regarding whether a model should be revised or whether it remains appropriate to invest in accordance with any particular model due to performance, a change in your investment needs or for other reasons. There will be no automatic rebalancing to these models unless you chose the portfolio rebalancing option. Please note that investment according to an allocation model may result in an increase in assets allocated to Portfolios managed by an affiliated investment adviser, and therefore a corresponding increase in Portfolio management fees collected by such adviser. We reserve the right to modify, suspend or terminate any asset allocation models at any time without affecting your current allocation, except in limited circumstances involving a Substitution of a Portfolio (see “Substitution of Portfolio Shares and Other Changes” for more information regarding the substitution of a Portfolio).

Charges and Expenses

Premium Expense Charges    We deduct a charge from each premium for state premium taxes (Premium Tax Charge) and a portion of our federal corporate income taxes attributable to policy acquisition expenses. Premium taxes vary from state to state and currently range from 0.0% to 3.5% of life insurance premiums. Currently, we charge 2.00% regardless of the state in which you live. We reserve the right to deduct a higher or lower amount or percentage from Premium Payments in the future to cover these taxes. The amount deducted may be more or less than the percentage charged by your state of residence.

Due to a 1990 federal tax law change under the OBRA, as amended, insurance companies are generally required to capitalize and amortize certain acquisition expenses rather than currently deducting such expenses. Due to this capitalization and amortization, the corporate income tax burden on insurance companies has been affected. We make a charge of 1.00% against each Premium Payment to compensate us for corporate taxes (Federal Deferred Acquisition Cost Charge). We believe that this charge does not exceed a reasonable estimate of an increase in our federal income taxes resulting from a change in the Internal Revenue Code relating to deferred acquisition costs. The Premium Tax Charge and the Federal Deferred Acquisition Cost Charge may each vary in amount.

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We generally deduct a sales load from each premium. We expect to recover our expenses of selling and advertising (“distribution expenses”) from this amount. Except as described below, the charge is 15% of premiums up to the Target Premium paid during the first Policy Year, 6.8% of premiums up to the Target Premium paid during each of Policy Years 2-6, and 3% of all other premiums. The amount we deduct for costs in a Policy Year is not specifically related to distribution expenses incurred in that year. To the extent that distribution expenses exceed the amounts deducted, we will pay the expenses from our other assets. These assets may include, among other things, any gain realized from the monthly charge against the Policy Value for the mortality and expense risks we have assumed, as described below. To the extent that the amounts deducted for distribution expenses exceed the amounts needed, we will realize a gain.

In certain cases involving a group of Policies purchased by an employer, where large amounts of aggregate first year premium were anticipated, we may have waived the sales load for those Policies in the group representing anticipated first year premiums in excess of an aggregate amount we determined.

Charges Against the Policy Value    We deduct a Monthly Policy Charge from the Policy Value on each Monthly Processing Date. The Monthly Policy Charge includes the Cost of Insurance Charge, the Mortality and Expense Risk Charge, and the Monthly Administrative Charge. These three components of the Monthly Policy Charge are described in the following three paragraphs.

As part of the Monthly Policy Charge, we deduct a Cost of Insurance Charge. We determine the amount by multiplying the net amount at risk by the cost of insurance rate. The net amount at risk is the difference between the Death Benefit and the Policy Value. The net amount at risk will be affected by investment performance, the amount and timing of premiums, and the charges and expenses for the Policy. The cost of insurance rate reflects factors including but not limited to the Issue Age, sex and underwriting classification of the Insured, Policy Date, Policy Year and presence of the Cash Value Amendment (if applicable). (See “Cash Value”). The maximum cost of insurance rates are included in the Policy. The cost of insurance charge covers the cost of mortality and some expenses. We may realize gain from this charge to the extent the charge exceeds our costs attributable to the charge, in which case the gain may be used for any Company purpose.

The second part of the Monthly Policy Charge is the Mortality and Expense Risk Charge. The maximum amount of the charge is equal to an annual rate of 0.90% (0.07500% monthly rate) of the Policy Value, less any Policy Debt. The current charge is equal to an annual rate of 0.48% (0.04000% monthly rate) of Policy Value, less any Policy Debt, for the first ten Policy Years and 0.05% (0.00417% monthly rate) thereafter for Policies with the Cash Value Amendment, or 0.03% (0.00250% monthly rate) thereafter for Policies without the Cash Value Amendment. (See “Cash Value”). The mortality risk is that Insureds may not live as long as we estimated. The expense risk includes the risk that expenses of issuing and administering the Policies may exceed the estimated costs, including other costs such as those related to marketing and distribution. We will realize a gain from this charge to the extent it is not needed to provide benefits and pay expenses under the Policies, in which case the gain may be used for any Company purpose.

The third part of the Monthly Policy Charge is the Monthly Administrative Charge of not more than $15 monthly for the first Policy Year and $10 monthly thereafter. Currently this charge is $6.67 monthly. This charge is for administrative expenses, including costs of premium collection, processing claims, keeping records and communicating with Owners. We do not expect to profit from this charge.

In addition to the Monthly Policy Charge, we deduct a charge for the expenses and taxes associated with the Policy Debt, if any. The aggregate charge when the Insured is Attained Age 99 and below is at the current annual rate of 0.75% (0.06250% monthly rate) of the Policy Debt for the first 10 Policy Years and 0.20% (0.01667% monthly rate) thereafter. The aggregate charge when the Insured is Attained Age 100 and above is at the current annual rate of 0.00% annually of the Policy Debt.

The Policy provides for transaction fees to be deducted from the Policy Value on the dates on which transactions take place. These charges are $25 per change for more than one change in the Specified Amount in a Policy Year, $25 per withdrawal and $25 per transfer of assets among the Divisions if more than twelve transfers take place in a Policy Year. The fee for a change in the Death Benefit option is $250. Currently we are waiving all of these fees.

You may have the option of receiving funds via wire transfer or priority mail. Currently, a fee of $25 is charged for wire transfers (up to $50 for international wires) and a $15 fee (up to $45 for next day, a.m. delivery) for priority mail. These fees are to cover our administrative costs or other expenses. We may discontinue the availability of these options at any time, with or without notice.

We will apportion deductions from the Policy Value among the Divisions in proportion to the amounts invested in the Divisions. For policies with the Monthly Charges From One Division Amendment, the Owner may elect in writing to have Cost of Insurance Charges, Mortality and Expense Risk Charges, Monthly Administrative Charges, and charges for expenses and taxes associated with the Policy Debt, if any, deducted from one Division. We reserve the right to determine which Divisions to make available for this election. Currently, the Money Market Division is available for this election. If the amount in the specified Division is not sufficient to pay these charges, the remainder of these charges is deducted from each Division in proportion to the amounts invested in the Divisions.

Expenses of the Portfolios    The investment performance of each Division reflects all expenses borne by the corresponding Portfolio. (See “Fee and Expense Tables—Annual Portfolio Operating Expenses” and the attached Fund prospectuses.)

14	Variable Executive Life Prospectus

Policies Issued Prior to November 8, 1999    For Policies issued prior to November 8, 1999, and for Policies issued after that date in states where the Policy form providing for deductions for sales costs as described above had not been approved at the time of policy issuance, the deduction from premiums for sales costs is 15% of premiums paid during the first Policy Year up to the Target Premium and 3% of all other premiums.

Cash Value

You may surrender a Policy for the Cash Value at any time during the lifetime of the Insured. The Cash Value for the Policy will change daily in response to investment results. No minimum Cash Value is guaranteed. The Cash Value is equal to the Policy Value reduced by any Policy Debt outstanding.

We determine the Cash Value for a Policy at the end of each valuation period (typically, 4:00 p.m. Eastern Time each business day). Each business day, together with any non-business days before it, is a valuation period. A business day is any day on which the NYSE is open for trading. In accordance with the requirements of the 1940 Act, we may also determine the Cash Value for a Policy on any other day on which there is sufficient trading in securities to materially affect the value of the securities held by the Portfolios.

The Company currently permits surrender proceeds to be paid under an Income Plan requested by an Owner at the time of surrender. Available Income Plans include an interest income plan, installment income plans, and life income plans. The Company may offer additional Income Plans.

Policies with the Cash Value Amendment    The Cash Value of the Policy was increased in the first, second, and third Policy Years. The increase in Cash Value in the first three Policy years was (c) multiplied by the sum of (a) plus (b), where: (a) was the cumulative sales load deducted from premiums paid to date, (b) was 4% of the sum of premiums paid to date, and (c) was an adjustment factor equal to 100.00% in the first Policy Year, 66.67% in the second Policy Year, and 33.33% in the third Policy Year. Certain charges may be higher for Policies with the Cash Value Amendment. See “Charges and Expenses – Charges Against the Policy Value” for more information.

Policy Loans

Described below are certain terms and conditions that apply when you borrow amounts under the Policy. For information on the tax treatment of loans, see “Tax Considerations” and consult with your tax advisor.

You may borrow an amount that, when added to existing Policy Debt, is not more than the loan value. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. We normally pay the loan proceeds within seven days after we receive a proper loan request at our Home Office. We may postpone payments of loans under certain conditions described in the “Deferral of Determination and Payment” section of this prospectus. There is a charge for the expenses and taxes associated with Policy

Debt. (See “Charges and Expenses—Charges Against the Policy Value”).

Written requests will be processed based on the date and time they are received in the Home Office. Requests will be effective on the Valuation Date on or next following the date we receive your request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Based on our administrative procedures, you may have the option of receiving funds via wire transfer or priority mail, and we may charge a fee for this service to cover our administrative costs.

Interest on a Policy loan accrues on a daily basis at an annual effective, fixed rate of 5%. Interest is due and payable on each Policy Anniversary. We add unpaid interest to the amount of the loan at an annual effective, fixed rate of interest of 5%. If, on any Monthly Processing Date, the amount of the loan plus the monthly charges for the cost of insurance and other expenses exceeds the Policy Value, the Policy will enter the grace period. (See “Termination and Reinstatement”). We will send you a notice at least 61 days before the termination date. The notice will show how much you must pay to keep the Policy in force.

We will take the amount of a Policy loan from the Divisions in proportion to the amounts in the Divisions. We will transfer the amounts withdrawn to our General Account and will credit them on a daily basis with your accrued loan interest (i.e., an annual earnings rate equal to the 5% Policy loan interest rate). A Policy loan, even if you repay it, will have a permanent effect on the Policy Value because the amounts borrowed will not participate in the Separate Account’s investment results while the loan is outstanding. The effect may be either favorable or unfavorable depending on whether the earnings rate credited to the loan amount is higher or lower than the investment performance of the unborrowed amounts left in the Divisions.

The Death Benefit will also be reduced by the amount of any Policy Debt outstanding. If you surrender or exchange the Policy or allow it to lapse while Policy Debt is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be considered as an amount you received and taxed accordingly.

You may repay a Policy loan, and any accrued interest outstanding, in whole or in part, at any time while the Insured is alive. If there is Policy Debt, payments at our Home Office will be treated as payments to reduce Policy Debt unless designated as Premium Payments. If we receive your payment before the close of trading on the NYSE, we will credit payments as of the date we receive them and will transfer those amounts from our

Variable Executive Life Prospectus	15

General Account to the Divisions, in proportion to the premium allocation in effect, as of the same date. If we receive your payment on or after the close of trading on the NYSE, we will process the order using the value of the units in the Divisions determined at the close of the next regular trading session of the NYSE. Loan repayments are not subject to transaction fees. A Policy loan or unpaid interest may have important tax consequences. (See “Tax Considerations”).

Surrenders and Withdrawals of Policy Value

Surrenders    You may surrender your Policy for the Cash Value at any time while the Insured is alive and the Policy is in force. The Cash Value will change daily in response to the investment performance of the Divisions in which you are invested. Written requests for surrender will be effective when received in Good Order at the Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

We do not guarantee any minimum Cash Value. We may require you to return your Policy to our Home Office when you request a surrender of the Policy. We will pay surrender proceeds in a lump sum or under an Income Plan option you select. (See “Income Plan Options”). Surrendering your Policy may have tax consequences. (See “Tax Considerations”).

Withdrawals    You may make a withdrawal of Policy Value. A withdrawal may not reduce the loan value to less than any Policy Debt outstanding. The loan value is 90% of the sum of the Cash Value and any existing Policy Debt on the date of the loan. A withdrawal amount may not reduce the Specified Amount to less than the minimum amount we would issue at the time of the withdrawal. Following a withdrawal, the remaining Policy Value, less any Policy Debt outstanding, must be at least three times the current monthly charges for the cost of insurance and other expenses. The minimum amount for withdrawals is $250. We permit up to four withdrawals in a Policy Year. An administrative charge of up to $25 may apply, but we are currently waiving this charge.

Written requests for withdrawals will be effective when received in Good Order at the Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements.

A withdrawal of Policy Value decreases the Death Benefit and may also decrease the Specified Amount. The amount of the decrease depends on the Death Benefit option and the amount of any prior increases in Death Benefit required to meet the definitional requirements for life insurance for federal income tax purposes. In some situations, the Death Benefit may decrease by more than the amount of the withdrawal.

We will take the amount withdrawn from Policy Value from the Divisions in proportion to the amounts in the Divisions. The Policy makes no provision for repayment of amounts withdrawn. A withdrawal of Policy Value may have important tax consequences. (See “Tax Considerations”).

Termination and Reinstatement

If the Policy Value, less any Policy Debt outstanding, is less than the monthly charges for the cost of insurance and other expenses on any Monthly Processing Date, we allow a grace period of 61 days for a Premium Payment to keep the Policy in force. The grace period begins on the date that we send you a notice. The notice will state the minimum amount of premium required to keep the Policy in force and the date by which you must pay the premium. The Policy will terminate with no value unless you pay the required amount before the grace period expires. Payments to keep the Policy in force received in Good Order at our Home Office before the close of trading (generally, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, payments are deemed to be received and effective on the next Valuation Date. If your payment is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your payment to our then-current requirements.

After a Policy has terminated, you may reinstate it within one year (or longer if required under state law) following the termination date, subject to our approval and satisfaction of our underwriting requirements. To reinstate the Policy, you must make a payment equal to an amount that will cover all Monthly Policy Charges that were due and unpaid before the end of the grace period and three times the Monthly Policy Charge due on the effective date of the reinstatement. If we approve the Application for reinstatement, and the Application was received at our Home Office before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date, the effective date of the reinstated Policy will be that date. If the Application is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinstated Policy will be effective on the next Monthly Processing Date. Applications must be received in Good Order to be processed. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Any Policy Debt that was outstanding when the Policy terminated will be reinstated.

16	Variable Executive Life Prospectus

Upon reinstatement, your Policy Date will not change. Therefore, fees and charges that vary by Policy year will take into account the period of time your Policy was terminated. The Policy Value when a Policy is reinstated is equal to the premium paid (plus applicable interest credited by the Company, if any), less Premium Expense Charges, less the sum of all monthly charges for the cost of insurance and other expenses that were due and unpaid before the end of the grace period, less the monthly charges due on the effective date of the reinstatement. Any Policy Debt on the date of termination will also be reinstated and added to the Policy Value. We will allocate the Policy Value less Policy Debt among the Divisions based on the allocations for premiums currently in effect.

A reinstatement may have important tax consequences. If you contemplate any such transaction you should consult a qualified tax adviser.

Reinvestments After Surrender or Withdrawal

While Owners have no right to reinvestment after a surrender or withdrawal, we may, at our sole discretion, permit such reinvestments as described in this paragraph. In special limited circumstances, we may allow payments into the Policy in the form of returned surrender or withdrawal proceeds in connection with a request to void a surrender or withdrawal if the request is received by the Company within a reasonable time after the surrender or withdrawal proceeds are mailed. These payments may be processed with a refund of any surrender charge or withdrawal fee previously assessed at the time of surrender or withdrawal and without a sales load. The period for which we will accept requests for the return of surrender or withdrawal proceeds after a surrender or withdrawal may vary in accordance with our administrative procedures.

Returned withdrawal proceeds will be reinvested at the unit value for each Division next determined after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Valuation Date are deemed to be received and effective on that Valuation Date. If received on or after the close of trading on a Valuation Date, or a day other than a Valuation Date, requests are deemed to be received and effective on the next Valuation Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. Proceeds will be allocated to the Divisions from which the withdrawal was made in the same proportion as the withdrawal.

We will reinvest surrender proceeds only after our receipt of the reinvestment request in Good Order at our Home Office. Requests received before the close of trading (typically, 4:00 p.m. Eastern Time) on the NYSE on a Monthly Processing Date are deemed to be received and effective on that date. If the request is not received on a Monthly Processing Date, or was received on or after the close of trading on the NYSE on a Monthly Processing Date, the reinvestment will be effective on the next Monthly Processing Date. If your request is not in Good Order, either we or your Financial Representative may notify you in writing, by telephone or by email in an effort to conform your request to our then-current requirements. We will allocate the returned surrender proceeds (plus applicable interest credited by the Company, if any) to the Divisions from which the surrender was made in the same proportion as the surrender.

Depending on the Insured’s underwriting classification, we may not accept the reinvestment or we may accept the reinvestment with different charges and expenses under the Policy. We may refuse to process reinvestments where it is not administratively feasible. Decisions regarding requests for reinvestment will take into consideration differences in costs and services and will not be unfairly discriminatory. Policies with reinvested surrender or withdrawal proceeds will have the same Death Benefit and Policy Value as if the proceeds had not been surrendered or withdrawn, except that values will reflect the fact that amounts were not invested in the Separate Account during the period of time the surrender or withdrawal proceeds were not in the Policy as well as any changes in charges and expenses due to a change in underwriting classification. We will make an adjustment for any Policy Debt or the debt may be reinstated.

Right to Exchange for a Fixed Benefit Policy

You may exchange your Policy for a life insurance policy with benefits that do not vary with the investment experience of the Separate Account (“Fixed Benefit Policy”) if, at any time, a Fund changes its investment adviser, if there is a material change in the investment policies of a Portfolio, or the Portfolio is substituted for another portfolio (see “Substitution Portfolio Shares and Other Changes”). You will be given notice of any such change and will have 60 days to make the exchange. We may require evidence of insurability and there may be a cost associated with the exchange. The Fixed Benefit Policy is on the life of the same Insured and at the time of the exchange will have the same Policy Date and Issue Age and a Death Benefit at least as great as the initial Death Benefit of your Policy (assuming no decrease in Specified Amount prior to the exchange). The exchange may be subject to an equitable cash adjustment, which recognizes the investment performance of the Policy through the effective date of the exchange, and may have tax consequences. An exchange is effective when we receive a proper written request, as well as the Policy, and any amount due on the exchange.

Modifying the Policy

Any Policy change that you request is subject to our then current insurability and processing requirements. Processing requirements may include, for example, completion of certain forms and satisfying certain evidentiary requirements.

If the Policy is changed or modified, we may make appropriate endorsements to the Policy, and we may require you to send your Policy to our Home Office for endorsement. Any modification or waiver of our rights or requirements under the Policy must be in writing and signed by an officer of

Variable Executive Life Prospectus	17

the Company. No agent or other person may bind us by waiving or changing any provision contained in the Policy.

Upon notice to you, we may modify the Policy:

•	to conform the Policy, our operations, or the Separate Account’s operations to the requirements of any law (including any regulation issued by a government agency) to which the Policy, the Company, or the Separate Account is subject;

•	to ensure continued qualification of the Policy as a life insurance contract under the federal tax laws; or

•	to reflect a change in the Separate Account’s operation.

Other Policy Provisions

Owner    The Owner is identified in the Policy. The Owner may exercise all rights under the Policy while the Insured is living. Ownership may be transferred to another. We must receive written proof of the transfer at our Home Office. “You” in this prospectus means the Owner or prospective purchaser of a Policy. Generally, only Owners are entitled to important information about the Policy. Other persons, such as beneficiaries or payors, are entitled to only limited information.

Beneficiary    The beneficiary is the person to whom the Death Benefit is payable. The beneficiary is named in the Application. You may change the beneficiary in accordance with the Policy provisions.

Incontestability    We will not contest a Policy after it has been in force during the lifetime of the Insured for two years from the Date of Issue or two years from the effective date of a reinstatement. We will not contest an increase in the amount of insurance that was subject to insurability requirements after the increased amount has been in force during the lifetime of the Insured for two years from the date of issuance of the increase.

Suicide    If the Insured dies by suicide within one year from the Date of Issue, the Policy will terminate and the amount payable under the Policy will be limited to the premiums paid, less the amount of any Policy Debt and withdrawals. If the Insured dies by suicide within one year of the date of an increase in the amount of insurance, which was subject to insurability requirements, the amount payable with respect to the increase will be limited to the amounts charged for the cost of insurance and other expenses attributable to the increase.

Misstatement of Age or Sex    If the age or sex of the Insured has been misstated, the Death Benefit and Policy Value will be modified by recalculating the charges for cost of insurance and other expenses based on the correct age and sex.

Collateral Assignment    You may assign a Policy as collateral security. We are not responsible for the validity or effect of a collateral assignment and will not be deemed to know of an assignment before receipt of the assignment in writing at our Home Office.

Deferral of Determination and Payment    We will ordinarily pay Policy benefits within seven days after we receive all required documents at our Home Office. However, we may defer determination and payment of benefits during any period when it is not reasonably practicable to value securities because the NYSE is closed, or the SEC, by order, either has determined that an emergency exists or permits deferral of the determination and payment of benefits for the protection of Owners. If, under SEC rules, the Money Market Portfolio suspends payments of redemption proceeds in connection with a liquidation of the Portfolio, we will delay payment of any transfer, partial surrender, surrender, death benefit from the Money Market Division until the Portfolio is liquidated.

If you have submitted a check or draft to our Home Office, we have the right to defer payment of surrender, withdrawal, Death Benefit or loan proceeds or Income Plan benefits until the check or draft has been honored.

If mandated under applicable law, we may be required to block an Owner’s account and thereby refuse to pay any requests for transfer, withdrawal, surrender, loans, or Death Benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about an Owner and an Owner’s account to government regulators.

Dividends    This Policy is eligible to share in the divisible surplus, if any, of the Company. Each year we determine, in our sole discretion, the amount and appropriate allocation of divisible surplus. Divisible surplus allocated to your Policy is referred to as a “dividend.” The Policy’s share, if any, will be credited as a dividend on the Policy Anniversary. There is no guaranteed method or formula for the determination or allocation of divisible surplus. The Company’s approach is subject to change. There is no guarantee of a divisible surplus. Even if there is divisible surplus, the payment of a dividend on the Policy is not guaranteed. It is not expected that any dividends will be payable on this Policy.

We will credit annual dividends, if any, in cash or you may use them to increase Policy Value. If you do not provide direction as to the use of dividends, we will use them to increase the Policy Value. Dividends used to increase the Policy Value will be allocated to the Divisions of the Separate Account according to the allocation of Net Premiums then in effect.

Voting Rights

As long as the Separate Account continues to be registered as a unit investment trust under the 1940 Act, and as long as Separate Account assets of a particular Division are invested in shares of a given Portfolio, we will vote the shares of that Portfolio held in the Separate Account in accordance with instructions we receive from Owners. Periodic reports relating to the Portfolios, proxy material, and a form on which one can give instructions with respect to the proportion of shares of the Portfolio held in the Separate Account corresponding to the Owner’s Policy Value, will be made available to the Owner(s).

18	Variable Executive Life Prospectus

We will vote shares for which no instructions have been received and shares held in our General Account in the same proportion as the shares for which instructions have been received from Owners. The effect of such proportional voting is that a small number of Owners may control the outcome of a particular vote.

Substitution of Portfolio Shares and Other Changes

If, in our judgment, one or more Portfolios become unsuitable for continued use with the Policy because of a change in investment objectives or restrictions, shares of another Portfolio or another mutual fund may be substituted for each such Portfolio. Any substitution of shares will be subject to any required approval of the SEC, the Wisconsin Commissioner of Insurance or other regulatory authority. We have also reserved the right, subject to applicable federal and state law, to operate the Separate Account or any of its Divisions as a management company under the 1940 Act, or in any other form permitted, or to terminate registration of the Separate Account if registration is no longer required, and to change the provisions of the Policies to comply with any applicable laws. Pursuant to an order of the Securities and Exchange Commission (“SEC”), effective November 15, 2013 the Commodity Return Strategy Portfolio was substituted for the Commodities Return Strategy Portfolio, a series of the Series Fund (the “Replaced Portfolio”). The Replaced Portfolio is no longer available as an investment option. As a condition of the order, until November 15, 2015 we will periodically reimburse subaccount expenses to the extent the Commodity Return Strategy Portfolio’s expenses exceed the expenses of the Replaced Portfolio. Depending on the timing of such reimbursement (typically quarterly), financial information or values of the Division investing in the Commodity Return Strategy Portfolio for some of the time periods reflected in such values would be lower prior to the reimbursements being applied. In the event we take any action to substitute another Portfolio in the future, we may make an appropriate endorsement of your Policy and take other necessary actions.

Reports and Financial Statements

At least once each Policy Year you will receive a statement showing the Death Benefit, Cash Value, Policy Value and any Policy loan, including loan interest. We will also send you a confirmation statement when you transfer among Divisions, make a withdrawal, take a Policy loan, or surrender the Policy. These statements will show your apportioned amounts among the Divisions.

Annually, we will send you a report containing financial statements of the Separate Account and, semi-annually, we will send you reports containing financial information and schedules of investments for the Portfolios underlying the Divisions to which your Invested Assets are allocated. The financial statements of Northwestern Mutual appear in the Statement of Additional Information. To receive a copy of the Annual Report, Semi-Annual Report and/or the Statement of Additional Information containing such financial statements, call 1-866-464-3800. Certain reports and other information can be obtained on our website at www.northwesternmutual.com.

Householding

To reduce costs, we may send only a single copy of the same disclosure document(s) (such as prospectuses, prospectus supplements, reports, announcements, proxy statements, notices, and information statements) to each consenting household (rather than sending copies to each Policy Owner residing in a household). If you are or become a member of such a household, you can revoke your consent to “householding” at any time, and can begin receiving your own copy of such disclosure documents by calling us at 1-866-464-3800.

Abandoned Property Requirements

Every state has unclaimed property laws which generally declare insurance contracts/policies to be abandoned after a period of inactivity of three to five years from the contract’s/policy’s maturity date, the date the death benefit is due and payable, or in some states, the date the insurer learns of the death of the insured. For example, if the payment of the death benefit has been triggered, but, if after a thorough search, we are still unable to locate the beneficiary, or if the beneficiary does not come forward to claim the death benefit proceeds in a timely manner, the death benefit proceeds will be paid to the abandoned property division or unclaimed property office of the state in which the beneficiary or you last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit proceeds (without interest) if your beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your beneficiary designations, including addresses, if and as they change. Please contact your Financial Representative or call 1-866-424-2609 for assistance in making such changes.

Legal Proceedings

Northwestern Mutual, like other life insurance companies, is generally involved in litigation at any given time. Although the outcome of any litigation cannot be predicted with certainty, we believe that, as of the date of this prospectus, there are no pending or threatened lawsuits that will have a materially adverse impact on the ability of Northwestern Mutual to meet its obligations under the Policy, on the Separate Account, or on Northwestern Mutual Investment Services, LLC, the principal underwriter for the Separate Account, and its ability to perform its duties as underwriter for the Separate Account.

Speculative Investing

This Policy, or any of its riders, should not be used for any type of speculative collective investment scheme (including, for example, arbitrage). Your Policy is not intended to be traded on any stock exchange or secondary market, and attempts to engage in such trading may violate state and/or federal law.

Variable Executive Life Prospectus	19

Owner Inquiries

With your ID and password, you can visit our website www.northwesternmutual.com to access performance information, forms for routine service, and daily Policy and unit values for Policies you own. Eligible Owners may also set up certain electronic payments, transfer accumulated amounts among Divisions and change the allocation of future contributions online, subject to our administrative procedures. For enrollment information, please visit our website www.northwesternmutual.com. Please note that electronic devices may not always be available. Any electronic device, whether it is yours, your service provider’s, your agent’s or ours, can experience outages or slowdowns for a variety of reasons, which may delay or prevent our processing of your request or payment. Although we have taken precautions to limit these problems, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request or payment in writing at our Home Office. Electronic requests or payments are deemed to be received by us upon receipt at the electronic location designated by us in our procedures. If you have questions about making a surrender, please call your Financial Representative or Advanced Business Services at 1-866-464-3800 between 7:30 a.m. and 5:00 p.m. Central Time Monday-Friday. To file a claim, please call your Financial Representative or Life Benefits at 1-800-635-8855.

Illustrations

Your Northwestern Mutual Financial Representative will provide you an illustration for your Policy upon your request. The illustrations show how the Death Benefit and Cash Value for a Policy would vary based on hypothetical investment results. The illustrations will be based on the information you give us about the Insured person and will reflect such factors as the Specified Amount, Death Benefit option and Premium Payments that you select. These should be based upon realistic expectations given your own individual situation.

Illustrations for variable life insurance policies do not project or predict investment results. The illustrated values assume that non-guaranteed elements such as Policy charges and level investment returns will not change. Given the volatility of the securities markets over time, the illustrated scenario is unlikely to occur and the Policy’s actual Cash Value, Death Benefit, and certain expenses (which will vary with the investment performance of the Portfolios) will be more or less than those illustrated. In addition, the actual timing and amounts of payments, deductions, expenses and any values removed from the Policy will also impact product performance. Due to these variations, even a portfolio that averaged the same return as illustrated will produce values which will be more or less than those which were illustrated.

Tax Considerations

General    The following discussion provides a general description of federal tax considerations relating to your Policy. The discussion is based on current provisions of the Internal Revenue Code (“Code”) as currently interpreted by the Treasury and the Internal Revenue Service (“IRS”). The discussion is not exhaustive, it does not address the likelihood of future changes in federal tax law or interpretations thereof, and it does not address state or local tax considerations which may be significant in the purchase and ownership of a Policy.

This tax discussion is intended to describe the tax consequences associated with your Policy. It does not constitute legal or tax advice, and is not intended to be used and cannot be used to avoid any penalties that may be imposed on a taxpayer. Taxpayers should seek advice based on their particular circumstances from an independent tax advisor.

Life Insurance Qualification    Section 7702 of the Code defines life insurance for federal income tax purposes. Under Section 7702, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets either a guideline premium test or a cash value accumulation test. We have designed your Policy to comply with only the cash value accumulation test. We may take any action that may be necessary for the Policy to qualify as life insurance for tax purposes.

The definitional tests under the Code are based on the Commissioner’s Standard Ordinary (CSO) mortality tables in effect when the Policies were issued. For Policies issued or materially changed after 2008, the tests must be based on the 2001 CSO mortality tables. Because Policies issued based on the 1980 CSO mortality tables may not satisfy the definitional tests using the 2001 CSO mortality tables, certain changes to those Polices will not be permitted (as defined by IRS Notices 2004-61 and 2006-95). Special safe harbor calculation rules apply to life insurance after the Insured attains age 100. See IRS Rev. Proc. 2010-28.

As provided by Section 817(h) of the Code, the Secretary of the Treasury has set standards for diversification of the investments underlying variable life insurance policies. Failure to meet the diversification requirements would disqualify your Policy as life insurance for purposes of Section 7702 of the Code. We believe that your Policy complies with the provisions of Sections 7702 and 817(h) of the Code, but the application of these rules is not entirely clear. We may make changes to your Policy if necessary for the Policy to qualify as life insurance for tax purposes.

IRS Rev. Ruls. 2003-91 and 2003-92 provide guidance on when an Owner’s control of Separate Account assets will cause the Owner, and not the life insurance company, to be treated as the owner of those assets. Important indicators of investor control are the ability of the Owner to select the

20	Variable Executive Life Prospectus

investment advisor, the investment strategy or the particular investments of the Separate Account. If the Owner of a Policy were treated as the owner of the mutual fund shares held in the Separate Account, the income and gains related to those shares would be included in the Owner’s gross income for federal income tax purposes. We believe that we own the assets of the Separate Account under current federal income tax law.

Tax Treatment of Life Insurance    While your Policy is in force, increases due to investment experience are not subject to federal income tax until there is a distribution as defined by the Code. The Death Benefit received by a beneficiary will generally not be subject to federal income tax.

Unless the Policy is a MEC, as described below, a loan received under your Policy will not be treated as a distribution subject to current federal income tax. Interest paid by individual Owners of a Policy will ordinarily not be deductible. You should consult a qualified tax advisor as to the deductibility of interest paid, or accrued, by business Owners of a Policy. (See “Business-Owned Life Insurance”).

So long as your Policy is not classified as a MEC (see “Modified Endowment Contract”), as a general rule, the proceeds from a surrender or withdrawal will be taxable only to the extent that the proceeds exceed the basis of the Policy. The basis of the Policy is generally equal to the premiums paid less any amounts previously received as tax-free distributions. Dividends paid in cash, if any, are generally taxed as withdrawals with a resulting reduction in basis. However, dividends used to increase Policy Value are generally not taxable. In certain circumstances, a withdrawal of Cash Value during the first 15 Policy Years may be taxable to the extent that the Cash Value exceeds the basis of the Policy. This means that the amount withdrawn may be taxable even if that amount is less than the basis of the Policy.

Caution must be used when taking cash out of a Policy through policy loans. If interest is not paid annually, it is added to the principal amount and the total amount will continue to accrue for as long as the loan is maintained on the Policy. If the Policy remains in force until the death of the Insured or, in the case of joint life insurance, the second death, the loan will be repaid from the tax-free Death Benefit. However, if the Policy terminates by any method other than death, the loan will be repaid from the Cash Value of the Policy, and the total Cash Value, including the total amount of the loan, will be taxable to the extent it exceeds the basis of the Policy. If the extended term insurance nonforfeiture option is available in your Policy, and it lapses to extended term insurance, the loan will be repaid from Cash Value of the Policy and the loan repayment will be treated as income and taxable to the extent it exceeds the amount of premiums paid. In extreme situations, Owners can face what is called the “surrender squeeze.” The surrender squeeze occurs when the unborrowed value remaining in the Policy is insufficient to cover the interest payment required to keep the Policy in force or to cover the tax due if the Policy terminates. Either the interest would have to be paid annually or it would be added to the Policy loan, causing the Policy to terminate and any income tax due on the loan amount to be payable with other assets of the Owner.

Subject to the agreement of the Company, and the Owner meeting any conditions set by the Company, a Policy may be exchanged tax-free for another life insurance policy covering the same Insured (or, in the case of joint life insurance, covering the Insureds or a surviving Insured) or an annuity contract with the same owner. The Code also allows certain policies to be exchanged for stand-alone and combination long-term care policies on a tax-free basis. Policies that are exchanged for life insurance policies after 2008 may only be exchanged for life insurance policies using 2001 CSO mortality tables. Any cash received or loan repaid in an exchange will be taxed to the extent of the gain in the Policy (i.e., on gain-first basis).

Ownership of a Policy may be transferred to a new owner and is taxable to the extent the sales proceeds exceed the basis of the Policy. In Rev. Rul. 2009-13, the IRS ruled that, when a life insurance policy is sold to a person with no insurable interest in the insured, the taxable gain is calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Legislation has been proposed that would revoke this rule. The death benefit of a policy in excess of the basis also may become taxable as a result of a transfer, unless the new owner is the insured, a partner of the insured, a partnership in which the insured is a partner or a corporation in which the insured is a shareholder or officer or the basis of the Policy is carried over, in whole or in part, in the transfer. You should seek qualified tax advice if you plan a transfer of ownership.

Where the Policy cash value is distributed as periodic payments under a payment plan, part or all of the taxable payments may be subject to an additional 3.8% Medicare tax. The tax will be assessed on the Owner’s net investment income for the year to the extent that the Owner’s adjusted gross income (with slight modifications) exceeds $250,000 (married filing jointly or surviving spouse), $125,000 (married filing separately) or $200,000 (other filers) (not indexed). The Treasury has recently issued proposed regulations that indicate in the preamble that “net investment income” would not include transfers of, or distributions from, life insurance contracts other than periodic payments under payment plans.

Modified Endowment Contracts (MEC)    A modified endowment contract (“MEC”) is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy may be classified as a MEC if cumulative premiums paid during the first seven Policy Years after issue exceed a “seven-pay” limit defined in section 7702A of the Internal Revenue Code. The seven-pay limit is the sum of the premiums (net of expense and administrative charges) that would have to be paid in order for the Policy to be fully paid for after seven level annual payments based on defined interest and mortality assumptions. A Policy will be treated as a MEC unless any excess premiums are reversed from the Policy and returned with interest within 60 days after the end of the Policy Year in which they are paid. If excess

Variable Executive Life Prospectus	21

premium is reversed, all Policy values are recalculated as though the excess premium had never been paid.

Whenever there is a “material change” under a Policy, it will generally be treated as a new contract for purposes of determining whether the Policy is a MEC, and it will be subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account the value of the Policy at the time of such change. A materially changed Policy would be considered a MEC if it failed to satisfy the new seven-pay limit. A material change could occur as a result of certain changes to the benefits or terms of the Policy, such as a change in a death benefit option or a change in the Insured, if allowable under your Policy. A material change could occur as a result of an increase in the death benefit, the addition of a benefit or the payment of a premium after the seven-pay period, which could be considered “unnecessary” under the Code.

If the benefits under the Policy are reduced during the first seven Policy Years after entering into the Policy (or within seven years after a material change) or, in the case of joint life Policies, the lifetime of either Insured, the seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. If the premiums previously paid are greater than the recalculated seven-pay premium level limit, the Policy will become a MEC. A reduction in benefits includes a decrease in the amount of coverage, a withdrawal or any other action resulting in a surrender of Cash Value to you according to the terms of the Policy, an election of the paid-up option or, in some cases, a lapsing of the Policy where the Policy is not reinstated within 90 days. A life insurance policy which is received in exchange for a MEC will also be considered a MEC.

If a Policy is a MEC, any distribution from the Policy will be taxed on a gain-first basis. Distributions for this purpose include a loan (including any increase in the loan amount to pay interest on an existing loan or an assignment or a pledge to secure a loan), a withdrawal of Cash Value or a surrender of the Policy. Distributions taken within the two-year period prior to the Policy becoming a MEC may also be taxed under the MEC tax rules. If a Policy terminates while there is a Policy loan, the cancellation of the loan and accrued loan interest also will be treated as a distribution to the extent not previously treated as such. Any such distributions will be considered taxable income to the extent the Cash Value exceeds the basis in the Policy. For MECs, the basis would be increased by the amount of any prior loan under the Policy that was considered taxable income. For purposes of determining the taxable portion of any distribution, all MECs issued by Northwestern Mutual to the same Owner (excluding certain qualified plans) during any calendar year are to be aggregated. The Secretary of the Treasury has authority to prescribe additional rules to prevent avoidance of gain-first taxation on distributions from MECs.

A 10% penalty tax will apply to the taxable portion of a distribution from a MEC. The penalty tax will not, however, apply to distributions (i) to taxpayers 59 1⁄2 years of age or older, (ii) in the case of a disability (as defined in the Code) or (iii) received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and the taxpayer’s beneficiaries. The exceptions generally do not apply to life insurance policies owned by corporations or other entities.

Estate and Generation Skipping Taxes    The amount of the Death Benefit will generally be includible in the Owner’s estate for federal estate tax purposes and any applicable state inheritance tax. If your Policy is a joint life Policy, the Life Insurance Benefit will be includible in the Owner’s estate if the second of the Insureds to die owns the Policy, and the fair market value of the Policy will be includible in the Owner’s estate if the Owner is not the last surviving Insured. An unlimited marital deduction permits deferral of federal estate and gift taxes until the death of the Owner’s surviving spouse.

If ownership of a Policy is transferred, either directly or in trust, to a person two or more generations younger than the Owner, the value of the Policy may be subject to a generation skipping transfer tax.

An exemption limit of $5 million (single)/$10 million (married) (with inflation indexing after 2011) and a maximum rate of 40% applies for purposes of the estate, gift and generation skipping transfer taxes. In addition, any unused estate exemption limit may be carried over to the surviving spouse.

Business-Owned Life Insurance    Business-owned life insurance may be subject to certain additional rules. Section 101(j) of the Code provides that the Death Benefit payable under business-owned life insurance in which the business is also the beneficiary will be taxable unless (i) the Insured is an eligible employee and (ii) the employee is given notice of the insurance and the maximum face amount and consents to be insured and to the continuation of the insurance after the employee terminates service with the employer. Generally, an eligible employee is an officer, a director, a person who owns more than 5% of the business, an employee earning more than $110,000 annually (increased for cost of living) or an employee who is among the highest paid 35% of employees. The law also imposes an annual reporting and record-keeping obligation on the employer. Increases in Policy or Cash Value may also be subject to tax under the corporation alternative minimum tax provisions.

Section 264(a)(1) of the Code generally disallows a deduction for premiums paid on Policies by anyone who is directly or indirectly a beneficiary under the Policy. Section 264(a)(4) of the Code limits the Owner’s deduction for interest on loans taken against life insurance policies to interest on an aggregate total of $50,000 of loans per covered life only with respect to life insurance policies covering key persons. Generally, a key person means an officer or a 20% owner. However, the number of key persons will be limited to the greater of (a) five individuals, or (b) the lesser of 5% of the total officers and employees of the taxpayer or 20 individuals. Deductible interest for these Policies will be subject to limits based on current market rates.

22	Variable Executive Life Prospectus

In addition, Section 264(f) of the Code disallows a proportionate amount of a business’s interest deduction on non-life insurance indebtedness based on the amount of unborrowed Cash Value of non-exempt life insurance policies held in relation to other business assets. Exempt policies include policies held by natural persons unless the business is a direct or indirect beneficiary under the policy and policies owned by a business and insuring an individual who at the time the policy is issued is an employee, director, officer or 20% owner (as well as joint policies insuring 20% owners and their spouses). The IRS has ruled that a policy received in a tax-free exchange is newly issued for this purpose.

The IRS has ruled privately that losses in business-owned life insurance could be deducted upon the surrender of the policy if there was no reasonable prospect of recovery, but that the losses would be calculated by reducing the basis of the policy by the annual cost of the insurance protection provided by the policy. Private rulings apply only to the taxpayer who receives the ruling but may be indicative of the IRS’s thinking on an issue.

IRS Notice 2007-61 has established a safe harbor under which the annual increase in the cash value of life insurance policies owned by life insurance companies is not taxable provided the policies cover no more than 35% of the company’s employees, directors, officers and 20% owners. The Notice adds that there is an unresolved issue whether cash value increases of other policies owned by life insurance companies may be taxable.

Policy Split Right    If your Policy is a joint life Policy, your Policy permits the Owner to exchange the Policy for two policies, one on the life of each Insured, without evidence of insurability, if a change in the federal estate tax law results in either the repeal of the unlimited marital deduction or a 50% or greater reduction in the maximum estate tax rate set forth in the law. The exchange must be made while both Insureds are alive (and neither Insured is classified as a Joint Insurable). The request for exchange must be received no later than 180 days after the earlier of the enactment of the law repealing the unlimited marital deduction or the enactment of the law reducing the estate tax rate by at least 50%.

The IRS has ruled with respect to one taxpayer that such a transaction would be treated as a non-taxable exchange. If not so treated, such a split of the Policy could result in the recognition of taxable income.

Split Dollar Arrangements    Life insurance purchased under a split dollar arrangement is subject to special tax rules. IRS Notice 2002-8 provides that (1) the value of the current life insurance protection provided to the employee under the arrangement is taxed to the employee each year and, until the issuance of further guidance, can be determined using the government’s Table 2001 rates or the insurer’s lower one year term rates (which, for arrangements entered into after January 28, 2002, must satisfy additional sales requirements); and (2) for split dollar arrangements entered into on or before September 17, 2003, taxation of the equity (cash surrender value in excess of the amount payable to the employer) is governed by prior law and is subject to the following three safe harbors: (a) the annual accrual of income will not, by itself, be enough to trigger a taxable transfer; (b) equity will not be taxed regardless of the level of the employer’s economic interest in the life insurance policy as long as the value of the life insurance protection is treated and reported as an economic benefit; and (c) the employee can elect loan treatment at any time, provided all premiums paid by the employer are treated as a loan entered into at the beginning of the first year in which payments are treated as loans.

The Treasury and IRS regulations regarding the taxation of split dollar arrangements apply only to arrangements entered into or materially changed after September 17, 2003. The regulations provide that such split dollar arrangements must be taxed under one of two mutually exclusive tax regimes depending on the ownership of the underlying life insurance policy. Collateral assignment split dollar arrangements, in which the employee owns the policy, must be taxed under a loan regime. Where such an arrangement imposes a below market interest rate or no interest rate, the employee is taxed on the imputed interest under Section 7872 of the Code. Endorsement split dollar arrangements, in which the employer owns the policy, must be taxed under an economic benefit regime. Under this regime, the employee is taxed each year on (i) the value of the current life insurance protection provided to the employee, (ii) the increase in the amount of policy Cash Value to which the employee has current access, and (iii) the value of any other economic benefits provided to the employee during the taxable year.

Under the Sarbanes-Oxley Act of 2002, it is a criminal offense for an employer with publicly traded stock to extend or arrange a personal loan to a director or executive officer after July 30, 2002. One issue that has not been clarified is whether each premium paid by such an employer under a split dollar arrangement with a director or executive officer is a personal loan subject to the new law.

Section 409A of the Code imposes requirements for nonqualified deferred compensation plans with regard to the timing of deferrals, distribution triggers, funding mechanisms and reporting requirements. Nonqualified deferred compensation plans that fail to meet these conditions are taxed currently on all compensation previously deferred and interest earned thereon and assessed an additional 20% penalty. The law does not limit the use of life insurance as an informal funding mechanism for nonqualified deferred compensation plans, but IRS Notice 2007-34 treats certain split dollar arrangements as nonqualified deferred compensation plans that must comply with the new rules. The effective date of these rules was December 31, 2008. Congress has also considered limiting an individual’s annual aggregate deferrals to a nonqualified deferred compensation plan to $1,000,000.

Valuation of Life Insurance    Special valuation rules apply to life insurance contracts distributed from a qualified plan to a participant or transferred by an employer to an employee. IRS Notice 2005-25 provides safe harbor formulas for valuing variable life insurance under which the value is the greater of the interpolated terminal reserve increased by a pro rata portion

Variable Executive Life Prospectus	23

of the estimated dividends for the Policy Year or the cash value without reduction for any surrender charges (but adjusted by a surrender factor for policies distributed from qualified plans). These rules do not apply to split dollar arrangements entered into on or before September  17, 2003 and not materially modified thereafter.

Other Tax Considerations    Taxpayers are required by regulation to annually report all “reportable transactions” as defined in the regulations. “Reportable transactions” include transactions that are offered under conditions of confidentiality as to tax treatment and involve an advisor who receives a fee of $250,000 or more, or transactions that include a tax indemnity. Rev. Proc. 2003-25 further held that the purchase of life insurance policies by a business does not, by itself, constitute a “reportable transaction.”

Depending on the circumstances, the exchange of a Policy, a Policy loan (including the addition of unpaid loan interest to a Policy loan), or a change in ownership or an assignment of the Policy may have federal income tax consequences. In addition, federal, state and local transfer, estate, inheritance, and other tax consequences of Policy ownership, premium payments and receipt of Policy proceeds depend on the circumstances of each Owner or beneficiary. If you contemplate any such transaction you should consult a qualified tax adviser. In addition, a Death Benefit under the Policy may be subject to federal estate tax and state inheritance taxes.

Distribution of the Policy

We sell the Policy through our Financial Representatives who also are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS, our wholly-owned company, was organized under Wisconsin law in 1998 and is located at 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. NMIS is a registered broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority. NMIS is the principal underwriter and distributor of the Policy and has entered into a Distribution Agreement with us.

Northwestern Mutual variable insurance and annuity products are available exclusively through NMIS and its registered representatives and cannot be held with or transferred to an unaffiliated broker-dealer. Except in limited circumstances, NMIS registered representatives are required to offer Northwestern Mutual variable insurance and annuity products. The amount and timing of sales compensation paid by insurance companies varies. The commissions, benefits, and other sales compensation that NMIS and its registered representatives receive for the sale of a Northwestern Mutual variable insurance or annuity product might be more or less than that received for the sale of a comparable product from another company.

The maximum commission payable to the registered representative who sold the Policy is 15% of Premium Payments up to the Target Premium and 2.75% of Premium Payments in excess of that amount during the first Policy Year; 5.75% of Premium Payments up to Target Premium and 2.75% of Premium Payments in excess of that amount paid in Policy Years 2-6; and 2.75% of Premium Payments thereafter. In addition, a commission of 0.20% of Policy Value less any Policy Debt is paid at the end of Policy Years 6 and later. Registered representatives may receive less than the maximum commission or no commission in certain circumstances according to pre-established guidelines. We may also pay new registered representatives differently during a training period. The entire amount of sales commissions paid to registered representatives is passed through NMIS to the registered representative who sold the Policy and to his or her managers. The Company pays compensation and bonuses for the management team of NMIS, and other expenses of distributing the Policies.

Because registered representatives of NMIS are also our appointed agents, they may be eligible for various cash benefits, such as bonuses, insurance benefits, retirement benefits, and non-cash compensation programs that we offer, such as conferences, achievement recognition, prizes, and awards. In addition, registered representatives of NMIS who meet certain productivity, persistency, and length of service standards and/or their managers may be eligible for additional compensation. For example, registered representatives who meet certain annual sales production requirements with respect to their sales of Northwestern Mutual insurance and annuity products may qualify to receive additional cash compensation for their other sales of investment products and services. Sales of the Policies may help registered representatives and/or their managers qualify for such compensation and benefits. Certain registered representatives of NMIS may receive other payments from us for the recruitment, training, development, and supervision of financial representatives, production of promotional literature and similar services.

Commissions and other incentives and payments described above are not charged directly to Owners or to the Separate Account. We intend to recoup commissions and other sales expenses through fees and charges deducted under the Policy. NMIS registered representatives receive ongoing servicing compensation related to the Policies, but may be ineligible to receive ongoing servicing compensation paid by issuers of other investment products for certain smaller accounts.

24	Variable Executive Life Prospectus

Glossary of Terms

APPLICATION

The form completed by the applicant when applying for coverage under the Policy. This includes any:

1. amendments or endorsements;

2. supplemental Applications;

3. reinstatement Applications; and

4. Policy change Applications.

ATTAINED AGE

The Insured’s Issue Age listed in the Policy, plus the number of complete Policy Years that have elapsed since the Policy Date.

CASH VALUE

The amount available in cash if the Policy is surrendered.

DATE OF ISSUE

The date on which insurance coverage takes effect as shown in the Policy.

DEATH BENEFIT

The gross amount payable to the beneficiary upon the death of the Insured, before the deduction of Policy Debt and other adjustments.

DIVISION

A subdivision of the Separate Account. We invest each Division’s assets exclusively in shares of one Portfolio.

FINANCIAL REPRESENTATIVE

An individual who is authorized to sell you the Policy and who is both licensed as a Northwestern Mutual insurance agent and registered as a representative of our affiliate, Northwestern Mutual Investment Services, LLC, the principal underwriter of the Policy.

FUND

Each Fund is registered under the 1940 Act as an open-end management investment company or as a unit investment trust, or is not required to be registered under the Act. Each Portfolio of the Funds is available as an investment option under the Policy. The assets of each of the Divisions of the Separate Account are used to purchase shares of the corresponding Portfolio of a Fund.

GENERAL ACCOUNT

All assets of the Company, other than those held in the Separate Account or in other separate accounts that have been or may be established by the Company.

GOOD ORDER

Your request or payment meets all the current requirements necessary for us to process it. For certain requests this may include, as applicable, the return of proceeds, evidence of insurability, underwriting, MEC-limit (or insurance qualification) requirements, any premium payments due or proper completion of certain Northwestern Mutual forms.

HOME OFFICE

Our office at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202-4797.

INCOME PLAN

An optional method of receiving the Death Benefit, maturity benefit, surrender proceeds or withdrawal proceeds of an insurance policy or annuity contract through a series of periodic payments. An Income Plan may also be known as a “payment plan.”

INSURED

The person named as the Insured on the Application and in the Policy.

INVESTED ASSETS

The sum of all amounts in the Divisions of the Separate Account.

ISSUE AGE

The Insured’s age on his or her birthday nearest the Policy Date.

MEC

Modified endowment contract as described in section 7702A of the Internal Revenue Code. A modified endowment contract is a life insurance contract that is taxed less favorably on lifetime distributions than other life insurance contracts because the contract is considered too investment oriented. A Policy will be classified as a MEC if cumulative premiums paid during the first seven Policy years after issue exceed a “seven-pay” limit defined in the Internal Revenue Code.

MONTHLY PROCESSING DATE

The first Monthly Processing Date is the Policy Date; thereafter, the Monthly Processing Date is the same day of each month as the Policy Date. If the Monthly Processing Date would otherwise fall on the 29th, 30th or 31st of the month, monthly processing will occur on that day or on the last day of the month if the month does not have that day.

NET PREMIUM

The amount of Premium Payment remaining after Premium charges have been deducted.

NYSE

New York Stock Exchange

OWNER (You, Your)

The person named in the Application as the Owner, or the person who becomes Owner of a Policy by transfer or succession.

POLICY ANNIVERSARY

The same day and month as the Policy Date in each year following the first Policy Year.

POLICY DATE

The date shown in the Policy from which the following are computed, among other things:

1. Policy Year;

2. Policy Anniversary;

3. the Issue Age of Insured; and

4. the Attained Age of the Insured.

Variable Executive Life Prospectus	25

POLICY DEBT

The total amount of all outstanding Policy loans, including both principal and accrued interest.

POLICY VALUE

The cumulative amount invested, less withdrawals, adjusted for investment results and interest on Policy Debt, and reduced by the monthly charges for the cost of insurance and other expenses. It is also equal to the sum of Invested Assets and Policy Debt.

POLICY YEAR

A year that starts on the Policy Date or on a Policy Anniversary.

PORTFOLIO

A series of a Fund available for investment under the Policy which corresponds to a particular Division of the Separate Account.

PREMIUM PAYMENTS

All payments you make under the Policy other than loan repayments and transaction charges.

SEPARATE ACCOUNT

Northwestern Mutual Variable Life Account.

SPECIFIED AMOUNT

The amount you select, subject to minimums and underwriting requirements we establish, used in determining the insurance coverage on an Insured’s life.

TARGET PREMIUM

An amount based on the Specified Amount and the Issue Age and sex of the Insured, used to compute the sales load and commissions.

UNIT

An accounting unit of measure representing the value in one or more Divisions of the Separate Account.

UNIT VALUE

The value of a particular Unit at a particular time. Unit Value is analogous, but not the same as, the share price of a Portfolio in which a Division invests. It may fluctuate from one Valuation Period to the next.

VALUATION DATE

Any day the NYSE is open for trading, except for any days specified in the Policy’s prospectus and any day that a Division’s corresponding investment option does not value its shares. A Valuation Date ends when the NYSE closes.

26	Variable Executive Life Prospectus

Additional Information

More information about the Separate Account is included in a Statement of Additional Information (“SAI”), which is dated the same day as this prospectus, is incorporated by reference into this prospectus, and is available free of charge from the Company. To request a free copy of the Separate Account’s SAI, or current annual report, call us toll-free at 1-866-464-3800. Under certain circumstances you or your financial representative may be able to obtain these documents online at www.northwesternmutual.com. Information about the Separate Account (including the SAI) can be reviewed and copied at the Public Reference Room of the SEC in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-551-8090. Reports and other information about the Separate Account are available on the SEC’s Internet site at http://www.sec.gov, or they may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street, NE, Washington, DC 20549-0102.

Your Northwestern Mutual Financial Representative will provide you with illustrations for a Variable Executive Life Policy free of charge upon your request. The illustrations show how the Death Benefit, Policy Value and Cash Value for a Policy would vary based on hypothetical investment results. Your Northwestern Mutual Financial Representative will also respond to other inquiries you may have regarding the Policy, or you may contact Advanced Business Services at 1-866-464-3800.

Investment Company Act File No. 811-3989

Variable Executive Life Prospectus	27

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2014

VARIABLE EXECUTIVE LIFE

A Flexible Premium Variable Life Insurance Policy (the “Policy”)

Issued by The Northwestern Mutual Life Insurance Company

and

Northwestern Mutual Variable Life Account

(Account)

We no longer issue the Policy described in this Statement of Additional Information.

The Policies we currently offer are described in separate Prospectuses and

Statements of Additional Information.

This Statement of Additional Information (“SAI”) is not a prospectus, but supplements, and should be read in conjunction with the prospectus for the Policy identified above and dated the same date as this SAI. The prospectus may be obtained by writing The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, or by calling telephone number 1-866-464-3800.

DISTRIBUTION OF THE POLICY

The Policy is offered on a continuous basis exclusively through individuals who, in addition to being life insurance agents of Northwestern Mutual, are registered representatives of Northwestern Mutual Investment Services, LLC (“NMIS”). NMIS is our wholly-owned company. The principal business address of NMIS is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

NMIS is the principal underwriter of the Policies for purposes of the federal securities laws. We paid the following amounts to NMIS with respect to sales of variable life insurance policies issued in connection with the Account during each of the last three fiscal years representing commission payments NMIS made to our agents and related benefits. None of these amounts was retained by NMIS and no amounts were paid to other underwriters or broker-dealers. We also paid additional amounts to NMIS in reimbursement for other expenses related to the distribution of variable life insurance policies.

Year	Amount
2013	$9,032,836
2012	$12,321,208
2011	$15,981,855

NMIS also provides certain services related to the administration of payment plans under the Policy pursuant to an administrative services contract with Northwestern Mutual. In exchange for these services, NMIS receives compensation to cover the actual costs incurred by NMIS in performing these services.

EXPERTS

The financial statements of the Account, and the related notes and report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, included in this Statement of Additional Information and the consolidated financial statements of Northwestern Mutual, and the related notes and report of PricewaterhouseCoopers LLP included in this Statement of Additional Information are so included in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP provides audit services for the Account. The address of PricewaterhouseCoopers LLP is 100 East Wisconsin Avenue, Suite 1800, Milwaukee, Wisconsin 53202.

Annual Report December 31, 2013

Northwestern Mutual Variable Life Account

Financial Statements

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$368,178	$116,380	$233,909	$6,157	$1,008,828
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	6	-	-	-

Total Assets	368,178	116,386	233,909	6,157	1,008,828

Liabilities:
Due to Northwestern Mutual Life Insurance Company	13	-	27	-	26

Total Liabilities	13	-	27	-	26

Total Net Assets	$368,165	$116,386	$233,882	$6,157	$1,008,802

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$32,703	$7,314	$26,444	$346	$145,092
Northwestern Mutual Equity	480	88	452	4	1,840
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	313,573	97,781	191,422	5,280	790,374
Northwestern Mutual Equity	8,819	3,229	5,535	132	22,121
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	5,610	3,756	5,318	297	19,895
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	6,980	4,218	4,711	98	29,480

Total Net Assets	$368,165	$116,386	$233,882	$6,157	$1,008,802

(1) Investments, at cost	$244,379	$77,510	$155,322	$5,164	$740,286
Mutual Fund Shares Held	125,146	43,328	137,513	5,932	279,609
(2) Accumulation Unit Value	$3.638539	$2.883615	$2.759081	$1.407785	$4.001083
Units Outstanding	88,605	35,029	71,386	3,844	203,071
(3) Accumulation Unit Value	$49.977915	$30.372615	$37.544148	$11.980322	$91.297175
Units Outstanding	112	124	142	25	218
(4) Accumulation Unit Value	$49.977915	$30.372615	$37.544148	$11.980322	$91.297175
Units Outstanding	140	139	125	8	323

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$7,590	$172,430	$118,061	$448,961	$279,423
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	27	18	-	-

Total Assets	7,590	172,457	118,079	448,961	279,423

Liabilities:
Due to Northwestern Mutual Life Insurance Company	5	-	-	40	10

Total Liabilities	5	-	-	40	10

Total Net Assets	$7,585	$172,457	$118,079	$448,921	$279,413

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$1,047	$15,353	$9,942	$64,245	$14,363
Northwestern Mutual Equity	4	209	129	1,016	165
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	6,012	141,509	96,600	361,679	241,899
Northwestern Mutual Equity	163	4,676	2,841	10,036	6,821
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	-	4,911	3,811	4,898	7,437
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	359	5,799	4,756	7,047	8,728

Total Net Assets	$7,585	$172,457	$118,079	$448,921	$279,413

(1) Investments, at cost	$6,588	$132,310	$85,217	$325,148	$203,729
Mutual Fund Shares Held	7,100	133,874	68,560	114,414	146,988
(2) Accumulation Unit Value	$1.464939	$1.893569	$2.411872	$3.416219	$3.504450
Units Outstanding	4,215	77,201	41,230	108,810	70,973
(3) Accumulation Unit Value	$12.266796	$20.154766	$25.403806	$94.654719	$39.846886
Units Outstanding	-	244	150	52	187
(4) Accumulation Unit Value	$12.266796	$20.154766	$25.403806	$94.654719	$39.846886
Units Outstanding	29	288	187	74	219

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division	Small Cap Value Division	International Growth Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$51,334	$246,640	$16,820	$184,771	$98,029
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	2	-	-	16	2

Total Assets	51,336	246,640	16,820	184,787	98,031

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	4	1	-	-

Total Liabilities	-	4	1	-	-

Total Net Assets	$51,336	$246,636	$16,819	$184,787	$98,031

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$3,619	$11,481	$1,915	$14,517	$4,791
Northwestern Mutual Equity	44	143	24	172	70
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	43,311	216,042	13,708	153,933	82,573
Northwestern Mutual Equity	1,439	6,565	413	4,833	2,811
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	1,048	3,923	605	4,434	4,108
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	1,875	8,482	154	6,898	3,678

Total Net Assets	$51,336	$246,636	$16,819	$184,787	$98,031

(1) Investments, at cost	$37,842	$181,460	$14,430	$122,229	$93,344
Mutual Fund Shares Held	30,702	95,008	12,628	75,355	68,696
(2) Accumulation Unit Value	$2.618947	$3.359376	$1.513818	$3.198795	$1.928280
Units Outstanding	17,087	66,266	9,328	49,633	44,280
(3) Accumulation Unit Value	$27.585004	$43.773190	$16.744685	$34.046809	$20.524033
Units Outstanding	38	90	36	130	200
(4) Accumulation Unit Value	$27.585004	$43.773190	$16.744685	$34.046809	$20.524033
Units Outstanding	68	194	9	203	179

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Research International Core Division	International Equity Division	Emerging Markets Equity Division	Money Market Division	Short-Term Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$19,157	$593,236	$30,450	$170,281	$10,581
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	12	20	4	-	1

Total Assets	19,169	593,256	30,454	170,281	10,582

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	115	-

Total Liabilities	-	-	-	115	-

Total Net Assets	$19,169	$593,256	$30,454	$170,166	$10,582

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$1,294	$71,768	$1,520	$12,483	$742
Northwestern Mutual Equity	28	1,081	27	244	9
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	15,629	473,913	25,476	120,382	8,825
Northwestern Mutual Equity	470	14,069	703	5,476	289
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	1,264	15,927	1,600	12,556	39
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	484	16,498	1,128	19,025	678

Total Net Assets	$19,169	$593,256	$30,454	$170,166	$10,582

(1) Investments, at cost	$15,775	$459,917	$30,561	$170,281	$10,565
Mutual Fund Shares Held	19,409	278,514	30,633	170,281	10,273
(2) Accumulation Unit Value	$1.154295	$3.556947	$0.909813	$1.544536	$1.010673
Units Outstanding	13,947	137,193	28,774	81,486	9,017
(3) Accumulation Unit Value	$10.947312	$5.431053	$10.783888	$41.539003	$12.142453
Units Outstanding	115	2,932	148	302	3
(4) Accumulation Unit Value	$10.947312	$5.431053	$10.783888	$41.539003	$12.142453
Units Outstanding	44	3,038	105	458	56

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$244,648	$4,876	$8,585	$107,038	$21,917
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	94	-	3	-	1

Total Assets	244,742	4,876	8,588	107,038	21,918

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$244,742	$4,876	$8,588	$107,038	$21,918

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$23,079	$384	$620	$7,833	$1,274
Northwestern Mutual Equity	403	4	6	113	19
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	180,340	4,294	6,676	88,454	19,059
Northwestern Mutual Equity	6,135	130	187	2,589	583
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	24,991	64	570	4,708	299
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	9,794	-	529	3,341	684

Total Net Assets	$244,742	$4,876	$8,588	$107,038	$21,918

(1) Investments, at cost	$250,025	$5,673	$9,483	$97,843	$22,335
Mutual Fund Shares Held	199,713	5,276	7,927	142,717	20,312
(2) Accumulation Unit Value	$2.541856	$1.113443	$1.037245	$3.312039	$1.137785
Units Outstanding	73,362	3,973	6,616	27,489	17,263
(3) Accumulation Unit Value	$200.286369	$15.502339	$13.476716	$43.465300	$15.449941
Units Outstanding	125	4	42	108	19
(4) Accumulation Unit Value	$200.286369	$15.502339	$13.476716	$43.465300	$15.449941
Units Outstanding	49	-	39	77	44

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$354,543	$44,839	$-	$-	$-
Fidelity Variable Insurance Products	-	-	169,443	31,547	-
Neuberger Berman Advisers Management Trust	-	-	-	-	4,648
Russell Investment Funds	-	-	-	-	-
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	-	-	6	-	-

Total Assets	354,543	44,839	169,449	31,547	4,648

Liabilities:
Due to Northwestern Mutual Life Insurance Company	517	5	-	2	-

Total Liabilities	517	5	-	2	-

Total Net Assets	$354,026	$44,834	$169,449	$31,545	$4,648

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$160,489	$5,885	$14,745	$1,882	$821
Northwestern Mutual Equity	1,762	83	178	16	7
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	170,054	33,949	138,277	26,538	3,165
Northwestern Mutual Equity	5,189	1,082	4,576	687	93
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	10,000	1,349	5,567	1,538	180
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	6,532	2,486	6,106	884	382

Total Net Assets	$354,026	$44,834	$169,449	$31,545	$4,648

(1) Investments, at cost	$341,622	$36,317	$141,934	$24,321	$3,804
Mutual Fund Shares Held	226,690	35,113	4,760	934	214
(2) Accumulation Unit Value	$3.168393	$1.830603	$3.835558	$1.392090	$1.377320
Units Outstanding	55,311	19,137	37,245	19,557	2,365
(3) Accumulation Unit Value	$172.248875	$19.484028	$40.398542	$15.005573	$14.744385
Units Outstanding	58	69	138	103	12
(4) Accumulation Unit Value	$172.248875	$19.484028	$40.398542	$15.005573	$14.744385
Units Outstanding	38	128	151	59	26

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	201,587	109,413	134,164	86,007	157,269
Credit Suisse Trust	-	-	-	-	-
Due from Northwestern Mutual Life Insurance Company	1	-	-	2	2

Total Assets	201,588	109,413	134,164	86,009	157,271

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	156	3	-	-

Total Liabilities	-	156	3	-	-

Total Net Assets	$201,588	$109,257	$134,161	$86,009	$157,271

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$8,879	$6,860	$8,080	$5,100	$9,706
Northwestern Mutual Equity	118	84	118	108	130
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	166,711	91,598	108,370	61,639	131,443
Northwestern Mutual Equity	5,421	2,905	3,483	1,973	4,284
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	12,566	3,855	7,794	13,433	5,970
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	7,893	3,955	6,316	3,756	5,738

Total Net Assets	$201,588	$109,257	$134,161	$86,009	$157,271

(1) Investments, at cost	$140,952	$83,587	$123,975	$85,329	$158,920
Mutual Fund Shares Held	10,694	6,482	10,890	8,215	10,713
(2) Accumulation Unit Value	$1.457823	$2.347887	$1.717753	$2.076847	$3.666253
Units Outstanding	118,078	40,251	65,118	30,629	37,021
(3) Accumulation Unit Value	$16.178812	$26.724835	$18.624500	$22.077570	$38.920595
Units Outstanding	777	144	419	608	153
(4) Accumulation Unit Value	$16.178812	$26.724835	$18.624500	$22.077570	$38.920595
Units Outstanding	488	148	339	170	147

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Assets and Liabilities

December 31, 2013

(in thousands, except accumulation unit values)

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division

Assets:
Investments, at value (1)
Northwestern Mutual Series Fund, Inc.	$-	$-	$-	$-	$-
Fidelity Variable Insurance Products	-	-	-	-	-
Neuberger Berman Advisers Management Trust	-	-	-	-	-
Russell Investment Funds	2,150	14,724	16,736	8,224	-
Credit Suisse Trust	-	-	-	-	15,560
Due from Northwestern Mutual Life Insurance Company	1	2	-	-	5

Total Assets	2,151	14,726	16,736	8,224	15,565

Liabilities:
Due to Northwestern Mutual Life Insurance Company	-	-	-	-	-

Total Liabilities	-	-	-	-	-

Total Net Assets	$2,151	$14,726	$16,736	$8,224	$15,565

Net Assets:
Variable Life Policies Issued:
Before October 11, 1995
Policyowners’ Equity	$345	$2,370	$2,601	$750	$536
Northwestern Mutual Equity	3	36	39	11	9
Variable CompLife Policies Issued Between October 11, 1995 and December 31, 2008 (2)
Policyowners’ Equity	1,644	11,206	13,584	6,608	12,916
Northwestern Mutual Equity	59	402	450	198	402
Variable Executive Life Policies Issued Between March 2, 1998 and December 31, 2008 (3)
Policyowners’ Equity	77	41	42	-	1,164
Variable Joint Life Policies Issued Between December 10, 1998 and December 31, 2008 (4)
Policyowners’ Equity	23	671	20	657	538

Total Net Assets	$2,151	$14,726	$16,736	$8,224	$15,565

(1) Investments, at cost	$2,108	$13,474	$14,642	$7,020	$15,301
Mutual Fund Shares Held	207	1,410	1,636	857	2,474
(2) Accumulation Unit Value	$1.129701	$1.173673	$1.195791	$1.221337	$7.724122
Units Outstanding	1,508	9,890	11,736	5,572	1,723
(3) Accumulation Unit Value	$13.568584	$13.255096	$12.591524	$11.740704	$7.085099
Units Outstanding	6	3	3	-	164
(4) Accumulation Unit Value	$13.568584	$13.255096	$12.591524	$11.740704	$7.085099
Units Outstanding	2	51	2	56	76

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Growth Stock Division	Focused Appreciation Division	Large Cap Core Stock Division	Large Cap Blend Division	Index 500 Stock Division

Income:
Dividend income	$2,172	$497	$2,473	$51	$16,436
Expenses:
Mortality and expense risk charges	1,397	434	933	22	3,907
Taxes	14	4	12	-	66

Total Expenses	1,411	438	945	22	3,973
Less waived fees	-	-	-	-	-

Net Expenses	1,411	438	945	22	3,973

Net investment income (loss)	761	59	1,528	29	12,463

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	4,234	2,826	1,581	212	5,029
Realized gain distributions	22,649	-	-	217	18,279

Realized gains (losses)	26,883	2,826	1,581	429	23,308

Change in unrealized appreciation/depreciation of investments during the period	69,866	23,435	49,353	829	208,382

Net increase (decrease) in net assets resulting from operations	$97,510	$26,320	$52,462	$1,287	$244,153

	Large Company Value Division	Domestic Equity Division	Equity Income Division	Mid Cap Growth Stock Division	Index 400 Stock Division

Income:
Dividend income	$105	$2,616	$1,451	$1,282	$2,669
Expenses:
Mortality and expense risk charges	26	656	446	1,843	1,064
Taxes	-	7	4	30	6

Total Expenses	26	663	450	1,873	1,070
Less waived fees	-	-	-	-	-

Net Expenses	26	663	450	1,873	1,070

Net investment income (loss)	79	1,953	1,001	(591)	1,599

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	374	(43)	674	2,062	4,896
Realized gain distributions	119	-	-	16,370	8,618

Realized gains (losses)	493	(43)	674	18,432	13,514

Change in unrealized appreciation/depreciation of investments during the period	870	42,071	25,112	73,842	54,212

Net increase (decrease) in net assets resulting from operations	$1,442	$43,981	$26,787	$91,683	$69,325

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Mid Cap Value Division	Small Cap Growth Stock Division	Index 600 Stock Division		Small Cap Value Division		International Growth Division

Income:
Dividend income	$444	$1,047	$488		$1,891		$1,259
Expenses:
Mortality and expense risk charges	195	915	47		699		372
Taxes	2	5	1		6		2

Total Expenses	197	920	48		705		374
Less waived fees	-	-	-		-		-

Net Expenses	197	920	48		705		374

Net investment income (loss)	247	127	440		1,186		885

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	92	4,094	433		3,740		(650)
Realized gain distributions	257	-	507		767		-

Realized gains (losses)	349	4,094	940		4,507		(650)

Change in unrealized appreciation/depreciation of investments during the period	11,079	64,636	2,223		38,712		15,636

Net increase (decrease) in net assets resulting from operations	$11,675	$68,857	$3,603		$44,405		$15,871

	Research International Core Division	International Equity Division	Emerging Markets Equity Division		Money Market Division		Short-Term Bond Division

Income:
Dividend income	$20	$11,842	$191		$166		$15
Expenses:
Mortality and expense risk charges	63	2,319	104		631		36
Taxes	1	33	1		6		-

Total Expenses	64	2,352	105		637		36
Less waived fees	-	-	-		-		-

Net Expenses	64	2,352	105		637		36

Net investment income (loss)	(44)	9,490	86		(471)		(21)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	236	5,037	359		-		1
Realized gain distributions	-	140	48		-		-

Realized gains (losses)	236	5,177	407		-		1

Change in unrealized appreciation/depreciation of investments during the period	2,435	88,525	(1,882)		-		39

Net increase (decrease) in net assets resulting from operations	$2,627	$103,192		$(1,389)		$(471)	$19

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Select Bond Division	Long-Term U.S. Government Bond Division	Inflation Protection Division	High Yield Bond Division	Multi-Sector Bond Division

Income:
Dividend income	$5,830	$1	$108	$5,925	$776
Expenses:
Mortality and expense risk charges	988	29	39	446	93
Taxes	12	-	-	4	1

Total Expenses	1,000	29	39	450	94
Less waived fees	-	-	-	-	-

Net Expenses	1,000	29	39	450	94

Net investment income (loss)	4,830	(28)	69	5,475	682

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	1,764	(731)	(114)	1,291	262
Realized gain distributions	3,987	13	193	-	168

Realized gains (losses)	5,751	(718)	79	1,291	430

Change in unrealized appreciation/depreciation of investments during the period	(17,205)	(211)	(1,087)	(1,181)	(1,610)

Net increase (decrease) in net assets resulting from operations	$(6,624)	$(957)	$(939)	$5,585	$(498)

	Balanced Division	Asset Allocation Division	Fidelity VIP Mid Cap Division	Fidelity VIP Contrafund Division	Neuberger Berman AMT Socially Responsive Division

Income:
Dividend income	$11,660	$1,397	$415	$240	$25
Expenses:
Mortality and expense risk charges	1,545	177	620	110	12
Taxes	79	3	7	1	-

Total Expenses	1,624	180	627	111	12
Less waived fees	-	-	-	-	-

Net Expenses	1,624	180	627	111	12

Net investment income (loss)	10,036	1,217	(212)	129	13

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	(2,049)	98	119	870	150
Realized gain distributions	13,968	-	19,808	8	-

Realized gains (losses)	11,919	98	19,927	878	150

Change in unrealized appreciation/depreciation of investments during the period	15,646	4,990	24,808	5,939	738

Net increase (decrease) in net assets resulting from operations	$37,601	$6,305	$44,523	$6,946	$901

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Operations

For the Year Ended December 31, 2013

(in thousands)

	Russell Multi-Style Equity Division	Russell Aggressive Equity Division	Russell Non-U.S. Division	Russell Core Bond Division	Russell Global Real Estate Securities Division

Income:
Dividend income	$2,198	$407	$2,431	$1,298	$6,345
Expenses:
Mortality and expense risk charges	735	394	491	327	669
Taxes	4	3	4	3	5

Total Expenses	739	397	495	330	674
Less waived fees	-	-	-	-	-

Net Expenses	739	397	495	330	674

Net investment income (loss)	1,459	10	1,936	968	5,671

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	5,872	1,218	306	1,094	(84)
Realized gain distributions	10,391	7,556	-	281	6,227

Realized gains (losses)	16,263	8,774	306	1,375	6,143

Change in unrealized appreciation/depreciation of investments during the period	32,859	22,279	21,730	(3,998)	(6,967)

Net increase (decrease) in net assets resulting from operations	$50,581	$31,063	$23,972	$(1,655)	$4,847

	Russell LifePoints Moderate Strategy Division	Russell LifePoints Balanced Strategy Division	Russell LifePoints Growth Strategy Division	Russell LifePoints Equity Growth Strategy Division	Credit Suisse Trust Commodity Return Strategy Division (4)

Income:
Dividend income	$36	$283	$336	$182	$-
Expenses:
Mortality and expense risk charges	9	56	63	29	8
Taxes	-	1	1	-	-

Total Expenses	9	57	64	29	8
Less waived fees	-	-	-	-	(2)

Net Expenses	9	57	64	29	6

Net investment income (loss)	27	226	272	153	(6)

Realized gain (loss) on investments:
Realized gain (loss) on sale of fund shares	51	362	320	120	1
Realized gain distributions	41	103	-	-	-

Realized gains (losses)	92	465	320	120	1

Change in unrealized appreciation/depreciation of investments during the period	9	706	1,551	954	259

Net increase (decrease) in net assets resulting from operations	$128	$1,397	$2,143	$1,227	$254

(4) Division commenced operations on November 15, 2013.

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Growth Stock Division		Focused Appreciation Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$761	$372	$59	$(141)
Net realized gains (losses)	26,883	2,428	2,826	2,462
Net change in unrealized appreciation/depreciation	69,866	30,637	23,435	14,195

Net increase (decrease) in net assets resulting from operations	97,510	33,437	26,320	16,516

Policy Transactions:
Policyowners’ net payments	17,907	19,641	6,168	6,448
Policy loans, surrenders and death benefits	(20,110)	(23,795)	(6,020)	(7,950)
Mortality and other (net)	(7,299)	(7,517)	(2,289)	(2,450)
Transfers from other divisions	18,642	17,447	11,303	13,134
Transfers to other divisions	(23,073)	(23,930)	(15,183)	(15,549)

Net increase (decrease) in net assets resulting from policy transactions	(13,933)	(18,154)	(6,021)	(6,367)

Net increase (decrease) in net assets	83,577	15,283	20,299	10,149

Net Assets:
Beginning of period	284,588	269,305	96,087	85,938

End of period	$368,165	$284,588	$116,386	$96,087

Units issued during the period	9,982	11,669	5,521	6,960
Units redeemed during the period	(13,965)	(16,722)	(7,158)	(9,268)

Net units issued (redeemed) during period	(3,983)	(5,053)	(1,637)	(2,308)

	Large Cap Core Stock Division		Large Cap Blend Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$1,528	$1,474	$29	$18
Net realized gains (losses)	1,581	119	429	265
Net change in unrealized appreciation/depreciation	49,353	18,456	829	53

Net increase (decrease) in net assets resulting from operations	52,462	20,049	1,287	336

Policy Transactions:
Policyowners’ net payments	12,566	13,425	213	168
Policy loans, surrenders and death benefits	(14,423)	(16,361)	(178)	(52)
Mortality and other (net)	(5,144)	(5,195)	(92)	(19)
Transfers from other divisions	9,870	13,014	2,754	2,322
Transfers to other divisions	(13,352)	(15,634)	(1,442)	(2,253)

Net increase (decrease) in net assets resulting from policy transactions	(10,483)	(10,751)	1,255	166

Net increase (decrease) in net assets	41,979	9,298	2,542	502

Net Assets:
Beginning of period	191,903	182,605	3,615	3,113

End of period	$233,882	$191,903	$6,157	$3,615

Units issued during the period	7,972	9,995	1,532	2,053
Units redeemed during the period	(11,575)	(13,292)	(680)	(2,232)

Net units issued (redeemed) during period	(3,603)	(3,297)	852	(179)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Index 500 Stock Division		Large Company Value Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$12,463	$10,316	$79	$42
Net realized gains (losses)	23,308	12,887	493	310
Net change in unrealized appreciation/depreciation	208,382	84,509	870	(48)

Net increase (decrease) in net assets resulting from operations	244,153	107,712	1,442	304

Policy Transactions:
Policyowners’ net payments	46,553	48,384	122	182
Policy loans, surrenders and death benefits	(56,088)	(57,081)	(218)	108
Mortality and other (net)	(19,846)	(19,423)	(98)	(17)
Transfers from other divisions	84,237	59,917	4,785	2,708
Transfers to other divisions	(75,741)	(67,775)	(1,560)	(2,766)

Net increase (decrease) in net assets resulting from policy transactions	(20,885)	(35,978)	3,031	215

Net increase (decrease) in net assets	223,268	71,734	4,473	519

Net Assets:
Beginning of period	785,534	713,800	3,112	2,593

End of period	$1,008,802	$785,534	$7,585	$3,112

Units issued during the period	25,004	28,184	3,218	2,085
Units redeemed during the period	(29,019)	(34,908)	(1,274)	(2,407)

Net units issued (redeemed) during period	(4,015)	(6,724)	1,944	(322)

	Domestic Equity Division		Equity Income Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$1,953	$2,326	$1,001	$951
Net realized gains (losses)	(43)	(3,094)	674	(850)
Net change in unrealized appreciation/depreciation	42,071	18,183	25,112	12,820

Net increase (decrease) in net assets resulting from operations	43,981	17,415	26,787	12,921

Policy Transactions:
Policyowners’ net payments	8,611	9,596	5,510	5,151
Policy loans, surrenders and death benefits	(8,618)	(9,944)	(4,783)	(5,788)
Mortality and other (net)	(3,511)	(3,419)	(2,324)	(2,085)
Transfers from other divisions	10,450	9,421	28,760	22,379
Transfers to other divisions	(13,084)	(19,571)	(26,171)	(19,131)

Net increase (decrease) in net assets resulting from policy transactions	(6,152)	(13,917)	992	526

Net increase (decrease) in net assets	37,829	3,498	27,779	13,447

Net Assets:
Beginning of period	134,628	131,130	90,300	76,853

End of period	$172,457	$134,628	$118,079	$90,300

Units issued during the period	10,133	11,427	8,784	10,303
Units redeemed during the period	(12,440)	(20,151)	(8,263)	(9,917)

Net units issued (redeemed) during period	(2,307)	(8,724)	521	386

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Mid Cap Growth Stock Division		Index 400 Stock Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$(591)	$(1,250)	$1,599	$1,019
Net realized gains (losses)	18,432	(2,650)	13,514	15,432
Net change in unrealized appreciation/depreciation	73,842	44,477	54,212	16,161

Net increase (decrease) in net assets resulting from operations	91,683	40,577	69,325	32,612

Policy Transactions:
Policyowners’ net payments	22,196	24,276	10,729	11,950
Policy loans, surrenders and death benefits	(27,277)	(31,077)	(13,987)	(18,503)
Mortality and other (net)	(9,230)	(9,553)	(4,925)	(4,793)
Transfers from other divisions	19,133	11,029	39,075	24,530
Transfers to other divisions	(22,182)	(19,151)	(34,548)	(27,687)

Net increase (decrease) in net assets resulting from policy transactions	(17,360)	(24,476)	(3,656)	(14,503)

Net increase (decrease) in net assets	74,323	16,101	65,669	18,109

Net Assets:
Beginning of period	374,598	358,497	213,744	195,635

End of period	$448,921	$374,598	$279,413	$213,744

Units issued during the period	11,187	12,303	9,937	9,747
Units redeemed during the period	(15,991)	(20,061)	(10,904)	(14,981)

Net units issued (redeemed) during period	(4,804)	(7,758)	(967)	(5,234)

	Mid Cap Value Division		Small Cap Growth Stock Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$247	$356	$127	$(820)
Net realized gains (losses)	349	(764)	4,094	2,533
Net change in unrealized appreciation/depreciation	11,079	6,183	64,636	14,651

Net increase (decrease) in net assets resulting from operations	11,675	5,775	68,857	16,364

Policy Transactions:
Policyowners’ net payments	2,710	2,788	12,154	12,935
Policy loans, surrenders and death benefits	(2,883)	(4,949)	(12,997)	(15,686)
Mortality and other (net)	(1,022)	(1,057)	(4,569)	(4,652)
Transfers from other divisions	7,488	10,431	17,758	14,520
Transfers to other divisions	(5,963)	(10,991)	(19,635)	(22,037)

Net increase (decrease) in net assets resulting from policy transactions	330	(3,778)	(7,289)	(14,920)

Net increase (decrease) in net assets	12,005	1,997	61,568	1,444

Net Assets:
Beginning of period	39,331	37,334	185,068	183,624

End of period	$51,336	$39,331	$246,636	$185,068

Units issued during the period	3,228	3,749	8,260	9,232
Units redeemed during the period	(3,212)	(5,002)	(10,665)	(14,640)

Net units issued (redeemed) during period	16	(1,253)	(2,405)	(5,408)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Index 600 Stock Division		Small Cap Value Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$440	$129	$1,186	$(78)
Net realized gains (losses)	940	261	4,507	5,232
Net change in unrealized appreciation/depreciation	2,223	121	38,712	15,350

Net increase (decrease) in net assets resulting from operations	3,603	511	44,405	20,504

Policy Transactions:
Policyowners’ net payments	585	329	8,638	8,877
Policy loans, surrenders and death benefits	(410)	(147)	(8,717)	(10,350)
Mortality and other (net)	(208)	(100)	(3,495)	(3,432)
Transfers from other divisions	11,460	6,537	16,147	12,209
Transfers to other divisions	(4,417)	(2,643)	(16,164)	(18,815)

Net increase (decrease) in net assets resulting from policy transactions	7,010	3,976	(3,591)	(11,511)

Net increase (decrease) in net assets	10,613	4,487	40,814	8,993

Net Assets:
Beginning of period	6,206	1,719	143,973	134,980

End of period	$16,819	$6,206	$184,787	$143,973

Units issued during the period	6,483	4,990	7,449	7,572
Units redeemed during the period	(2,020)	(1,464)	(8,471)	(11,861)

Net units issued (redeemed) during period	4,463	3,526	(1,022)	(4,289)

	International Growth Division		Research International Core Division

	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$885	$723	$(44)	$119
Net realized gains (losses)	(650)	(3,011)	236	(34)
Net change in unrealized appreciation/depreciation	15,636	15,053	2,435	1,117

Net increase (decrease) in net assets resulting from operations	15,871	12,765	2,627	1,202

Policy Transactions:
Policyowners’ net payments	6,264	6,960	874	383
Policy loans, surrenders and death benefits	(5,244)	(6,421)	(196)	(387)
Mortality and other (net)	(1,942)	(1,975)	(316)	(171)
Transfers from other divisions	15,020	11,369	8,888	11,221
Transfers to other divisions	(14,779)	(15,997)	(4,941)	(3,703)

Net increase (decrease) in net assets resulting from policy transactions	(681)	(6,064)	4,309	7,343

Net increase (decrease) in net assets	15,190	6,701	6,936	8,545

Net Assets:
Beginning of period	82,841	76,140	12,233	3,688

End of period	$98,031	$82,841	$19,169	$12,233

Units issued during the period	7,831	8,966	6,065	9,163
Units redeemed during the period	(7,964)	(12,568)	(2,347)	(2,334)

Net units issued (redeemed) during period	(133)	(3,602)	3,718	6,829

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	International Equity Division		Emerging Markets Equity Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$9,490	$10,077	$86	$(41)
Net realized gains (losses)	5,177	1,918	407	(51)
Net change in unrealized appreciation/depreciation	88,525	77,414	(1,882)	2,264

Net increase (decrease) in net assets resulting from operations	103,192	89,409	(1,389)	2,172

Policy Transactions:
Policyowners’ net payments	29,876	32,343	2,064	950
Policy loans, surrenders and death benefits	(32,280)	(37,666)	(1,883)	(733)
Mortality and other (net)	(11,521)	(11,103)	(470)	(309)
Transfers from other divisions	55,104	50,411	19,420	18,438
Transfers to other divisions	(55,596)	(57,673)	(8,757)	(6,547)

Net increase (decrease) in net assets resulting from policy transactions	(14,417)	(23,688)	10,374	11,799

Net increase (decrease) in net assets	88,775	65,721	8,985	13,971

Net Assets:
Beginning of period	504,481	438,760	21,469	7,498

End of period	$593,256	$504,481	$30,454	$21,469

Units issued during the period	24,658	30,666	17,287	16,977
Units redeemed during the period	(28,508)	(38,362)	(7,400)	(5,832)

Net units issued (redeemed) during period	(3,850)	(7,696)	9,887	11,145

	Money Market Division		Short-Term Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$(471)	$(407)	$(21)	$62
Net realized gains (losses)	-	-	1	(10)
Net change in unrealized appreciation/depreciation	-	-	39	34

Net increase (decrease) in net assets resulting from operations	(471)	(407)	19	86

Policy Transactions:
Policyowners’ net payments	64,763	70,588	371	156
Policy loans, surrenders and death benefits	(27,725)	(46,227)	(715)	(1,471)
Mortality and other (net)	(5,466)	(5,835)	(187)	(110)
Transfers from other divisions	137,550	121,247	7,512	6,676
Transfers to other divisions	(168,425)	(136,334)	(3,378)	(2,058)

Net increase (decrease) in net assets resulting from policy transactions	697	3,439	3,603	3,193

Net increase (decrease) in net assets	226	3,032	3,622	3,279

Net Assets:
Beginning of period	169,940	166,908	6,960	3,681

End of period	$170,166	$169,940	$10,582	$6,960

Units issued during the period	82,988	91,022	6,713	6,193
Units redeemed during the period	(85,306)	(91,873)	(3,532)	(3,457)

Net units issued (redeemed) during period	(2,318)	(851)	3,181	2,736

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Select Bond Division		Long-Term U.S. Government Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$4,830	$5,954	$(28)	$113
Net realized gains (losses)	5,751	7,440	(718)	104
Net change in unrealized appreciation/depreciation	(17,205)	(1,974)	(211)	(58)

Net increase (decrease) in net assets resulting from operations	(6,624)	11,420	(957)	159

Policy Transactions:
Policyowners’ net payments	14,540	11,986	410	232
Policy loans, surrenders and death benefits	(15,249)	(18,396)	(444)	(561)
Mortality and other (net)	(5,078)	(6,114)	(135)	(163)
Transfers from other divisions	104,940	94,839	3,693	8,647
Transfers to other divisions	(115,861)	(77,079)	(5,624)	(7,157)

Net increase (decrease) in net assets resulting from policy transactions	(16,708)	5,236	(2,100)	998

Net increase (decrease) in net assets	(23,332)	16,656	(3,057)	1,157

Net Assets:
Beginning of period	268,074	251,418	7,933	6,776

End of period	$244,742	$268,074	$4,876	$7,933

Units issued during the period	13,625	18,767	3,165	5,621
Units redeemed during the period	(19,051)	(16,896)	(3,839)	(4,507)

Net units issued (redeemed) during period	(5,426)	1,871	(674)	1,114

	Inflation Protection Division		High Yield Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$69	$188	$5,475	$5,980
Net realized gains (losses)	79	165	1,291	593
Net change in unrealized appreciation/depreciation	(1,087)	128	(1,181)	6,185

Net increase (decrease) in net assets resulting from operations	(939)	481	5,585	12,758

Policy Transactions:
Policyowners’ net payments	362	270	5,387	5,142
Policy loans, surrenders and death benefits	(581)	(601)	(6,064)	(6,662)
Mortality and other (net)	(203)	(164)	(2,185)	(2,426)
Transfers from other divisions	6,912	10,330	17,601	19,716
Transfers to other divisions	(7,633)	(4,461)	(19,556)	(16,986)

Net increase (decrease) in net assets resulting from policy transactions	(1,143)	5,374	(4,817)	(1,216)

Net increase (decrease) in net assets	(2,082)	5,855	768	11,542

Net Assets:
Beginning of period	10,670	4,815	106,270	94,728

End of period	$8,588	$10,670	$107,038	$106,270

Units issued during the period	3,546	6,376	4,777	5,763
Units redeemed during the period	(4,629)	(2,237)	(5,884)	(6,106)

Net units issued (redeemed) during period	(1,083)	4,139	(1,107)	(343)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Multi-Sector Bond Division		Balanced Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$682	$7	$10,036	$2,307
Net realized gains (losses)	430	90	11,919	(4,873)
Net change in unrealized appreciation/depreciation	(1,610)	1,414	15,646	31,524

Net increase (decrease) in net assets resulting from operations	(498)	1,511	37,601	28,958

Policy Transactions:
Policyowners’ net payments	1,197	677	16,344	17,602
Policy loans, surrenders and death benefits	(1,082)	(681)	(23,536)	(24,948)
Mortality and other (net)	(443)	(272)	(8,291)	(8,578)
Transfers from other divisions	11,363	15,795	56,503	31,553
Transfers to other divisions	(7,491)	(3,008)	(55,676)	(32,331)

Net increase (decrease) in net assets resulting from policy transactions	3,544	12,511	(14,656)	(16,702)

Net increase (decrease) in net assets	3,046	14,022	22,945	12,256

Net Assets:
Beginning of period	18,872	4,850	331,081	318,825

End of period	$21,918	$18,872	$354,026	$331,081

Units issued during the period	10,007	13,147	7,120	8,265
Units redeemed during the period	(7,378)	(2,600)	(9,043)	(12,391)

Net units issued (redeemed) during period	2,629	10,547	(1,923)	(4,126)

	Asset Allocation Division		Fidelity VIP Mid Cap Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$1,217	$(79)	$(212)	$(47)
Net realized gains (losses)	98	(614)	19,927	10,307
Net change in unrealized appreciation/depreciation	4,990	4,672	24,808	6,397

Net increase (decrease) in net assets resulting from operations	6,305	3,979	44,523	16,657

Policy Transactions:
Policyowners’ net payments	2,050	2,729	8,242	9,071
Policy loans, surrenders and death benefits	(2,883)	(3,576)	(7,592)	(10,160)
Mortality and other (net)	(998)	(1,098)	(3,211)	(3,221)
Transfers from other divisions	2,953	2,761	18,005	19,297
Transfers to other divisions	(2,166)	(4,799)	(18,902)	(24,194)

Net increase (decrease) in net assets resulting from policy transactions	(1,044)	(3,983)	(3,458)	(9,207)

Net increase (decrease) in net assets	5,261	(4)	41,065	7,450

Net Assets:
Beginning of period	39,573	39,577	128,384	120,934

End of period	$44,834	$39,573	$169,449	$128,384

Units issued during the period	3,078	3,258	5,829	6,664
Units redeemed during the period	(3,864)	(5,579)	(6,607)	(9,008)

Net units issued (redeemed) during period	(786)	(2,321)	(778)	(2,344)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Fidelity VIP Contrafund Division		Neuberger Berman AMT Socially Responsive Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$129	$163	$13	$(2)
Net realized gains (losses)	878	42	150	25
Net change in unrealized appreciation/depreciation	5,939	1,292	738	89

Net increase (decrease) in net assets resulting from operations	6,946	1,497	901	112

Policy Transactions:
Policyowners’ net payments	1,438	881	145	114
Policy loans, surrenders and death benefits	(805)	(305)	(264)	(96)
Mortality and other (net)	(464)	(295)	(58)	(30)
Transfers from other divisions	13,079	16,799	3,541	1,551
Transfers to other divisions	(8,883)	(4,873)	(1,300)	(656)

Net increase (decrease) in net assets resulting from policy transactions	4,365	12,207	2,064	883

Net increase (decrease) in net assets	11,311	13,704	2,965	995

Net Assets:
Beginning of period	20,234	6,530	1,683	688

End of period	$31,545	$20,234	$4,648	$1,683

Units issued during the period	7,574	12,918	1,645	1,107
Units redeemed during the period	(4,208)	(2,487)	(483)	(472)

Net units issued (redeemed) during period	3,366	10,431	1,162	635

	Russell Multi-Style Equity Division		Russell Aggressive Equity Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$1,459	$1,180	$10	$525
Net realized gains (losses)	16,263	7,889	8,774	(750)
Net change in unrealized appreciation/depreciation	32,859	14,317	22,279	11,819

Net increase (decrease) in net assets resulting from operations	50,581	23,386	31,063	11,594

Policy Transactions:
Policyowners’ net payments	9,168	10,276	4,980	5,446
Policy loans, surrenders and death benefits	(12,936)	(16,258)	(6,040)	(6,655)
Mortality and other (net)	(3,942)	(4,068)	(2,093)	(2,051)
Transfers from other divisions	8,571	9,464	8,683	4,744
Transfers to other divisions	(11,935)	(18,642)	(8,074)	(10,225)

Net increase (decrease) in net assets resulting from policy transactions	(11,074)	(19,228)	(2,544)	(8,741)

Net increase (decrease) in net assets	39,507	4,158	28,519	2,853

Net Assets:
Beginning of period	162,081	157,923	80,738	77,885

End of period	$201,588	$162,081	$109,257	$80,738

Units issued during the period	12,565	16,127	5,419	5,358
Units redeemed during the period	(19,240)	(29,592)	(6,849)	(9,929)

Net units issued (redeemed) during period	(6,675)	(13,465)	(1,430)	(4,571)

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Russell Non-U.S. Division		Russell Core Bond Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$1,936	$1,514	$968	$1,945
Net realized gains (losses)	306	(1,834)	1,375	3,636
Net change in unrealized appreciation/depreciation	21,730	20,094	(3,998)	1,968

Net increase (decrease) in net assets resulting from operations	23,972	19,774	(1,655)	7,549

Policy Transactions:
Policyowners’ net payments	7,255	7,944	4,661	4,301
Policy loans, surrenders and death benefits	(8,105)	(9,121)	(8,529)	(9,603)
Mortality and other (net)	(2,626)	(2,645)	(1,898)	(2,340)
Transfers from other divisions	9,902	9,282	20,129	24,930
Transfers to other divisions	(11,904)	(16,617)	(26,632)	(21,824)

Net increase (decrease) in net assets resulting from policy transactions	(5,478)	(11,157)	(12,269)	(4,536)

Net increase (decrease) in net assets	18,494	8,617	(13,924)	3,013

Net Assets:
Beginning of period	115,667	107,050	99,933	96,920

End of period	$134,161	$115,667	$86,009	$99,933

Units issued during the period	8,807	10,327	6,210	8,333
Units redeemed during the period	(11,348)	(16,909)	(9,484)	(8,565)

Net units issued (redeemed) during period	(2,541)	(6,582)	(3,274)	(232)

	Russell Global Real Estate Securities Division		Russell LifePoints Moderate Strategy Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$5,671	$6,489	$27	$42
Net realized gains (losses)	6,143	(943)	92	29
Net change in unrealized appreciation/depreciation	(6,967)	27,649	9	37

Net increase (decrease) in net assets resulting from operations	4,847	33,195	128	108

Policy Transactions:
Policyowners’ net payments	9,046	9,304	78	79
Policy loans, surrenders and death benefits	(9,485)	(11,957)	(13)	161
Mortality and other (net)	(3,214)	(3,496)	(35)	(26)
Transfers from other divisions	26,695	19,582	1,188	2,126
Transfers to other divisions	(23,189)	(18,918)	(1,334)	(641)

Net increase (decrease) in net assets resulting from policy transactions	(147)	(5,485)	(116)	1,699

Net increase (decrease) in net assets	4,700	27,710	12	1,807

Net Assets:
Beginning of period	152,571	124,861	2,139	332

End of period	$157,271	$152,571	$2,151	$2,139

Units issued during the period	6,665	6,642	868	1,644
Units redeemed during the period	(6,714)	(8,071)	(857)	(459)

Net units issued (redeemed) during period	(49)	(1,429)	11	1,185

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Statements of Changes in Net Assets

(in thousands)

	Russell LifePoints Balanced Strategy Division		Russell LifePoints Growth Strategy Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Year Ended December 31, 2013	Year Ended December 31, 2012

Operations:
Net investment income (loss)	$226	$162	$272	$140
Net realized gains (losses)	465	61	320	35
Net change in unrealized appreciation/depreciation	706	532	1,551	606

Net increase (decrease) in net assets resulting from operations	1,397	755	2,143	781

Policy Transactions:
Policyowners’ net payments	487	394	784	260
Policy loans, surrenders and death benefits	(1,053)	(154)	(1,411)	(309)
Mortality and other (net)	(257)	(156)	(350)	(165)
Transfers from other divisions	6,035	5,895	5,316	8,049
Transfers to other divisions	(1,556)	(1,143)	(1,091)	(305)

Net increase (decrease) in net assets resulting from policy transactions	3,656	4,836	3,248	7,530

Net increase (decrease) in net assets	5,053	5,591	5,391	8,311

Net Assets:
Beginning of period	9,673	4,082	11,345	3,034

End of period	$14,726	$9,673	$16,736	$11,345

Units issued during the period	4,776	4,953	4,260	8,263
Units redeemed during the period	(1,999)	(1,082)	(1,823)	(891)

Net units issued (redeemed) during period	2,777	3,871	2,437	7,372

	Russell LifePoints Equity Growth Strategy Division		Credit Suisse Trust Commodity Return Strategy Division
	Year Ended December 31, 2013	Year Ended December 31, 2012	Period November 15 to December 31, 2013

Operations:
Net investment income (loss)	$153	$61	$(6)
Net realized gains (losses)	120	79	1
Net change in unrealized appreciation/depreciation	954	265	259

Net increase (decrease) in net assets resulting from operations	1,227	405	254

Policy Transactions:
Policyowners’ net payments	439	355	146
Policy loans, surrenders and death benefits	235	(510)	21
Mortality and other (net)	(133)	(90)	(33)
Transfers from other divisions	1,755	4,123	15,625
Transfers to other divisions	(670)	(365)	(448)

Net increase (decrease) in net assets resulting from policy transactions	1,626	3,513	15,311

Net increase (decrease) in net assets	2,853	3,918	15,565

Net Assets:
Beginning of period	5,371	1,453	—

End of period	$8,224	$5,371	$15,565

Units issued during the period	2,161	3,870	2,038
Units redeemed during the period	(746)	(788)	(75)

Net units issued (redeemed) during period	1,415	3,082	1,963

The Accompanying Notes are an Integral Part of the Financial Statements.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

1.	Organization

Northwestern Mutual Variable Life Account (“the Account”) is registered as a unit investment trust under the Investment Company Act of 1940 and is a segregated asset account of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”) used to fund variable life insurance policies (“the Policies”).

All assets of each Division of the Account are invested in shares of the corresponding Portfolio of Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, the Russell Investment Funds and Credit Suisse Trust (collectively known as “the Funds”). The Funds are open-end investment companies registered under the Investment Company Act of 1940. The financial statements for the Portfolio’s should be read in conjunction with the financial statements and footnotes of the Divisions. Each Division of the account indirectly bears exposure to the market credit and liquidity risks of the Portfolio in which it invests.

New sales of the Policies which invest in the Account were discontinued for Variable CompLife, Variable Executive Life, and Variable Joint Life policies in 2008, Variable Life was discontinued in 1995. However, premium payments made by policy owners existing at that date will continue to be recorded by the Account.

On September 18, 2013, the Securities Exchange Commission approved an application from Northwestern Mutual on behalf of the Account permitting Northwestern Mutual to automatically transfer all remaining policy values in the Northwestern Mutual Commodities Return Strategy Division to the Credit Suisse Trust Commodity Return Strategy Division. The transfer was executed on November 15, 2013 and is included in the Statement of Changes in Net Assets as part of the transfers from other divisions or sponsor line item. Additionally, Northwestern Mutual will periodically reimburse policy owners for the additional operating expenses of the Credit Suisse Trust Commodity Return Strategy Division. Refer to note 4 - Expenses and Related Party Transactions footnote.

2.	Significant Accounting Policies

A.	Use of Estimates – The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets for use in estimates. Actual results could differ from those estimates.

B.	Investment Valuation – The shares are valued at the Funds’ offering and redemption prices per share. As of December 31, 2013, all of the Account’s investments are identified as Level 1 securities for valuation purposes under the Fair Value Measurement Topic of the FASB Accounting Standards Codification. Level 1 securities are valued at fair value as determined by quoted prices in active markets for identical securities. All changes in fair value are recorded as change in unrealized appreciation/ depreciation of investments during the period in the statements of operations of the applicable Division.

C.	Investment Income, Securities Transactions and Policy Dividends – Transactions in the Funds’ shares are accounted for on the trade date. The basis for determining cost on sale of the Funds’ shares is identified cost. Dividend income and distributions of net realized gains from the Funds are recorded on the ex–date of the dividends. Dividends and distributions received are reinvested in additional shares of the respective portfolios of the Funds. The Policies are eligible to receive policy dividends from Northwestern Mutual. Any dividends reinvested in the Account are reflected in Policyowners’ net payments in the accompanying financial statements.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

2.	Significant Accounting Policies (continued)

D.	Taxes – Northwestern Mutual is taxed as a “life insurance company” under the Internal Revenue Code. The Policies, which are funded in the Account, are taxed as part of the operations of Northwestern Mutual. The Policies provide that a charge for taxes may be made against the assets of the Account. Currently, for Variable Life policies issued before October 11, 1995, Northwestern Mutual charges the Account at an annual rate of 0.05% of the Account’s net assets and reserves the right to increase, decrease or eliminate the charge for taxes in the future. Currently, for Variable CompLife policies issued on or after October 11, 1995, Variable Executive Life policies issued on or after March 2, 1998, and Variable Joint Life policies issued on or after December 10, 1998, there is no charge being made against the assets of the Account for federal income taxes, but Northwestern Mutual reserves the right to charge for taxes in the future.

E.	Premium Payments – For Variable Life and Variable CompLife policies, the Account is credited for the policyowners’ net annual premiums at the respective policy anniversary dates regardless of when policyowners actually pay their premiums. Northwestern Mutual’s equity represents any unpaid portion of net annual premiums.

3.	Purchases and Sales of Investments

Purchases and sales of the Funds’ shares for the year ended December 31, 2013 were as follows: (in thousands)

Division	Purchases	Sales
Growth Stock	$35,050	$25,656
Focused Appreciation	2,949	8,918
Large Cap Core Stock	8,486	17,433
Large Cap Blend	1,799	299
Index 500 Stock	78,035	68,096
Large Company Value	3,532	297
Domestic Equity	7,467	11,686
Equity Income	9,188	7,222
Mid Cap Growth Stock	31,523	33,041
Index 400 Stock	24,026	17,452
Mid Cap Value	4,329	3,586
Small Cap Growth Stock	9,065	16,361
Index 600 Stock	8,561	602
Small Cap Value	10,273	11,903
International Growth	6,819	6,698
Research International Core	5,275	1,020
International Equity	35,631	40,473
Emerging Markets Equity	12,926	2,425
Money Market	34,167	33,926
Short-Term Bond	4,396	812
Select Bond	14,333	22,590
Long-Term U.S. Government Bond	81	2,198
Inflation Protection	422	1,306
High Yield Bond	8,388	7,895
Multi-Sector Bond	5,953	1,561
Balanced	36,998	27,333
Asset Allocation	3,811	3,634
Fidelity VIP Mid Cap	26,690	10,557
Fidelity VIP Contrafund	5,888	1,384
Neuberger Berman AMT Socially Responsive	2,377	302

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

3.	Purchases and Sales of Investments (continued)

Division	Purchases	Sales
Russell Multi-Style Equity	$16,271	$15,973
Russell Aggressive Equity	12,638	7,463
Russell Non-U.S.	6,466	10,020
Russell Core Bond	3,294	14,570
Russell Global Real Estate Securities	23,809	12,218
Russell LifePoints Moderate Strategy	109	158
Russell LifePoints Balanced Strategy	5,491	1,510
Russell LifePoints Growth Strategy	5,418	1,896
Russell LifePoints Equity Growth Strategy	1,796	19
Credit Suisse Trust Commodity Return Strategy	15,378	78

4.	Expenses and Related Party Transactions

A deduction for mortality and expense risks is paid to Northwestern Mutual. Mortality risk is the risk that insureds may not live as long as estimated. Expense risk is the risk that expenses of issuing and administering the Policies may exceed the estimated costs.

For Variable Life and Variable CompLife policies, the deduction is determined daily at an annual rate of 0.50% and 0.45%, respectively, of the net assets of the Account. These charges are reflected as a reduction in invested assets and are included in Mortality and expense risk charges in the accompanying financial statements.

A deduction for the mortality and expense risks for Variable Executive Life policies was determined monthly at an annual rate of 0.60% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.17% thereafter for policies with the Cash Value Amendment, or 0.15% thereafter for the policies without the Cash Value Amendment for the Policy prior to the 2013 Policy Anniversary. On or after the Policy Anniversary in 2013, the deduction is determined monthly at an annual rate of 0.48% of the amount invested in the Account for the Policy for the first ten Policy years, and 0.05% thereafter for policies with the Cash Value Amendment, or 0.03% thereafter for the policies without the Cash Value Amendment. A deduction for the mortality and expense risks for Variable Joint Life policies was determined monthly at an annual rate of 0.10% of the amount invested in the Account for the Policy prior to the 2013 Policy Anniversary. On or after the 2013 Policy Anniversary, the deduction is determined monthly at an annual rate of 0.00% of the amount invested in the Account. Additional Variable Joint Life mortality and expense risks deductions are determined annually and are paid to Northwestern Mutual for the first ten Policy years based on the age of the insured individuals at the time the policy was issued.

Additional mortality costs are deducted from the Policies annually for Variable Life and Variable CompLife policies, and monthly for Variable Executive Life and Variable Joint Life policies, and are paid to Northwestern Mutual to cover the cost of providing insurance protection. For Variable Life and Variable CompLife policies, this cost is actuarially calculated based upon the insured’s age, the 1980 Commissioners Standard Ordinary Mortality Table and the amount of insurance provided under the policy. For Variable Executive Life and Variable Joint Life policies, the cost reflects expected mortality costs based upon actual experience.

Certain deductions are also made from the annual, single or other premiums before amounts are allocated to the Account. These deductions are for sales load, administrative expenses, taxes and a risk charge for the guaranteed minimum death benefit among other charges which are detailed in the Prospectus.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

4.	Expenses and Related Party Transactions (continued)

Mortality and expense risks deductions for Variable Executive Life and Variable Joint Life policies, as well as the noted additional mortality costs and other deductions for each of the products are reflected as a reduction in units and are included in Mortality and other in the accompanying financial statements.

The net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio are limited to 1.05% of average net assets through November 15, 2015 by Credit Suisse Trust and Credit Suisse Asset Management, LLC. Pursuant to the substitution order of the Securities and Exchange Commission, effective November 15, 2013 through November 15, 2015, Northwestern Mutual will periodically reimburse policy owners to the extent the net operating expenses of the Credit Suisse Trust Commodity Return Strategy Portfolio exceed that of the fee waiver agreement of 0.95% of the Northwestern Mutual Commodities Return Strategy Portfolio which was in place at the time of the substitution.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

5.	Financial Highlights

(For a unit outstanding during the period)

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Growth Stock
Year Ended 12/31/13	88,857	$3.638539	to	$49.977915	$368,165	0.68%	0.00%	to	0.55%	35.12%	to	35.86%
Year Ended 12/31/12	92,840	2.690097	to	36.785012	284,588	0.57	0.00	to	0.55	12.32	to	12.94
Year Ended 12/31/11	97,893	2.392591	to	32.569595	269,305	0.78	0.00	to	0.55	(1.84)	to	(1.30)
Year Ended 12/31/10	101,987	2.434967	to	32.998214	288,701	0.82	0.00	to	0.55	11.76	to	12.37
Year Ended 12/31/09	106,648	2.176678	to	29.365924	275,067	1.16	0.00	to	0.55	36.42	to	37.17
Focused Appreciation
Year Ended 12/31/13	35,292	$2.883615	to	$30.372615	$116,386	0.48%	0.00%	to	0.55%	28.30%	to	29.01%
Year Ended 12/31/12	36,929	2.245328	to	23.543734	96,087	0.27	0.00	to	0.55	19.48	to	20.14
Year Ended 12/31/11	39,237	1.877354	to	19.596705	85,938	0.18	0.00	to	0.55	(6.61)	to	(6.10)
Year Ended 12/31/10	41,221	2.008299	to	20.869750	97,863	0.00	0.00	to	0.55	8.73	to	9.33
Year Ended 12/31/09	40,615	1.845162	to	19.088595	87,828	0.00	0.00	to	0.55	41.70	to	42.47
Large Cap Core Stock
Year Ended 12/31/13	71,653	$2.759081	to	$37.544148	$233,882	1.15%	0.00%	to	0.55%	27.88%	to	28.58%
Year Ended 12/31/12	75,256	2.155410	to	29.198468	191,903	1.20	0.00	to	0.55	11.02	to	11.63
Year Ended 12/31/11	78,553	1.939589	to	26.156583	182,605	1.14	0.00	to	0.55	(1.75)	to	(1.21)
Year Ended 12/31/10	80,904	1.972165	to	26.477036	192,996	1.20	0.00	to	0.55	12.29	to	12.91
Year Ended 12/31/09	83,903	1.754516	to	23.449551	177,955	1.84	0.00	to	0.55	28.63	to	29.33
Large Cap Blend
Year Ended 12/31/13	3,877	$1.407785	to	$11.980322	$6,157	0.99%	0.00%	to	0.55%	30.14%	to	30.86%
Year Ended 12/31/12	3,025	1.080633	to	9.155103	3,615	0.92	0.00	to	0.55	14.57	to	15.20
Period Ended 12/31/11 (3)	3,204	0.942304	to	7.947227	3,113	2.05	0.00	to	0.55	(5.82)	to	(5.56)
Index 500 Stock
Year Ended 12/31/13	203,612	$4.001083	to	$91.297175	$1,008,802	1.82%	0.00%	to	0.55%	31.33%	to	32.05%
Year Ended 12/31/12	207,627	3.043500	to	69.136117	785,534	1.77	0.00	to	0.55	15.12	to	15.76
Year Ended 12/31/11	214,351	2.641136	to	59.726031	713,800	1.66	0.00	to	0.55	1.39	to	1.95
Year Ended 12/31/10	220,539	2.602259	to	58.583796	730,891	2.02	0.00	to	0.55	14.27	to	14.89
Year Ended 12/31/09	227,457	2.275083	to	50.989051	655,118	2.82	0.00	to	0.55	25.71	to	26.40
Large Company Value
Year Ended 12/31/13	4,244	$1.464939	to	$12.266796	$7,585	1.75%	0.00%	to	0.55%	30.57%	to	31.29%
Year Ended 12/31/12	2,300	1.120811	to	9.343226	3,112	1.90	0.00	to	0.55	15.83	to	16.47
Period Ended 12/31/11 (3)	2,622	0.966635	to	8.021755	2,593	4.57	0.00	to	0.55	(3.38)	to	(3.12)
Domestic Equity
Year Ended 12/31/13	77,733	$1.893569	to	$20.154766	$172,457	1.68%	0.00%	to	0.55%	33.29%	to	34.03%
Year Ended 12/31/12	80,040	1.419182	to	15.037814	134,628	2.16	0.00	to	0.55	13.72	to	14.35
Year Ended 12/31/11	88,764	1.246743	to	13.151218	131,130	2.09	0.00	to	0.55	0.36	to	0.91
Year Ended 12/31/10	90,355	1.241092	to	13.033112	134,632	2.28	0.00	to	0.55	13.99	to	14.62
Year Ended 12/31/09	90,798	1.087659	to	11.370681	119,939	3.49	0.00	to	0.55	28.81	to	29.52
Equity Income
Year Ended 12/31/13	41,567	$2.411872	to	$25.403806	$118,079	1.36%	0.00%	to	0.55%	29.23%	to	29.94%
Year Ended 12/31/12	41,046	1.864547	to	19.550985	90,300	1.53	0.00	to	0.55	16.59	to	17.23
Year Ended 12/31/11	40,660	1.597678	to	16.677245	76,853	1.50	0.00	to	0.55	(1.46)	to	(0.92)
Year Ended 12/31/10	38,980	1.619759	to	16.832155	73,840	1.70	0.00	to	0.55	14.70	to	15.33
Year Ended 12/31/09	37,014	1.410806	to	14.595160	61,572	2.93	0.00	to	0.55	23.90	to	24.58

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(3)	Divisions commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Mid Cap Growth Stock
Year Ended 12/31/13	108,936	$3.416219	to	$94.654719	$448,921	0.31%	0.00%	to	0.55%	24.85%	to	25.53%
Year Ended 12/31/12	113,740	2.733618	to	75.402575	374,598	0.12	0.00	to	0.55	11.35	to	11.97
Year Ended 12/31/11	121,498	2.452507	to	67.344023	358,497	0.23	0.00	to	0.55	(6.69)	to	(6.18)
Year Ended 12/31/10	127,814	2.625759	to	71.778944	404,074	0.28	0.00	to	0.55	23.18	to	23.86
Year Ended 12/31/09	135,424	2.129518	to	57.953082	348,854	0.28	0.00	to	0.55	31.37	to	32.09 (2)
Index 400 Stock
Year Ended 12/31/13	71,379	$3.504450	to	$39.846886	$279,413	1.06%	0.00%	to	0.55%	32.44%	to	33.16%
Year Ended 12/31/12	72,346	2.643527	to	29.923387	213,744	0.91	0.00	to	0.55	17.00	to	17.64
Year Ended 12/31/11	77,580	2.257202	to	25.435391	195,635	0.86	0.00	to	0.55	(2.46)	to	(1.92)
Year Ended 12/31/10	80,664	2.311836	to	25.934506	208,521	1.09	0.00	to	0.55	25.60	to	26.29
Year Ended 12/31/09	84,846	1.838809	to	20.535699	177,545	1.82	0.00	to	0.55	36.25	to	37.00
Mid Cap Value
Year Ended 12/31/13	17,193	$2.618947	to	$27.585004	$51,336	0.96%	0.00%	to	0.55%	29.53%	to	30.24%
Year Ended 12/31/12	17,177	2.019864	to	21.179677	39,331	1.34	0.00	to	0.55	15.93	to	16.57
Year Ended 12/31/11	18,430	1.740555	to	18.168731	37,334	1.74	0.00	to	0.55	(1.15)	to	(0.61)
Year Ended 12/31/10	19,018	1.759035	to	18.279525	39,839	1.41	0.00	to	0.55	19.27	to	19.93
Year Ended 12/31/09	18,679	1.473346	to	15.242180	31,825	1.20	0.00	to	0.55	22.56	to	23.24
Small Cap Growth Stock
Year Ended 12/31/13	66,550	$3.359376	to	$43.773190	$246,636	0.49%	0.00%	to	0.55%	37.84%	to	38.60%
Year Ended 12/31/12	68,955	2.434726	to	31.582975	185,068	0.00	0.00	to	0.55	8.88	to	9.48
Year Ended 12/31/11	74,363	2.233915	to	28.847575	183,624	0.35	0.00	to	0.55	(3.31)	to	(2.78)
Year Ended 12/31/10	78,328	2.308077	to	29.671998	201,112	0.75	0.00	to	0.55	25.16	to	25.85
Year Ended 12/31/09	81,371	1.842237	to	23.577314	166,342	0.28	0.00	to	0.55	30.46	to	31.17
Index 600 Stock
Year Ended 12/31/13	9,373	$1.513818	to	$16.744685	$16,819	4.29%	0.00%	to	0.55%	39.90%	to	40.67%
Year Ended 12/31/12	4,910	1.081019	to	11.903891	6,206	3.11	0.00	to	0.55	15.16	to	15.80
Period Ended 12/31/11 (3)	1,384	0.937768	to	10.280016	1,719	2.07	0.00	to	0.55	(6.27)	to	(6.01)
Small Cap Value
Year Ended 12/31/13	49,966	$3.198795	to	$34.046809	$184,787	1.14%	0.00%	to	0.55%	31.04%	to	31.76%
Year Ended 12/31/12	50,988	2.438620	to	25.839588	143,973	0.37	0.00	to	0.55	15.69	to	16.33
Year Ended 12/31/11	55,277	2.105813	to	22.212770	134,980	0.60	0.00	to	0.55	(1.90)	to	(1.36)
Year Ended 12/31/10	57,649	2.144514	to	22.519799	144,009	1.09	0.00	to	0.55	21.28	to	21.95
Year Ended 12/31/09	58,899	1.766442	to	18.466637	122,050	0.85	0.00	to	0.55	27.48	to	28.18
International Growth
Year Ended 12/31/13	44,659	$1.928280	to	$20.524033	$98,031	1.40%	0.00%	to	0.55%	19.15%	to	19.81%
Year Ended 12/31/12	44,792	1.616718	to	17.130842	82,841	1.33	0.00	to	0.55	17.34	to	17.99
Year Ended 12/31/11	48,394	1.376437	to	14.519220	76,140	1.13	0.00	to	0.55	(13.64)	to	(13.17)
Year Ended 12/31/10	49,762	1.592294	to	16.720938	94,974	0.92	0.00	to	0.55	15.79	to	16.43
Year Ended 12/31/09	47,784	1.373759	to	14.361577	76,761	0.66	0.00	to	0.55	22.49	to	23.16
Research International Core
Year Ended 12/31/13	14,106	$1.154295	to	$10.947312	$19,169	0.13%	0.00%	to	0.55%	18.27%	to	18.92%
Year Ended 12/31/12	10,388	0.975017	to	9.205651	12,233	1.72	0.00	to	0.55	16.12	to	16.76
Period Ended 12/31/11 (3)	3,559	0.838851	to	7.884380	3,688	4.07	0.00	to	0.55	(16.16)	to	(15.93)
International Equity
Year Ended 12/31/13	143,163	$3.556947	to	$5.431053	$593,256	2.19%	0.00%	to	0.55%	20.71%	to	21.38%
Year Ended 12/31/12	147,013	2.943691	to	4.474566	504,481	2.59	0.00	to	0.55	20.85	to	21.52
Year Ended 12/31/11	154,709	2.433405	to	3.682261	438,760	2.10	0.00	to	0.55	(10.59)	to	(10.10)
Year Ended 12/31/10	159,931	2.718891	to	4.095847	508,723	3.01	0.00	to	0.55	7.08	to	7.67
Year Ended 12/31/09	164,503	2.536491	to	3.803991	489,245	4.66	0.00	to	0.55	32.38	to	33.11 (2)
Emerging Markets Equity
Year Ended 12/31/13	29,027	$0.909813	to	$10.783888	$30,454	0.75%	0.00%	to	0.55%	(5.67%)	to	(5.15%)
Year Ended 12/31/12	19,140	0.963548	to	11.369632	21,469	0.15	0.00	to	0.55	18.18	to	18.83
Period Ended 12/31/11 (3)	7,995	0.814525	to	9.567929	7,498	2.54	0.00	to	0.55	(18.59)	to	(18.36)

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.
(3)	Divisions commenced operations on June 30, 2011.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Money Market
Year Ended 12/31/13	82,246	$1.544536	to	$41.539003	$170,166	0.10%	0.00%	to	0.55%	(0.45%)		to	0.10%
Year Ended 12/31/12	84,564	1.549943	to	41.497953	169,940	0.14	0.00	to	0.55	(0.41)		to	0.15
Year Ended 12/31/11	85,415	1.554696	to	41.437528	166,908	0.14	0.00	to	0.55	(0.41)		to	0.14
Year Ended 12/31/10	86,934	1.559508	to	41.380226	169,116	0.29	0.00	to	0.55	(0.25)		to	0.29
Year Ended 12/31/09	96,331	1.561917	to	41.258586	188,748	0.75	0.00	to	0.55	0.21		to	0.76 (2)
Short-Term Bond
Year Ended 12/31/13	9,076	$1.010673	to	$12.142453	$10,582	0.17%	0.00%	to	0.55%	0.00	%(5)	to	0.55%
Year Ended 12/31/12	5,895	1.009629	to	12.076410	6,960	1.43	0.00	to	0.55	1.51		to	2.07
Period Ended 12/31/11 (3)	3,159	0.993622	to	11.832025	3,681	4.36	0.00	to	0.55	(0.69)		to	(0.42)
Select Bond
Year Ended 12/31/13	73,536	$2.541856	to	$200.286369	$244,742	2.31%	0.00%	to	0.55%	(2.69%)		to	(2.16%)
Year Ended 12/31/12	78,962	2.609587	to	204.702189	268,074	2.69	0.00	to	0.55	4.39		to	4.96
Year Ended 12/31/11	77,091	2.497424	to	195.021673	251,418	3.32	0.00	to	0.55	6.58		to	7.16
Year Ended 12/31/10	78,164	2.341027	to	181.992325	238,805	3.75	0.00	to	0.55	6.00		to	6.59
Year Ended 12/31/09	78,213	2.206231	to	170.745431	223,452	5.05	0.00	to	0.55	8.77		to	9.37
Long-Term U.S Government Bond
Year Ended 12/31/13	3,977	$1.113443	to	$15.502339	$4,876	0.02%	0.00%	to	0.55%	(13.75%)		to	(13.27%)
Year Ended 12/31/12	4,651	1.289646	to	17.875038	7,933	1.85	0.00	to	0.55	3.18		to	3.75
Period Ended 12/31/11 (3)	3,537	1.248644	to	17.228764	6,776	8.82	0.00	to	0.55	24.80		to	25.15
Inflation Protection
Year Ended 12/31/13	6,697	$1.037245	to	$13.476716	$8,588	1.08%	0.00%	to	0.55%	(8.83%)		to	(8.33%)
Year Ended 12/31/12	7,780	1.136621	to	14.701699	10,670	2.68	0.00	to	0.55	6.76		to	7.35
Period Ended 12/31/11 (3)	3,641	1.063572	to	13.694886	4,815	0.03	0.00	to	0.55	6.30		to	6.60
High Yield Bond
Year Ended 12/31/13	27,674	$3.312039	to	$43.465300	$107,038	5.57%	0.00%	to	0.55%	5.26%		to	5.84%
Year Ended 12/31/12	28,781	3.143457	to	41.068270	106,270	6.24	0.00	to	0.55	13.26		to	13.89
Year Ended 12/31/11	29,124	2.772582	to	36.059875	94,728	6.97	0.00	to	0.55	4.02		to	4.59
Year Ended 12/31/10	29,475	2.662698	to	34.475967	92,381	7.13	0.00	to	0.55	13.93		to	14.56
Year Ended 12/31/09	30,444	2.334783	to	30.094875	84,272	8.96	0.00	to	0.55	44.60		to	45.39
Multi-Sector Bond
Year Ended 12/31/13	17,326	$1.137785	to	$15.449941	$21,918	3.56%	0.00%	to	0.55%	(2.12%)		to	(1.58%)
Year Ended 12/31/12	14,697	1.161278	to	15.698283	18,872	0.46	0.00	to	0.55	14.31		to	14.94
Period Ended 12/31/11 (3)	4,150	1.014872	to	13.657358	4,850	16.21	0.00	to	0.55	1.44		to	1.71
Balanced
Year Ended 12/31/13	55,407	$3.168393	to	$172.248875	$354,026	3.38%	0.00%	to	0.55%	11.47%		to	12.08%
Year Ended 12/31/12	57,330	2.839508	to	153.677764	331,081	1.17	0.00	to	0.55	9.09		to	9.69
Year Ended 12/31/11	61,456	2.600265	to	140.096515	318,825	2.75	0.00	to	0.55	1.55		to	2.11
Year Ended 12/31/10	63,195	2.557927	to	137.200077	323,249	2.12	0.00	to	0.55	11.34		to	11.96
Year Ended 12/31/09	65,258	2.295052	to	122.549243	299,014	4.56	0.00	to	0.55	20.77		to	21.43
Asset Allocation
Year Ended 12/31/13	19,334	$1.830603	to	$19.484028	$44,834	3.32%	0.00%	to	0.55%	16.03%		to	16.67%
Year Ended 12/31/12	20,120	1.576122	to	16.700324	39,573	0.23	0.00	to	0.55	10.41		to	11.02
Year Ended 12/31/11	22,441	1.426114	to	15.042893	39,577	2.41	0.00	to	0.55	(0.62)		to	(0.08)
Year Ended 12/31/10	22,865	1.433617	to	15.054442	40,860	2.92	0.00	to	0.55	12.39		to	13.01
Year Ended 12/31/09	23,519	1.274289	to	13.321541	37,345	3.04	0.00	to	0.55	26.40		to	27.09
Fidelity VIP Mid Cap
Year Ended 12/31/13	37,534	$3.835558	to	$40.398542	$169,449	0.28%	0.00%	to	0.55%	35.13%		to	35.87%
Year Ended 12/31/12	38,312	2.835677	to	29.733518	128,384	0.39	0.00	to	0.55	13.93		to	14.56
Year Ended 12/31/11	40,656	2.486413	to	25.953961	120,934	0.02	0.00	to	0.55	(11.34)		to	(10.85)
Year Ended 12/31/10	41,434	2.801620	to	29.113348	140,666	0.13	0.00	to	0.55	27.87		to	28.57
Year Ended 12/31/09	40,262	2.188843	to	22.643898	105,355	0.47	0.00	to	0.55	38.99		to	39.75

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(2)	Total return reflects the effect of a one-time class action settlement received on June 18, 2009. Absent the payment, the returns would have ranged from 30.36% to 31.53% for the Mid Cap Growth Stock Division, from 30.74% to 31.94% for the International Equity Division and from (0.64)% to 0.26% for the Money Market Division.
(3)	Divisions commenced operations on June 30, 2011
(5)	Total return is less than 0.005%

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

	As of the respective period end date:					For the respective period ended:
Division	Units Outstanding (000’s)	Unit Value, Lowest to Highest			Net Assets (000’s)	Dividend Income as a % of Average Net Assets	Expense Ratio, Lowest to Highest(1)			Total Return, Lowest to Highest(1)
Fidelity VIP Contrafund
Year Ended 12/31/13	19,719	$1.392090	to	$15.005573	$31,545	0.90%	0.00%	to	0.55%	30.24%	to	30.95%
Year Ended 12/31/12	16,353	1.067828	to	11.458810	20,234	1.49	0.00	to	0.55	15.50	to	16.14
Period Ended 12/31/11 (3)	5,922	0.923581	to	9.866342	6,530	2.81	0.00	to	0.55	(7.69)	to	(7.43)
Neuberger Berman AMT Socially Responsive
Year Ended 12/31/13	2,403	$1.377320	to	$14.744385	$4,648	0.79%	0.00%	to	0.55%	36.85%	to	37.60%
Year Ended 12/31/12	1,241	1.005443	to	10.715212	1,683	0.25	0.00	to	0.55	10.37	to	10.98
Period Ended 12/31/11 (3)	606	0.910063	to	9.655117	688	0.90	0.00	to	0.55	(9.04)	to	(8.79)
Russell Multi-Style Equity
Year Ended 12/31/13	119,343	$1.457823	to	$16.178812	$201,588	1.21%	0.00%	to	0.55%	32.19%	to	32.92%
Year Ended 12/31/12	126,018	1.101694	to	12.171877	162,081	1.12	0.00	to	0.55	15.05	to	15.69
Year Ended 12/31/11	139,483	0.956587	to	10.521100	157,923	0.97	0.00	to	0.55	(2.08)	to	(1.55)
Year Ended 12/31/10	145,784	0.975990	to	10.686543	173,508	0.91	0.00	to	0.55	15.82	to	16.46
Year Ended 12/31/09	155,703	0.841815	to	9.176223	161,462	1.34	0.00	to	0.55	30.68	to	31.40
Russell Aggressive Equity
Year Ended 12/31/13	40,543	$2.347887	to	$26.724835	$109,257	0.43%	0.00%	to	0.55%	39.24%	to	40.00%
Year Ended 12/31/12	41,973	1.684569	to	19.088862	80,738	1.07	0.00	to	0.55	15.20	to	15.84
Year Ended 12/31/11	46,544	1.460862	to	16.479338	77,885	0.49	0.00	to	0.55	(4.72)	to	(4.20)
Year Ended 12/31/10	48,091	1.531783	to	17.202203	85,253	0.47	0.00	to	0.55	24.20	to	24.88
Year Ended 12/31/09	49,083	1.232123	to	13.775086	71,135	0.53	0.00	to	0.55	30.68	to	31.39
Russell Non-U.S.
Year Ended 12/31/13	65,876	$1.717753	to	$18.624500	$134,161	2.00%	0.00%	to	0.55%	21.24%	to	21.91%
Year Ended 12/31/12	68,417	1.415380	to	15.277391	115,667	1.77	0.00	to	0.55	19.16	to	19.81
Year Ended 12/31/11	74,999	1.186647	to	12.750860	107,050	1.66	0.00	to	0.55	(13.36)	to	(12.88)
Year Ended 12/31/10	77,992	1.368210	to	14.635995	131,861	0.93	0.00	to	0.55	10.81	to	11.42
Year Ended 12/31/09	80,748	1.233456	to	13.135524	124,379	2.86	0.00	to	0.55	25.80	to	26.49
Russell Core Bond
Year Ended 12/31/13	31,407	$2.076847	to	$22.077570	$86,009	1.44%	0.00%	to	0.55%	(1.99%)	to	(1.45%)
Year Ended 12/31/12	34,681	2.116915	to	22.402721	99,933	2.33	0.00	to	0.55	7.78	to	8.38
Year Ended 12/31/11	34,913	1.962151	to	20.671320	96,920	3.19	0.00	to	0.55	4.11	to	4.68
Year Ended 12/31/10	34,612	1.882787	to	19.746605	98,149	3.79	0.00	to	0.55	9.42	to	10.02
Year Ended 12/31/09	33,064	1.719005	to	17.948158	86,412	4.70	0.00	to	0.55	15.18	to	15.81
Russell Global Real Estate Securities
Year Ended 12/31/13	37,321	$3.666253	to	$38.920595	$157,271	4.00%	0.00%	to	0.55%	3.08%	to	3.65%
Year Ended 12/31/12	37,370	3.553123	to	37.550773	152,571	5.00	0.00	to	0.55	26.86	to	27.56
Year Ended 12/31/11	38,799	2.798128	to	29.438654	124,861	2.25	0.00	to	0.55	(7.56)	to	(7.05)
Year Ended 12/31/10	39,697	3.023867	to	31.671345	139,710	2.23	0.00	to	0.55	22.25	to	22.92
Year Ended 12/31/09	39,114	2.471078	to	25.765834	113,878	4.65	0.00	to	0.55	28.24	to	28.94
Russell LifePoints Moderate Strategy
Year Ended 12/31/13	1,516	$1.129701	to	$13.568584	$2,151	1.69%	0.00%	to	0.55%	6.20%	to	6.79%
Year Ended 12/31/12	1,505	1.062654	to	12.706153	2,139	3.29	0.00	to	0.55	10.46	to	11.07
Period Ended 12/31/11 (3)	320	0.961095	to	11.440046	332	3.14	0.00	to	0.55	(3.94)	to	(3.67)
Russell LifePoints Balanced Strategy
Year Ended 12/31/13	9,944	$1.173673	to	$13.255096	$14,726	2.18%	0.00%	to	0.55%	11.81%	to	12.43%
Year Ended 12/31/12	7,167	1.048620	to	11.789785	9,673	2.60	0.00	to	0.55	12.34	to	12.96
Period Ended 12/31/11 (3)	3,296	0.932549	to	10.437591	4,082	3.47	0.00	to	0.55	(6.79)	to	(6.53)
Russell LifePoints Growth Strategy
Year Ended 12/31/13	11,741	$1.195791	to	$12.591524	$16,736	2.32%	0.00%	to	0.55%	15.92%	to	16.56%
Year Ended 12/31/12	9,304	1.030529	to	10.802768	11,345	2.26	0.00	to	0.55	13.59	to	14.22
Period Ended 12/31/11 (3)	1,932	0.906329	to	9.458077	3,034	3.58	0.00	to	0.55	(9.41)	to	(9.16)
Russell LifePoints Equity Growth Strategy
Year Ended 12/31/13	5,628	$1.221337	to	$11.740704	$8,224	2.59%	0.00%	to	0.55%	19.16%	to	19.81%
Year Ended 12/31/12	4,213	1.023971	to	9.799317	5,371	1.87	0.00	to	0.55	15.04	to	15.68
Period Ended 12/31/11 (3)	1,131	0.889198	to	8.471141	1,453	3.08	0.00	to	0.55	(11.12)	to	(10.88)
Credit Suisse Trust Commodity Return Strategy
Period Ended 12/31/13 (4)	1,963	$7.085099	to	$7.724122	$15,565	0.00%	0.00%	to	0.55%	1.72%	to	1.79%

(1)	Total return includes deductions for management and other expenses; it excludes deductions for sales loads and other charges, which are a reduction in units. The expense ratios further reflect only those expenses which impact total return. For additional information regarding all expenses assessed, refer to the accompanying notes. Returns are not annualized for periods less than one year.
(3)	Divisions commenced operations on June 30, 2011.
(4)	Division commenced operations on November 15, 2013.

Northwestern Mutual Variable Life Account

Notes to Financial Statements

December 31, 2013

6.	Subsequent Event

Management has evaluated the events and/or the transactions that have occurred through the date of the financial statements were issued and noted no items requiring adjustments of the financial statements or additional disclosures.

Report of Independent Registered Public Accounting Firm

To The Northwestern Mutual Life Insurance Company Board of Trustees and

Policyowners of the Northwestern Mutual Variable Life Account

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of the Northwestern Mutual Variable Life Account and its Growth Stock Division, Focused Appreciation Division, Large Cap Core Stock Division, Large Cap Blend Division, Index 500 Stock Division, Large Company Value Division, Domestic Equity Division, Equity Income Division, Mid Cap Growth Stock Division, Index 400 Stock Division, Mid Cap Value Division, Small Cap Growth Stock Division, Index 600 Stock Division, Small Cap Value Division, International Growth Division, Research International Core Division, International Equity Division, Emerging Markets Equity Division, Money Market Division, Short-Term Bond Division, Select Bond Division, Long-Term U.S. Government Bond Division, Inflation Protection Division, High Yield Bond Division, Multi-Sector Bond Division, Balanced Division, Asset Allocation Division, Fidelity VIP Mid Cap Division, Fidelity VIP Contrafund Division, Neuberger Berman AMT Socially Responsive Division, Russell Multi-Style Equity Division, Russell Aggressive Equity Division, Russell Non-U.S. Division, Russell Core Bond Division, Russell Global Real Estate Securities Division, Russell LifePoints Moderate Strategy Division, Russell LifePoints Balanced Strategy Division, Russell LifePoints Growth Strategy Division, Russell LifePoints Equity Growth Strategy Division, Credit Suisse Trust Commodity Return Strategy Division, at December 31, 2013, and the results of their operations and the changes in their net assets for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of The Northwestern Mutual Life Insurance Company’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2013 by correspondence with Northwestern Mutual Series Fund, Inc., Fidelity Variable Insurance Products, Neuberger Berman Advisers Management Trust, the Russell Investment Funds and Credit Suisse Trust, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Milwaukee, Wisconsin

April 28, 2014

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012, and 2011

The following consolidated financial statements of Northwestern Mutual should be considered only as bearing upon the ability of Northwestern Mutual to meet its obligations under the Contract.

The Northwestern Mutual Life Insurance Company

Consolidated Financial Statements

December 31, 2013, 2012, and 2011

The Accompanying Notes are an Integral Part of the Financial Statements.

The Northwestern Mutual

Life Insurance Company

Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Financial Position

(in millions)

	December 31,
	2013	2012

Assets:
Bonds	$122,331	$114,524
Mortgage loans	26,845	24,346
Policy loans	16,306	15,789
Common and preferred stocks	2,965	4,266
Real estate	1,506	1,304
Other investments	12,184	11,353
Cash and temporary investments	2,262	2,393

Total investments	184,399	173,975

Due and accrued investment income	1,840	1,822
Net deferred tax assets	2,647	2,556
Deferred premium and other assets	2,877	2,721
Separate account assets	25,343	21,376

Total assets	$217,106	$202,450

Liabilities and surplus:
Reserves for policy benefits	$158,751	$149,599
Policyowner dividends payable	5,210	5,041
Interest maintenance reserve	1,194	1,224
Asset valuation reserve	3,358	3,216
Income taxes payable	550	507
Other liabilities	5,501	5,311
Separate account liabilities	25,343	21,376

Total liabilities	199,907	186,274

Surplus:
Surplus notes	1,750	1,750
Unassigned surplus	15,449	14,426

Total surplus	17,199	16,176

Total liabilities and surplus	$217,106	$202,450

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Operations

(in millions)

	For the years ended
	December 31,
	2013	2012	2011

Revenue:
Premiums	$16,599	$15,394	$14,618
Net investment income	8,744	8,677	8,439
Other income	566	550	538

Total revenue	25,909	24,621	23,595

Benefits and expenses:
Benefit payments to policyowners and beneficiaries	7,949	7,302	7,074
Net additions to policy benefit reserves	9,018	8,561	7,949
Net transfers to separate accounts	542	492	481

Total benefits	17,509	16,355	15,504

Commissions and operating expenses	2,680	2,609	2,437

Total benefits and expenses	20,189	18,964	17,941

Gain from operations before dividends and taxes	5,720	5,657	5,654

Policyowner dividends	5,212	5,045	4,973

Gain from operations before taxes	508	612	681
Income tax expense (benefit)	(18)	37	6

Net gain from operations	526	575	675
Net realized capital gains (losses)	276	208	(30)

Net income	$802	$783	$645

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Changes in Surplus

(in millions)

	For the years ended
	December 31,
	2013	2012	2011

Beginning of year balance	$16,176	$14,813	$14,385

Net income	802	783	645

Change in net unrealized capital gains (losses)	346	379	(213)

Change in net deferred tax assets	237	315	242

Change in nonadmitted assets and other	(58)	(173)	(142)

Change in asset valuation reserve	(142)	133	(99)

Change in reserve valuation basis	-	(59)	-

Change in accounting principle	(162)	(15)	(5)

Net increase in surplus	1,023	1,363	428

End of year balance	$17,199	$16,176	$14,813

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Consolidated Statements of Cash Flows

(in millions)

	For the years ended
	December 31,
	2013	2012	2011

Cash flows from operating activities:
Premiums and other income received	$12,243	$11,211	$10,529
Investment income received	8,827	8,901	8,537
Benefit payments to policyowners and beneficiaries	(8,215)	(7,702)	(7,336)
Net transfers to separate accounts	(527)	(474)	(459)
Commissions, expenses and taxes paid	(2,802)	(3,118)	(2,607)

Net cash provided by operating activities	9,526	8,818	8,664

Cash flows from investing activities:
Proceeds from investments sold or matured:
Bonds	36,567	33,733	32,769
Common and preferred stocks	4,305	7,277	8,467
Mortgage loans	2,169	2,707	2,249
Real estate	83	570	10
Other investments	1,268	1,706	1,688

Subtotal proceeds from investments	44,392	45,993	45,183

Cost of investments acquired:
Bonds	43,758	44,102	39,143
Common and preferred stocks	3,018	3,690	6,907
Mortgage loans	4,670	4,040	3,760
Real estate	290	192	233
Other investments	1,856	1,731	1,931

Subtotal cost of investments acquired	53,592	53,755	51,974

Disbursement of policy loans, net of repayments	517	642	674

Net cash applied to investing activities	(9,717)	(8,404)	(7,465)

Cash flows from financing and miscellaneous sources:
Net inflows (outflows) on deposit-type contracts	93	113	(154)
Other cash applied	(33)	(555)	(552)

Net cash provided by (applied to) financing and miscellaneous sources	60	(442)	(706)

Net increase (decrease) in cash and temporary investments	(131)	(28)	493
Cash and temporary investments, beginning of year	2,393	2,421	1,928

Cash and temporary investments, end of year	$2,262	$2,393	$2,421

Supplemental disclosures of cash flow information
Non-cash investing activities not included above:
Bond forward committments	$17,482	$17,139	$9,532
Bond refinancings and exchanges	2,156	1,842	2,376
Mortgage loan refinancings	831	1,089	725
Transfers with affiliated entities	911	-	196
Common stock exchanges	81	110	133

The accompanying notes are an integral part of these consolidated financial statements.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

1.	Basis of Presentation

The accompanying consolidated statutory financial statements include the accounts of The Northwestern Mutual Life Insurance Company and its wholly-owned subsidiary, Northwestern Long Term Care Insurance Company (together, “the Company”). All intercompany balances and transactions have been eliminated. The Company offers life, annuity, disability and long-term care insurance products to the personal, business and estate markets throughout the United States of America.

The consolidated financial statements were prepared in accordance with accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin (“statutory basis of accounting”), which are based on the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (“NAIC”). Financial statements prepared on the statutory basis of accounting differ from financial statements prepared in accordance with generally accepted accounting principles (“GAAP”), primarily because on a GAAP basis: (1) certain policy acquisition costs are deferred and amortized, (2) most bond and preferred stock investments are reported at fair value, (3) policy benefit reserves are established using different actuarial methods and assumptions, (4) deposit-type contracts, for which premiums, benefits and reserve changes are not included in revenue or benefits as reported in the statements of operations, are defined differently, (5) majority-owned, non-insurance subsidiaries are consolidated, (6) changes in deferred taxes are reported as a component of net income and (7) no deferral of realized investment gains and losses is permitted. The effects on the Company’s financial statements attributable to the differences between the statutory basis of accounting and GAAP are material.

The Company utilizes an accounting practice that varies from the Accounting Practices and Procedures Manual of the NAIC with the permission of the Office of the Commissioner of Insurance of the State of Wisconsin (“permitted practices”). Permitted practices are used in situations where the Company and the Office of the Commissioner of Insurance of the State of Wisconsin (“OCI”) agree that an alternative accounting practice would be more appropriate based on the Company’s circumstances. The Company currently utilizes a permitted practice for its investment in Frank Russell Company (see Note 11). During 2013, the Company discontinued the use of a permitted practice for the valuation of its oil and gas investments (see Note 3).

Reclassifications

Certain amounts in prior year financial statement balances and footnote disclosures have been reclassified to conform to the current year presentation.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in accordance with the statutory basis of accounting requires management to make estimates or assumptions about the future that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the annual periods presented. Actual future results could differ from these estimates and assumptions.

Investments

See Notes 3, 4 and 14 regarding the statement value and fair value of the Company’s investments in bonds, mortgage loans, common and preferred stocks, real estate and other investments, including derivative instruments.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Policy Loans

Policy loans represent amounts borrowed from the Company by life insurance policyowners, secured by the cash value of the related policies, and are reported at unpaid principal balance. Policy loans earn interest at either a fixed rate or at a variable rate that is reset annually, dependent on the related election made by the policyowner when applying for their policy. Some policies with a fixed rate loan provision permit the Company, at its discretion, to set the interest rate below that specified by the policy. Annual interest rates on policy loans ranged from 3.97% to 8.00% for loans outstanding at December 31, 2013. Policy loans have no stated maturity date, with repayment of principal made at the discretion of the policyowner. Policyowner dividends available on the portion of life insurance cash values that serve as collateral for policy loans are generally determined using the “direct recognition method,” whereby dividends on the loaned portion of such policies are calculated with reference to the interest rate charged on the policy loan. As a result, the Company considers the unpaid principal balance of policy loans to approximate fair value.

Temporary Investments

Temporary investments represent securities that had maturities of one year or less at purchase, primarily money market funds and short-term commercial paper. These investments are reported at amortized cost, which approximates fair value.

Separate Accounts

Separate account assets and related reserve liabilities represent the segregation of balances attributable to variable life insurance and variable annuity products, as well as a group annuity separate account used to fund certain of the Company’s employee and financial representative benefit plan obligations. All separate account assets are legally insulated from claims by the Company’s general account policyowners and creditors. Variable product policyowners bear the investment performance risk associated with these products. Separate account assets related to variable products are invested at the direction of the policyowner in a variety of mutual fund options. Variable annuity policyowners also have the option to invest in stated-rate investment options through the Company’s general account. Separate account assets are generally reported at fair value primarily based on quoted market prices for the underlying investment securities. See Note 7 and Note 14 for more information regarding the Company’s separate accounts and Note 8 for more information regarding the Company’s employee and financial representative benefit plans.

Reserves for Policy Benefits

Reserves for policy benefits generally represent the net present value of future policy benefits less future policy premiums, calculated using actuarial methods, mortality and morbidity experience tables and valuation interest rates prescribed or permitted by the OCI. These actuarial tables and methods include assumptions regarding future mortality and morbidity experience. Actual future experience could differ from the assumptions used to make these reserve estimates. See Note 5 and Note 14 for more information regarding the Company’s reserves for policy benefits.

Policyowner Dividends

All life, disability and long-term care insurance policies and certain annuity policies issued by the Company are participating. Annually, the Company’s Board of Trustees approves dividends payable on participating policies during the subsequent fiscal year, which are accrued and charged to operations when approved. Depending on the type of policy they own, participating policyowners generally have the option to receive their dividends in cash, use them to reduce future premiums due, use them to purchase additional insurance benefits or leave them on deposit with the Company to accumulate interest. Dividends used by policyowners to purchase additional

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

insurance benefits are reported as premiums in the consolidated statements of operations but are not included in premiums received or benefit payments in the consolidated statements of cash flows. The Company’s annual approval and declaration of policyowner dividends includes a guarantee of a minimum aggregate amount of dividends to be paid to policyowners as a group in the subsequent calendar year. If this guaranteed amount is greater than the aggregate of actual dividends paid to policyowners in the subsequent year, the difference is paid in the immediately succeeding calendar year.

Interest Maintenance Reserve

The Company is required to maintain an interest maintenance reserve (“IMR”). The IMR is used to defer realized capital gains and losses, net of any income tax, on fixed income investments and derivatives that are attributable to changes in market interest rates, including both changes in risk-free market interest rates and market credit spreads. Net realized capital gains and losses deferred to the IMR are amortized into investment income over the estimated remaining term to maturity of the investment sold or the asset/liability hedged by an interest rate-related derivative instrument.

Asset Valuation Reserve

The Company is required to maintain an asset valuation reserve (“AVR”). The AVR represents a reserve for invested asset valuation using a formula prescribed by the NAIC. The AVR is intended to protect surplus by absorbing declines in the value of the Company’s investments that are not related to changes in interest rates. Increases or decreases in the AVR are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Premium Revenue

Most life insurance premiums are recognized as revenue at the beginning of each respective policy year. Universal life insurance and annuity premiums are recognized as revenue when received. Considerations received on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from revenue in the consolidated statements of operations. Disability and long-term care insurance premiums are recognized as revenue when due. Premium revenue is reported net of ceded reinsurance. See Note 9 for more information regarding the Company’s use of reinsurance.

Net Investment Income

Net investment income primarily represents interest and dividends received or accrued on bonds, mortgage loans, common and preferred stocks, policy loans and other investments. Net investment income also includes dividends and distributions paid to the Company from the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries and prepayment fees on bonds and mortgage loans. Net investment income is reduced by investment management expenses, real estate depreciation, interest costs associated with securities lending and interest expense related to the Company’s surplus notes. See Note 3 for more information regarding net investment income and Note 13 for more information regarding the Company’s surplus notes.

Other Income

Other income primarily represents ceded reinsurance expense allowances and various insurance policy charges. See Note 9 for more information regarding the Company’s use of reinsurance.

Benefit Payments to Policyowners and Beneficiaries

Benefit payments to policyowners and beneficiaries include death, surrender, disability and long-term care benefits, as well as matured endowments and payments on supplementary annuity contracts that include life contingencies. Benefit payments on supplementary annuity contracts without life contingencies are deposit-type transactions and excluded from benefits in the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

consolidated statements of operations. Benefit payments are reported net of ceded reinsurance recoveries. See Note 9 for more information regarding the Company’s use of reinsurance.

Commissions and Operating Expenses

Commissions and other operating costs, including costs of acquiring new insurance policies, are generally charged to expense as incurred.

Information Technology Equipment and Software

The cost of information technology (“IT”) equipment and operating system software is generally capitalized and depreciated over three years using the straight-line method. Non-operating system software is generally capitalized and depreciated over a maximum of five years. IT equipment and operating software assets of $41 million and $35 million at December 31, 2013 and 2012, respectively, are included in other assets in the consolidated statements of financial position and are net of accumulated depreciation of $256 million and $233 million, respectively. Non-operating software costs, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for IT equipment and software totaled $70 million, $67 million and $71 million for the years ended December 31, 2013, 2012 and 2011, respectively.

Furniture, Fixtures and Equipment

The cost of furniture, fixtures and equipment, including leasehold improvements, is generally capitalized and depreciated over the useful life of the assets using the straight-line method. Furniture, fixtures and equipment, net of accumulated depreciation, are nonadmitted assets and thereby excluded from assets and surplus in the consolidated statements of financial position. Depreciation expense for furniture, fixtures and equipment totaled $7 million for each of the years ended December 31, 2013, 2012 and 2011.

Investment Capital Gains and Losses

Realized capital gains and losses are recognized based upon specific identification of investment assets sold. Realized capital losses also include valuation adjustments for impairment of bonds, mortgage loans, common and preferred stocks, real estate and other investments that have experienced a decline in fair value that management considers to be “other than temporary.” Realized capital gains and losses as reported in the consolidated statements of operations are net of any capital gains tax (or benefit) and exclude any deferrals to the IMR of interest-rate related capital gains or losses. See Note 3 for more information regarding realized capital gains and losses, including other-than-temporary valuation adjustments.

Unrealized capital gains and losses include currency translation adjustments on foreign-denominated bonds and changes in the fair value of common stocks and other equity investments and are reported net of any related changes in deferred taxes. Other changes in the Company’s equity method share of the accumulated earnings of joint ventures, partnerships and unconsolidated non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Changes in unrealized capital gains and losses are reported in the consolidated statements of changes in surplus. See Note 3 for more information regarding unrealized capital gains and losses.

Nonadmitted Assets

Certain assets are designated as “nonadmitted” on the statutory basis of accounting. Such assets, principally related to pension funding, amounts advanced to or due from the Company’s financial representatives, furniture, fixtures, equipment and non-operating software (net of accumulated depreciation), deferred tax assets in excess of statutory limits and certain equity-method investments for which audits are not performed are excluded from assets and surplus in the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

consolidated statements of financial position. Changes in nonadmitted assets are reported as a direct adjustment to surplus in the consolidated statements of changes in surplus.

Foreign Currency Translation

All of the Company’s insurance operations are conducted in the United States of America on a U.S. dollar-denominated basis. The Company does make bond, equity and other investments that are denominated in a foreign currency or issued by an entity doing business in another country. Investments denominated in a foreign currency are translated to U.S. dollars at each reporting date using then-current market foreign currency exchange rates. Translation gains or losses relating to fluctuations in market exchange rates are reported as a change in unrealized capital gains and losses until the related investment security is sold or matures, at which time a realized capital gain or loss is reported. Transactions denominated in a foreign currency, such as receipt of foreign-denominated interest or dividends, are translated to U.S. dollars based on the actual exchange rate at the time of the transaction. See Note 4 for more information regarding the Company’s use of derivatives to mitigate exposure to fluctuations in foreign currency exchange rates.

Subsequent Events

Company management has evaluated events subsequent to December 31, 2013 through February 21, 2014, the date these consolidated financial statements were available to be issued. Based on this evaluation, it is management’s opinion that no events subsequent to December 31, 2013 have occurred that are material to the Company’s financial position at that date or the results of its operations for the year then ended.

3.	Investments

Bonds

The Securities Valuation Office (“SVO”) of the NAIC evaluates the credit quality of the Company’s bond investments and issues related credit ratings. Bonds rated at “1” (highest quality), “2” (high quality), “3” (medium quality), “4” (low quality) or “5” (lower quality) are reported in the financial statements at amortized cost, less any valuation adjustment. Bonds rated “6” (lowest quality) are reported at the lower of amortized cost or fair value. The interest method is used to amortize any purchase premium or discount, including estimates of future prepayments that are obtained from independent sources. Prepayment assumptions are updated at least annually, with the retrospective method used to adjust net investment income for changes in the estimated yield to maturity.

The disclosure of fair value for bonds is primarily based on independent pricing services or internally-developed pricing models utilizing observable market data. See Note 14 for more information regarding the fair value of the Company’s investments in bonds.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Statement value and fair value of bonds at December 31, 2013 and 2012, summarized by asset categories required in the NAIC Annual Statement, were as follows:

December 31, 2013	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$6,582	$626	$(46)	$7,162

States, territories and possessions	694	51	(7)	738

Special revenue and assessments	27,179	595	(639)	27,135

All foreign governments	328	39	(4)	363

Hybrid securities	292	26	(28)	290

Industrial and miscellaneous	87,256	5,154	(1,070)	91,340

Total bonds	$122,331	$6,491	$(1,794)	$127,028

December 31, 2012	Reconciliation to Fair Value
		Gross	Gross
	Statement	Unrealized	Unrealized	Fair
	Value	Gains	Losses	Value
	(in millions)
U.S. Government	$7,203	$1,393	$(1)	$8,595

States, territories and possessions	677	135	-	812

Special revenue and assessments	24,183	1,375	(10)	25,548

All foreign governments	326	66	-	392

Hybrid securities	450	35	(36)	449

Industrial and miscellaneous	81,685	9,009	(212)	90,482

Total bonds	$114,524	$12,013	$(259)	$126,278

Bonds classified by the NAIC as “special revenue and assessments” consist primarily of government agency-issued residential mortgage-backed securities and municipal bonds issued by political subdivisions to finance specific public projects. Bonds classified as “industrial and miscellaneous” consist primarily of notes issued by corporate entities, private utilities and structured securities not issued by government agencies.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Statement value of bonds by SVO rating category at December 31, 2013 and 2012 was as follows:

December 31, 2013	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$6,582	$-	$-	$-	$-	$-	$6,582

States, territories and possessions	694	-	-	-	-	-	694

Special revenue and assessments	27,115	46	-	-	18	-	27,179

All foreign governments	289	39	-	-	-	-	328

Hybrid securities	121	156	7	8	-	-	292

Industrial and miscellaneous	39,176	36,595	5,799	3,971	1,648	67	87,256

Total bonds	$73,977	$36,836	$5,806	$3,979	$1,666	$67	$122,331

December 31, 2012	SVO Rating
	1	2	3	4	5	6	Total
	(in millions)

U.S. Government	$7,203	$-	$-	$-	$-	$-	$7,203

States, territories and possessions	677	-	-	-	-	-	677

Special revenue and assessments	24,080	28	31	44	-	-	24,183

All foreign governments	300	26	-	-	-	-	326

Hybrid securities	144	208	42	56	-	-	450

Industrial and miscellaneous	36,839	34,676	5,015	3,628	1,370	157	81,685

Total bonds	$69,243	$34,938	$5,088	$3,728	$1,370	$157	$114,524

Based on statement value, 91% of the Company’s bond portfolio was rated either 1 or 2 (i.e., rated as “investment grade”) by the SVO at each of December 31, 2013 and 2012.

Statement value and fair value of bonds by contractual maturity at December 31, 2013 are summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment premiums.

	Statement Value	Fair Value
	(in millions)
Due in one year or less	$2,940	$2,992
Due after one year through five years	28,284	30,216
Due after five years through ten years	37,394	38,730
Due after ten years	19,339	20,548

Subtotal	87,957	92,486
Structured securities	34,374	34,542

Total bonds	$122,331	$127,028

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The Company’s bond portfolio includes investments in structured securities, with a significant concentration in residential mortgage-backed securities issued by government agencies. Statement value and fair value of structured securities at December 31, 2013 and 2012, aggregated by investment grade or “below investment grade” (i.e., rated 3, 4, 5 or 6 by the SVO), were as follows:

December 31, 2013	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$25,526	$25,405	$-	$-	$25,526	$25,405
Other prime	385	386	2	2	387	388
Other below-prime	79	81	22	25	101	106
Commercial mortgage-backed:
Government agencies	534	549	-	-	534	549
Conduit	2,000	2,035	129	120	2,129	2,155
Re-REMIC	500	529	5	8	505	537
Other commercial mortgage-backed	68	75	19	19	87	94
Other asset-backed	4,989	5,186	116	122	5,105	5,308

Total structured securities	$34,081	$34,246	$293	$296	$34,374	$34,542

December 31, 2012	Investment Grade		Below Investment Grade		Total
	Statement Value	Fair Value	Statement Value	Fair Value	Statement Value	Fair Value
	(in millions)
Residential mortgage-backed:
Government agencies	$22,738	$23,783	$-	$-	$22,738	$23,783
Other prime	289	304	9	8	298	312
Other below-prime	163	167	41	42	204	209
Commercial mortgage-backed:
Government agencies	414	454	-	-	414	454
Conduit	1,902	2,003	136	97	2,038	2,100
Re-REMIC	514	561	31	32	545	593
Other commercial mortgage-backed	82	88	28	20	110	108
Other asset-backed	4,594	5,015	202	205	4,796	5,220

Total structured securities	$30,696	$32,375	$447	$404	$31,143	$32,779

Based on statement value, 99% of the Company’s structured securities portfolio was rated as investment grade at each of December 31, 2013 and 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company and are reported at unpaid principal balance, less any valuation adjustments or unamortized commitment or origination fees. Such fees are generally deferred upon receipt and amortized into net investment income over the life of the loan using the interest method.

The statement value of mortgage loans by collateral property type and U.S. geographic location at December 31, 2013 and 2012 was as follows:

December 31, 2013	East	Midwest	South	West	Total
	(in millions)
Apartment	$2,268	$357	$1,754	$3,198	$7,577
Office	2,513	599	1,673	3,549	8,334
Retail	2,961	815	2,265	1,989	8,030
Warehouse/Industrial	438	213	374	1,047	2,072
Other	145	139	299	249	832

Total	$8,325	$2,123	$6,365	$10,032	$26,845

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$2,129	$372	$1,556	$2,760	$6,817
Office	2,292	416	1,599	3,057	7,364
Retail	2,368	649	2,110	1,892	7,019
Warehouse/Industrial	468	231	493	1,083	2,275
Other	168	143	299	261	871

Total	$7,425	$1,811	$6,057	$9,053	$24,346

The statement value of mortgage loans by contractual maturity at December 31, 2013 is summarized below. Actual maturities may differ from contractual maturities because certain borrowers have the right to prepay obligations with or without prepayment premiums.

Statement Value
(in millions)
Due in one year or less	$705
Due after one year through two years	1,649
Due after two years through five years	7,346
Due after five years through eight years	6,024
Due after eight years	11,121

$26,845

All mortgage loans were current on contractual interest and principal payments at each of December 31, 2013 and 2012. The maximum and minimum interest rates for mortgage loans originated during 2013 were 6.50% and 3.00%, respectively, while these rates during 2012 were 6.00% and 3.50%, respectively. The aggregate weighted-average ratio of amounts loaned to the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

fair value of collateral (“loan-to-value ratio”) for mortgage loans originated or refinanced during 2013 and 2012 was 59% and 60%, respectively, with a maximum of 100% for any single loan during each of 2013 and 2012. Loans with a 100% loan-to-value (“LTV”) ratio at origination are made on a very limited basis and generally represent construction loans on build-to-suit properties. These loans are expected to be refinanced with conventional mortgage loans having a LTV ratio between 50% and 70% upon completion of construction. At December 31, 2013 and 2012, the aggregate weighted-average LTV ratio for the mortgage loan portfolio was 55% and 57%, respectively.

LTV ratios are commonly used to assess the credit quality of commercial mortgage loans. A smaller LTV ratio generally indicates a higher quality loan. The statement value of mortgage loans by collateral property type and LTV ratio at December 31, 2013 and 2012 was as follows:

December 31, 2013	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$2,204	$4,826	$376	$171	$7,577
Office	2,295	5,428	546	65	8,334
Retail	3,121	4,465	392	52	8,030
Warehouse/Industrial	407	1,330	251	84	2,072
Other	132	600	61	39	832

Total	$8,159	$16,649	$1,626	$411	$26,845

December 31, 2012	< 51%	51%-70%	71%-90%	> 90%	Total
	(in millions)
Apartment	$1,513	$4,485	$562	$257	$6,817
Office	2,175	4,513	626	50	7,364
Retail	1,607	4,876	497	39	7,019
Warehouse/Industrial	464	1,017	728	66	2,275
Other	90	635	74	72	871

Total	$5,849	$15,526	$2,487	$484	$24,346

The aggregate statement value of mortgage loans with LTV ratios in excess of 100% was $95 million and $104 million at December 31, 2013 and 2012, respectively.

The estimated fair value of the collateral securing each commercial mortgage loan is updated at least annually by the Company’s real estate professionals. More frequent updates are performed if deemed necessary by changes in market capitalization rates, borrower financial strength and/or property operating performance. Fair value of the collateral is estimated using the income capitalization approach based on stabilized property income and market capitalization rates. Stabilized property income is derived from actual property financial statements adjusted for non-recurring items, normalized market vacancy and lease rollover, among other factors. Other collateral, such as excess land and additional capital required to maintain property income, is also factored into fair value estimates. Both private market transactions and public market alternatives are considered in determining appropriate market capitalization rates. See Note 14 for more information regarding the fair value of the Company’s investments in mortgage loans.

In the normal course of business, the Company may refinance or otherwise modify the terms of an existing mortgage loan, typically in reaction to a proposal by the borrower. These modifications can include a partial repayment of outstanding loan principal, changes to interest rates, extensions

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

of loan maturity and/or changes to loan covenants. When such modifications are made, statutory accounting guidance requires that the new terms of the loan be evaluated to determine whether the modification qualifies as a “troubled debt restructuring.” If new terms are extended to a borrower that are less favorable to the Company than those currently being offered to new borrowers under similar circumstances in an arms-length transaction, a realized capital loss is reported for the estimated amount of the economic concessions made and the reported value of the mortgage loan is reduced. The Company reported $0, $9 million and $0 of realized capital losses related to troubled debt restructuring of mortgage loans for the years ended December 31, 2013, 2012 and 2011, respectively. At December 31, 2013 and 2012, the Company had $66 million and $68 million, respectively, of principal outstanding on mortgage loans that were considered “restructured.”

In circumstances where management has deemed it probable that the Company will be unable to collect all contractual principal and interest on a mortgage loan, a valuation allowance is established to reduce the statement value of the mortgage loan to its net realizable value. Changes to mortgage loan valuation allowances are reported as a change in unrealized capital gains and losses in the consolidated statements of changes in surplus. If management later determines that the decline in value is other than temporary, a realized capital loss is reported, and any temporary valuation allowance is reversed. The Company reported a $3 million valuation allowance at December 31, 2013 on two mortgage loans with an aggregate statement value of $23 million. The Company had no mortgage loan valuation allowance at December 31, 2012.

Common and Preferred Stocks

Common stocks are generally reported at fair value, with $2.4 billion and $3.6 billion of common stock included in the consolidated statements of financial position at December 31, 2013 and 2012, respectively. The fair value for publicly-traded common stocks is based primarily on quoted market prices. For private common stocks without quoted market prices, fair value is based upon internally-developed pricing models and external pricing sources. The equity method is generally used to report investments in common stock of unconsolidated, non-insurance subsidiaries. Common and preferred stocks as reported in the consolidated statements of financial position do not include $3 million and $7 million of equity in unconsolidated subsidiaries that was nonadmitted at December 31, 2013 and 2012, respectively. See Note 14 for more information regarding the fair value of the Company’s investments in common stock.

Preferred stocks rated 1, 2 or 3 by the SVO are reported at amortized cost. Preferred stocks rated 4, 5 or 6 by the SVO are reported at the lower of amortized cost or fair value. At December 31, 2013 and 2012, the consolidated statements of financial position included $553 million and $657 million, respectively, of preferred stocks. The fair value for preferred stocks is based primarily on internally-developed pricing models. See Note 11 regarding the Company’s investments in Frank Russell Company preferred stock and Note 14 for more information regarding the fair value of the Company’s investments in preferred stock.

Real Estate

Real estate investments are reported at cost, less any valuation adjustments, encumbrances and accumulated depreciation of buildings and other improvements. Depreciation of real estate investments is recorded using a straight-line method over the estimated useful lives of the improvements. Fair value of real estate is estimated based primarily on the capitalization of stabilized net operating income.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The statement value of real estate investments by property type and U.S. geographic location at December 31, 2013 and 2012 was as follows:

December 31, 2013	East	Midwest	South	West	Total
	(in millions)
Apartment	$267	$27	$57	$257	$608
Office	66	407	101	42	616
Warehouse/Industrial	41	18	-	167	226
Other	51	-	5	-	56

Total	$425	$452	$163	$466	$1,506

December 31, 2012	East	Midwest	South	West	Total
	(in millions)
Apartment	$182	$28	$35	$235	$480
Office	67	358	145	22	592
Warehouse/Industrial	11	-	-	164	175
Other	52	-	5	-	57

Total	$312	$386	$185	$421	$1,304

The Company’s home office properties are included in the tables above (Office/Midwest) and had an aggregate statement value of $296 million and $247 million at December 31, 2013 and 2012, respectively. The remainder of the Company’s investments in real estate is held for the production of income.

Other Investments

Other investments primarily represent investments that are made through ownership interests in partnerships, joint ventures (“JVs”) and limited liability companies (“LLCs”). In some cases, these ownership interests are held directly by the Company, while in other cases these investments are held indirectly through a wholly-owned, non-insurance investment holding company organized as a limited liability company. The statement value of other investments held directly or indirectly by the Company at December 31, 2013 and 2012 was as follows:

	December 31,
	2013	2012
	(in millions)
Securities partnerships and LLCs	$4,255	$4,362
Bonds	2,099	2,129
Real estate JVs, partnerships and LLCs	1,814	1,876
Common and preferred stocks	1,208	604
Real estate	826	905
Low income housing tax credit properties	443	412
Leveraged leases	234	276
Derivative instruments	186	106
Cash and temporary investments	129	168
Other assets, net	990	515

Total	$12,184	$11,353

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The aggregate statement value of other investments held indirectly through non-insurance investment holding companies was $6.2 billion and $5.9 billion at December 31, 2013 and 2012, respectively. Whether held directly by the Company or indirectly through its investment holding companies, securities or real estate partnerships, JVs, and LLCs are reported in the consolidated statements of financial position using the equity method based on the Company’s share of the underlying entities’ audited GAAP-basis equity. Other investments as reported in the consolidated statements of financial position do not include $187 million and $79 million of nonadmitted assets consisting primarily of equity in unconsolidated subsidiaries and oil and gas investments at December 31, 2013 and 2012, respectively. For securities partnerships and LLCs, bonds, common and preferred stocks, cash and temporary investments and derivative instruments, the underlying entity generally reports these investments at fair value. For real estate-related investments (including JVs, partnerships and LLCs), tax credit properties and leveraged leases, the underlying entity generally reports these investments at cost, reduced where appropriate by depreciation or amortization. Tax credit properties had 13 years and 14 years of unexpired credits at December 31, 2013 and 2012, respectively. The required holding period for tax credit properties is 15 years.

At December 31, 2012, oil and gas investments were reported in the consolidated statements of financial position using the full cost method, an accounting method that was permitted by the OCI. The Company discontinued the use of this permitted practice during 2013. At December 31, 2013, oil and gas investments were recorded using the equity method of accounting. However, the statement value of these investments was nonadmitted from assets and surplus in the consolidated statements of financial position as audits were not performed for these investments. The $38 million decrease in the statement value of these investments was reported as a change in accounting principle in the consolidated statements of changes in surplus.

See Note 4 for more information regarding the Company’s use of derivatives.

Net Investment Income

The sources of net investment income for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the years ended December 31,
	2013	2012	2011
	(in millions)
Bonds	$5,500	$5,398	$5,382
Mortgage loans	1,412	1,453	1,336
Policy loans	1,089	1,056	1,068
Common and preferred stocks	178	226	246
Real estate	176	195	235
Derivative instruments	30	29	26
Other investments	617	653	545
Amortization of IMR	262	189	119

Gross investment income	9,264	9,199	8,957
Less: investment expenses	520	522	518

Net investment income	$8,744	$8,677	$8,439

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Accrued investment income more than ninety days past due is a nonadmitted asset and reported as a direct reduction to surplus in the consolidated statements of changes in surplus. Accrued investment income that is ultimately deemed uncollectible is included as a reduction of net investment income in the period that such determination is made.

Realized Capital Gains and Losses

Realized capital gains and losses for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the year ended December 31, 2013			For the year ended December 31, 2012			For the year ended December 31, 2011
	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)	Realized Gains	Realized Losses	Net Realized Gains (Losses)
	(in millions)			(in millions)			(in millions)

Bonds	$772	$(463)	$309	$786	$(397)	$389	$ 988	$(277)	$711
Common and preferred stocks	583	(64)	519	756	(361)	395	884	(514)	370
Mortgage loans	-	-	-	-	(9)	(9)	2	(1)	1
Real estate	35	-	35	375	(69)	306	66	(4)	62
Other investments	178	(230)	(52)	237	(315)	(78)	318	(595)	(277)

Subtotal	$1,568	$(757)	811	$2,154	$(1,151)	1,003	$ 2,258	$(1,391)	867

Less: IMR gains (before taxes)			356			463			645
Less: Capital gains tax			179			332			252

Net realized capital gains (losses)			$276			$208			$ (30)

Realized capital gains and losses are generally the result of normal investment trading activity. Realized capital gains from real estate investments for the year ended December 31, 2012 included a $297 million pretax gain from the sale of a single commercial office property in Seattle, Washington. Proceeds from the sale of bonds totaled $24 billion at each of the years ended December 31, 2013, 2012 and 2011.

On a quarterly basis, the Company performs a review of bonds, mortgage loans, common and preferred stocks, real estate and other investments to identify those that have experienced a decline in fair value that is “other than temporary.” Factors considered include the duration and extent to which fair value was less than cost, the financial condition and near-term financial prospects of the issuer and the Company’s ability and intent to hold the investment for a period of time sufficient to allow for an anticipated recovery in value. If the decline in an investment’s fair value is considered to be other than temporary, the statement value of the investment is generally written down to fair value and a realized capital loss is reported.

For fixed income investments, the review focuses on the issuer’s ability to remit all contractual interest and principal payments and the Company’s ability and intent to hold the investment until

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

the earlier of a recovery in value or maturity. The Company’s intent and ability to hold an investment takes into consideration broad portfolio management parameters such as expected net cash flows and liquidity targets, asset/liability duration management and issuer and industry segment credit exposures. Mortgage loans considered to have experienced an other-than-temporary decline in value are written down to net realizable value based on the appraised value of the collateral property.

For equity securities, greater weight and consideration is given to the duration and extent of the decline in fair value and the likelihood that the fair value of the security will recover in the foreseeable future. A real estate equity investment is evaluated for an other-than-temporary valuation adjustment when the fair value of the property is lower than its depreciated cost.

For real estate and other investments that represent ownership interests in partnerships, JVs and LLCs, the review focuses on the likelihood that the Company will ultimately recover its initial investment, adjusted for its share of subsequent net earnings and/or distributions. The review of securities partnerships will generally defer to GAAP-basis impairment reviews performed by the general partner absent compelling evidence of a permanent impairment of the Company’s partnership interest.

Realized capital losses related to declines in fair value of investments that were considered to be other than temporary for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the years ended December 31,
	2013	2012	2011
Bonds, common and preferred stocks:	(in millions)
Structured securities	$(14)	$(36)	$(37)
Financial services	(3)	(42)	(38)
Consumer discretionary	(9)	(26)	(23)
Industrials	(14)	(35)	(7)
Energy	-	(30)	(22)
Other	(11)	(30)	(13)

Subtotal	(51)	(199)	(140)

Other investments:
Real estate and RE funds	(9)	(59)	(49)
Mortgage loans	-	(9)	-
Securities partnerships	(6)	-	-
Energy and transportation	-	-	(30)

Subtotal	(15)	(68)	(79)

Total	$(66)	$(267)	$(219)

In addition to the realized capital losses above, $45 million, $42 million and $30 million of other-than-temporary valuation adjustments were recorded by the Company’s unconsolidated, non-insurance subsidiaries for the years ended December 31, 2013, 2012 and 2011, respectively. The decline in the Company’s equity in these subsidiaries resulting from these valuation adjustments is reported in changes in net unrealized capital gains and losses in the consolidated statements of changes in surplus.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Other-than-temporary valuation adjustments on structured securities for the years ended December 31, 2013, 2012 and 2011, including the circumstances of the adjustment, were as follows:

	For the years ended December 31,
	2013	2012	2011
	(in millions)
Intent to sell	$-	$-	$-
Present value of cash flows expected to be collected is less than amortized cost basis	(14)	(36)	(37)

Total	$(14)	$(36)	$(37)

At December 31, 2013, the Company continued to hold structured securities with aggregate statement values and fair values of $78 million and $92 million, respectively, for which other-than-temporary valuation adjustments totaling $186 million had been recognized since the adoption of Statement of Statutory Accounting Principle No. 43R, Loan-backed and Structured Securities (“SSAP 43R”) during 2009. These valuation adjustments were necessary because the present value of expected cash flows was less than the amortized cost of the security.

Unrealized Capital Gains and Losses

Changes in net unrealized capital gains and losses for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the years ended December 31,
	2013	2012	2011
	(in millions)
Bonds	$61	$165	$(89)
Common and preferred stocks	52	10	(550)
Other investments	331	279	248

Subtotal	444	454	(391)
Change in deferred taxes	(98)	(75)	178

Change in net unrealized capital gains (losses)	$346	$379	$(213)

Unrealized capital gains and losses include currency translation adjustments on foreign-denominated bonds and changes in the fair value of common stocks and other investments. Other changes in the Company’s equity-method share of the undistributed earnings of partnerships, JVs, LLCs and unconsolidated, non-insurance subsidiaries are also reported as changes in unrealized capital gains and losses. Net unrealized capital gains (losses) for the years ended December 31, 2013, 2012 and 2011 included $(292) million, $(323) million and $(204) million, respectively, related to distributions of accumulated net earnings made to the Company from unconsolidated, non-insurance subsidiaries. The Company’s share of the earnings or losses of these subsidiaries is reported as a change in unrealized capital gains and losses when earned under the equity method of accounting. If net earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized net capital gains are reversed.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The amortized cost and fair value of bonds and common and preferred stocks for which fair value declined and remained below cost at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$38,433	$36,949	$(1,484)	$3,305	$2,946	$(359)
Common and preferred stocks	170	152	(18)	23	19	(4)

Total	$38,603	$37,101	$(1,502)	$3,328	$2,965	$(363)

	December 31, 2012
	Decline For Less Than 12 Months			Decline For Greater Than 12 Months
	Amortized Cost	Fair Value	Difference	Amortized Cost	Fair Value	Difference
	(in millions)
Bonds	$5,388	$5,296	$(92)	$1,513	$1,198	$(315)
Common and preferred stocks	326	303	(23)	380	315	(65)

Total	$5,714	$5,599	$(115)	$1,893	$1,513	$(380)

During 2013, an increase in risk-free market interest rates led to an increase in bonds for which amortized cost exceeded fair value. The vast majority of these bonds were current on contractual interest and principal payments and are otherwise performing according to their contractual terms at December 31, 2013. The decrease in the aggregate amount by which the cost of common and preferred stocks exceeded fair value was due to equity market appreciation during 2013. Based on the results of the impairment review process described above, management considers these declines in fair value to be temporary based on current facts and circumstances.

At December 31, 2013 and 2012, the structured securities in an unrealized capital loss position for greater than 12 months was $213 million and $219 million, respectively, while structured securities in an unrealized capital loss position for less than 12 months was $531 million and $10 million, respectively.

Securities Lending

The Company participates in securities lending programs whereby general account investment securities are loaned to third parties, primarily major brokerage firms. These lending programs are intended to enhance the yield of the Company’s investment portfolio.

At December 31, 2013 and 2012, the aggregate statement value of loaned securities was $704 million and $757 million, respectively, while the aggregate fair value of these loaned securities, all lent with open terms, was $705 million and $797 million, respectively. All of the securities on loan at December 31, 2013 and 2012 were bonds. The offsetting liability of $725 million and $816

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

million, reflecting the obligation to return the collateral, is reported in other liabilities in the consolidated statements of financial position at December 31, 2013 and 2012, respectively.

The Company manages counterparty and other risks associated with its securities lending program by adhering to guidelines that require counterparties to provide the Company with cash or other high-quality collateral of no less than 102% of the market value of the securities on loan plus accrued interest and by setting conservative standards for the Company’s reinvestment of cash collateral received. At December 31, 2013 and 2012, reinvested securities lending collateral held by the Company was $733 million and $817 million, respectively, which is reported at amortized cost.

The amortized cost, fair value and remaining term to maturity of reinvested securities lending collateral held by the Company at December 31, 2013 and 2012 were as follows:

	December 31,
	2013		2012
	Amortized Cost	Fair Value	Amortized Cost	Fair Value
	(in millions)

30 days or less	$213	$213	$286	$286
31-60 days	67	67	18	18
61-90 days	2	2	60	60
91-120 days	77	77	14	14
121-180 days	49	49	110	110
181-365 days	18	18	4	4
1-2 years	185	185	244	246
2-3 years	52	52	25	25
Greater than 3 years	70	70	56	56

Total	$733	$733	$817	$819

At December 31, 2013, the consolidated statements of financial position included $457 million in bonds and $276 million in cash and temporary investments related to the collateral assets summarized above. At December 31, 2012, the consolidated statements of financial position included $365 million in bonds and $452 million in cash and temporary investments related to these collateral assets.

There were no securities on loan within the separate accounts at either December 31, 2013 or 2012.

Restricted Assets

Certain of the Company’s investments are either pledged as collateral or are otherwise held beyond the exclusive control of the Company (“restricted assets”). The Company utilizes collateral support agreements with counterparties in connection with both securities lending and derivative transactions. Collateral in the form of securities is also required to be held on deposit with certain states. At December 31, 2013 and 2012, collateral relating to these programs was primarily in the form of cash, temporary investments and bonds, including U.S. Government securities. The Company had no pledged or restricted assets in the separate accounts at December 31, 2013 or 2012. See Note 4 for more information regarding the Company’s derivative portfolio.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Statement value of restricted assets at December 31, 2013 and 2012, summarized by type of restriction, was as follows:

	December 31,
	2013		2012
		(in millions)
Securities on loan	$704		$757

Derivatives collateral	8		121

Securities on deposit with states	7		7

Total restricted assets	$719		$885

4.	Derivative Financial Instruments

The Company enters into derivative transactions, generally to mitigate (or “hedge”) the risk to its assets, liabilities and surplus from fluctuations in interest rates, foreign currency exchange rates, credit conditions and other market risks. Derivatives may be exchange traded or contracted in the over-the-counter market. A majority of the Company’s over-the-counter derivatives are bilateral contracts between two counterparties. The Company’s remaining over-the-counter derivatives are cleared and settled through central clearing counterparties.

Derivatives that are designated as hedges for accounting purposes and meet the qualifications for statutory hedge accounting are reported on a basis consistent with the asset or liability being hedged (e.g., at amortized cost or fair value). Derivatives that are used to mitigate risk but are not designated as hedges for accounting purposes or otherwise do not meet the qualifications for statutory hedge accounting are reported at fair value.

To qualify for hedge accounting, the hedge relationship must be designated and formally documented at inception. This documentation details the risk management objective and strategy for the hedge, the derivative used in the hedge and the methodology for assessing hedge effectiveness. The hedge must also be “highly effective,” with an assessment of its effectiveness performed both at inception and on an ongoing basis over the life of the hedge.

In addition to hedging, the Company uses derivatives for the purpose of investment replication. A replication is a derivative transaction that, when entered into in conjunction with other cash market investments, replicates the risk and reward characteristics of otherwise permissible investment positions. Derivatives used as part of a replication are reported on a basis consistent with the investment position being replicated (e.g., at amortized cost or fair value).

The Company also uses derivatives for income generation purposes. These instruments are reported on a basis consistent with the accounting treatment that would be used for the covering asset or underlying interest to which the derivative relates (e.g., at amortized cost or fair value). The premium received by the Company at the inception of the contract is deferred until the contract matures or is exercised by the counterparty or amortized over the life of the contract (if the term of the derivative is greater than one year).

The fair value of derivative instruments is based on quoted market prices, when available. In the absence of quoted market prices, fair value is estimated using industry-standard models with market observable inputs.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Derivative transactions expose the Company to the risk that a counterparty may not be able to fulfill its obligations under the contract. The Company manages this risk by dealing only with counterparties that maintain a minimum credit rating, by performing ongoing review of counterparties’ credit standing and by adhering to established limits for credit exposure to any single counterparty. The Company also utilizes collateral support arrangements that require the daily exchange of collateral assets if counterparty credit exposure exceeds certain limits. The Company does not offset the statement values for derivatives executed with the same counterparty, even if a master netting arrangement is in place. The Company also does not offset the right to claim collateral against the obligation to return such collateral.

The Company held $152 million and $164 million of collateral under its collateral support arrangements at December 31, 2013 and 2012, respectively. The collateral is reported as cash and temporary investments in the consolidated statements of financial position, while the Company’s obligation to return the collateral is reported as other liabilities. The Company held no securities collateral at December 31, 2013 and 2012.

The Company posted $8 million and $121 million of bond securities collateral and $11 million and $21 million of cash collateral under these arrangements at December 31, 2013 and 2012, respectively. Bond securities posted as collateral are recorded as bonds and cash posted as collateral is recorded as other investments in the consolidated statements of financial position.

The Company has no embedded credit derivatives that expose it to the possibility of being required to make future payments.

Hedging - Designated as Hedging Instruments

The Company designates and accounts for the following derivative types as cash flow hedges, with the related derivative instrument reported at amortized cost (if any) in the consolidated statements of financial position. No component of these derivatives’ economic gain or loss was excluded from the assessment of hedge effectiveness. For the years ended December 31, 2013, 2012 and 2011, there were no gains or losses recorded with respect to derivatives that ceased to qualify for cash flow hedge accounting or for which the Company removed the cash flow hedge accounting designation.

Interest rate floors are used to mitigate the asset/liability management risk of a significant and sustained decrease in interest rates for certain of the Company’s insurance products. Interest rate floors entitle the Company to receive payments from a counterparty if market interest rates decline below a specified level. Amounts received on these contracts are reported as net investment income.

Interest rate swaps are used to mitigate interest rate risk for investments in variable interest rate and fixed interest rate bonds over a period of up to ten years. Interest rate swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable interest rate index and a specified fixed rate of interest applied to the notional amount of the contract. Amounts received or paid on these contracts are reported as net investment income.

Foreign currency swaps are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies over a period of up to thirty years. Foreign currency swaps obligate the Company and a counterparty to exchange the foreign currency-denominated interest and principal payments receivable on foreign bonds for U.S. dollar-denominated payments, based on currency exchange rates specified at trade inception. Foreign exchange gains or losses on these contracts are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Hedging - Not Designated as Hedging Instruments

The Company enters into other derivative transactions that mitigate economic risks but are not designated as a hedge for accounting purposes or otherwise do not qualify for statutory hedge accounting. These instruments are reported in the consolidated statements of financial position at fair value. Changes in the fair value of these instruments are reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

Swaptions are used to mitigate the asset/liability management risk of a significant and sustained increase in interest rates for certain of the Company’s insurance products. Swaptions provide the Company an option to enter into an interest rate swap with a counterparty on specified terms.

Fixed income futures are used to mitigate interest rate risk for investments in portfolios of fixed income securities. Fixed income futures obligate the Company to sell to or buy from a counterparty a specified bond at a specified price at a future date.

Foreign currency forwards are used to mitigate the foreign exchange risk for investments in bonds denominated in foreign currencies or common stock or other equity investments in companies operating in foreign countries. Foreign currency forwards obligate the Company to pay to or receive from a counterparty a specified amount of a foreign currency at a future date.

Foreign currency futures are used to mitigate the foreign exchange risk of investments in portfolios of foreign securities. Foreign currency futures obligate the Company to exchange a specified amount of a foreign currency at a specified rate on a future date.

Equity total return swaps are used to mitigate market risk for investments in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract.

Equity index futures are used to mitigate market risk for investments in portfolios of common stock. Equity index futures obligate the Company to pay to or receive from a counterparty an amount based on a specified equity market index as of a future date applied to the notional amount of the contract.

Purchased credit default swaps are used to mitigate the credit risk for investments in bonds issued by specific debtors. Credit default swaps provide the Company an option to put a specific bond to a counterparty at par in the event of a “credit event” encountered by the bond issuer. A credit event is generally defined as a bankruptcy, failure to make required payments or acceleration of issuer obligations under the terms of the bond.

Investment Replications

Fixed income futures replications are used in conjunction with the purchase of cash market instruments to manage the duration of investment in portfolios of fixed income securities and to mitigate interest rate risk for such portfolios. Fixed income futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized.

The Company did not have any open positions during 2013 or 2012.

Interest rate swap replications are used to replicate a bond investment through the use of cash market instruments combined with interest rate swaps. Interest rate swap replications, including the derivative components, are reported at amortized cost. The Company did not have any open contracts during 2013. The average fair value of open contracts was $3 million during 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Equity total return swap replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity total return swaps obligate the Company and a counterparty to exchange amounts based on the difference between a variable equity index return and a specified fixed rate of return applied to the notional amount of the contract. Equity total return swaps are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The average fair value of open contracts was $4 million during 2013 and 2012.

Equity index futures replications are used in conjunction with the purchase of cash market instruments to replicate investment in portfolios of common stocks and other equity securities. Equity index futures replications are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the maturity or termination of the contract, at which time a realized capital gain or loss is recognized. The Company did not have any open positions during 2013 or 2012.

Income Generation

Written equity call options (covered) are used to generate income in exchange for potential future gains on a specific common stock owned by the Company. The Company receives a cash premium at the inception of the contract, and the counterparty has the right (but not the obligation) to purchase the underlying security from the Company at a specified price at any time during the term of the contract. Written equity call options are reported at fair value, with changes in fair value reported as a change in unrealized capital gains or losses until the contracts mature or are exercised by the counterparty, at which time a realized capital gain or loss is recognized. The Company did not have any open positions during 2013 or 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The effects of the Company’s use of derivative instruments on the consolidated statements of financial position at December 31, 2013 and 2012 were as follows:

	December 31, 2013
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$9	$-	$79	$-
Interest rate swaps	92	-	-	10	(1)
Foreign exchange contracts:
Foreign currency swaps	1,240	26	(76)	23	(59)

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,660	129	-	129	-
Fixed income futures	808	-	-	-	-
Foreign exchange contracts:
Foreign currency forwards	2,061	20	(42)	20	(42)
Foreign currency futures	-	-	-	-	-
Equity contracts:
Equity total return swaps	104	-	(2)	-	(2)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	113	-	(1)	-	(1)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	106	2	-	2	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-	-	-

Total derivatives		$186	$(121)	$263	$(105)

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	December 31, 2012
	Notional	Statement Value		Fair Value
	Amount	Assets	Liabilities	Assets	Liabilities
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$950	$10	$-	$137	$-
Interest rate swaps	52	-	-	14	-
Foreign exchange contracts:
Foreign currency swaps	999	20	(100)	22	(61)

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	2,441	67	-	67	-
Fixed income futures	811	5	-	5	-
Foreign exchange contracts:
Foreign currency forwards	871	1	(20)	1	(20)
Foreign currency futures	3	-	-	-	-
Equity contracts:
Equity total return swaps	101	-	(1)	-	(1)
Equity index futures	-	-	-	-	-
Credit contracts:
Purchased credit default swaps	138	-	(2)	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-	-	-
Equity contracts:
Equity total return swaps	167	3	-	3	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-	-	-

Total derivatives		$106	$(123)	$249	$(84)

The notional amounts shown above are used to denominate the derivative contracts and do not represent amounts exchanged between the Company and the derivative counterparties. Derivative instruments are reported as other investments and other liabilities in the consolidated statements of financial position.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The effects of the Company’s use of derivative instruments on the consolidated statements of operations and changes in surplus for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the year ended December 31, 2013
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$28
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	28	(9)	8

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	46	-	(7)
Fixed income futures	(5)	21	-
Foreign exchange contracts:
Foreign currency forwards	(3)	(1)	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	(31)	-
Equity index futures	-	(2)	-
Credit contracts:
Purchased credit default swaps	1	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	-
Fixed income futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	51	-
Equity index futures	-	-	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-

Total derivatives	$65	$29	$30

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	For the year ended December 31, 2012
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$30
Interest rate swaps	-	-	-
Foreign exchange contracts:
Foreign currency swaps	(22)	-	4

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(25)	-	(7)
Fixed income futures	45	(131)	-
Foreign exchange contracts:
Foreign currency forwards	(50)	24	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	(1)	(11)	-
Equity index futures	-	(5)	-
Credit contracts:
Purchased credit default swaps	(1)	-	(2)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	7	4
Fixed income futures	-	-	-
Equity contracts:
Equity total return swaps	2	33	-
Equity index futures	-	-	-

Income generation:
Equity contracts:
Written equity call options (covered)	-	-	-

Total derivatives	$(52)	$(83)	$29

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	For the year ended December 31, 2011
	Change in Net Unrealized Capital Gains (Losses)	Net Realized Capital Gains (Losses)	Net Investment Income
	(in millions)
Derivatives designated as hedging instruments:
Interest rate contracts:
Interest rate floors	$-	$-	$29
Interest rate swaps	-	-	3
Foreign exchange contracts:
Foreign currency swaps	51	(28)	-

Derivatives not designated as hedging instruments:
Interest rate contracts:
Swaptions	(35)	-	(7)
Fixed income futures	(72)	(141)	-
Foreign exchange contracts:
Foreign currency forwards	29	(23)	-
Foreign currency futures	-	-	-
Equity contracts:
Equity total return swaps	8	(11)	-
Equity index futures	2	(10)	-
Credit contracts:
Purchased credit default swaps	2	-	(3)

Investment replications:
Interest rate contracts:
Interest rate swaps	-	-	4
Fixed income futures	4	8	-
Equity contracts:
Equity total return swaps	(25)	15	-
Equity index futures	-	2	-

Income generation:
Equity contracts:
Written equity call options (covered)	15	(1)	-

Total derivatives	$(21)	$(189)	$26

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

5.	Reserves for Policy Benefits

General account reserves for policy benefits at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012
	(in millions)
Life insurance reserves	$141,345	$133,545
Annuity reserves	6,199	5,572
Disability and long-term care
unpaid claims and claim reserves	4,544	4,422
Disability and long-term care
active life reserves	4,047	3,538
Deposit funds	2,616	2,522

Total reserves for policy benefits	$158,751	$149,599

See Note 9 for more information regarding the Company’s use of reinsurance and the related impact on policy benefit reserves.

Life Insurance Reserves

Life insurance reserves on substantially all policies issued since 1978 are based on the Commissioner’s Reserve Valuation Method (“CRVM”) using the 1958, 1980 or 2001 CSO mortality tables with valuation interest rates ranging from 3.50% to 5.50%. Other life insurance reserves are based primarily on the net level premium method, using various mortality tables at interest rates ranging from 2.00% to 4.50%. As of December 31, 2013, the Company had $1.5 trillion of total life insurance in force, including $11.3 billion of life insurance in force for which gross premiums were less than net premiums according to the standard valuation methods and assumptions prescribed by the OCI. Gross premiums are calculated in pricing and use mortality tables that reflect both the Company’s actual experience and the potential transfer of risk to reinsurers. Net premiums are determined in the calculation of statutory reserves, which must be based on industry-standard mortality tables.

Tabular cost has been determined from the basic data for the calculation of policy reserves. Tabular cost less actual reserves released has been determined from the basic data for the calculation of reserves and reserves released. Tabular interest has been determined from the basic data for the calculation of policy reserves. Tabular interest on funds not involving life contingencies is calculated as the product of the valuation interest rate times the mean of the amount of funds subject to such rate held at the beginning and end of the year of valuation.

Additional premiums are charged for substandard lives on policies issued after January 1, 1956. Net level premium or CRVM mean reserves for these policies are based on multiples of mortality tables or one-half the net flat or other extra mortality charge. The Company waives deduction of fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Cash values are not promised in excess of the legally computed reserves.

Each year, the Company must perform asset adequacy testing to demonstrate that reserves make adequate provision for the anticipated cash flows required by contractual obligations and related expenses, in light of assets held for the reserves. Asset adequacy testing is performed in accordance with presently accepted actuarial standards and must include assumptions necessary to

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

determine the adequacy of reserves under moderately adverse conditions. This testing resulted in an additional increase in certain life insurance reserves of $0, $1 million and $1 million for the years ended December 31, 2013, 2012 and 2011, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations.

Annuity Reserves

Deferred annuity reserves on policies issued since 1985 are based primarily on the Commissioner’s Annuity Reserve Valuation Method (“CARVM”) using the Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 6.25%. Other deferred annuity reserves are based on policy value, with additional reserves held to reflect guarantees under these contracts. Immediate annuity reserves on policies issued since 1985 are based on the present value of expected benefit payments using either the 1983 Individual Annuity ‘a’, Annuity 2000 or 2012 Individual Annuity Reserve mortality tables with valuation interest rates ranging from 3.50% to 7.50%. Changes in future policy benefit reserves on supplementary contracts without life contingencies are deposit-type transactions and excluded from net additions to policy benefit reserves in the consolidated statements of operations.

At December 31, 2013 and 2012, the withdrawal characteristics of the Company’s general account and separate account annuity reserves and deposit liabilities were as follows:

	December 31,
	General Account		Separate Accounts		Total
	2013	2012	2013	2012	2013	2012
	(in millions)
Subject to discretionary withdrawal
- with market value adjustment	$689	$839	$-	$-	$689	$839
- at book value less surrender charge of 5% or more	502	577	-	-	502	577
- at fair value	-	-	15,008	12,548	15,008	12,548
- at book value without adjustment	4,350	4,123	-	-	4,350	4,123
Not subject to discretionary withdrawal	3,274	2,555	4,174	3,771	7,448	6,326

Total annuity reserves and deposit liabilities	$8,815	$8,094	$19,182	$16,319	$27,997	$24,413

Asset adequacy testing resulted in an additional increase in annuity reserves of $0, $13 million and $33 million for the years ended December 31, 2013, 2012 and 2011, respectively. These reserve increases were reported as net additions to policy benefit reserves in the consolidated statements of operations.

Disability and Long-Term Care Reserves

Unpaid claims and claim reserves for disability policies are based on the present value of expected benefit payments, primarily using the 1985 Commissioner’s Individual Disability Table A (“CIDA”) modified for Company experience, with valuation interest rates ranging from 3.00% to 5.50%. Unpaid claims and claim reserves for long-term care policies are based on the present value of expected benefit payments using industry-based morbidity experience with valuation interest rates ranging from 3.50% to 4.50%.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Reserves for unpaid claims, losses and loss adjustment expenses on disability and long-term care policies were $4.5 billion and $4.4 billion at December 31, 2013 and 2012, respectively. Changes in these reserves for the years ended December 31, 2013 and 2012 were as follows:

	For the years ended December 31,
	2013	2012
	(in millions)
Balance at January 1	$4,422	$4,254

Incurred related to:
Current year	670	647
Prior years	20	76

Total incurred	690	723

Paid related to:
Current year	(22)	(22)
Prior years	(546)	(533)

Total paid	(568)	(555)

Balance at December 31	$4,544	$4,422

Changes in reserves for incurred claims related to prior years are generally the result of differences between assumed claim experience at the time reserves were originally estimated and subsequent actual claim experience.

Active life reserves for disability policies issued prior to 1987 are based on the net level premium method, using the 1964 Commissioner’s Disability Table for morbidity with valuation interest rates ranging from 3.00% to 4.00%. Active life reserves for disability policies issued since 1987 are based primarily on the two-year preliminary term method using the 1985 CIDA for morbidity. Policies issued between 1987 and 2012 utilized a valuation interest rate of 4.00% while those issued after 2012 utilized a valuation interest rate of 3.50%. Active life reserves are mean reserves for disability policies issued through 2000 and mid-terminal plus unearned premium reserves for policies issued after 2000.

Active life reserves for long-term care policies consist of mid-terminal reserves and unearned premiums. Mid-terminal reserves are based on the one-year preliminary term method and industry-based morbidity experience. For policies issued prior to March 2002, reserves are based on a 4.00% valuation interest rate and total terminations based on the 1983 Individual Annuity Mortality table without lapses. For policies issued since March 2002, minimum reserves are based on valuation interest rates ranging from 3.50% to 4.50% and total terminations based on the 1994 Group Annuity Mortality table with lapses. For March 2002 through September 2010 issues, a separate calculation is performed using valuation interest rates ranging from 4.87% to 5.60% and assuming no lapses. Reserves from the separate calculation are compared in the aggregate to the minimum reserves as calculated above and the greater of the two is reported.

For valuations prior to 2012, the Company utilized the 1983 Individual Annuity Mortality table, the 1983 Group Annuity Mortality table, or the 1994 Group Annuity Mortality table for the calculation of minimum reserves for policies. At January 1, 2012, use of the 1983 Group Annuity Mortality table to calculate minimum reserves for policies issued from March 2002 through 2004 was replaced with a calculation using only the 1994 Group Annuity Mortality table and

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

assumptions regarding interest rates and claim costs were adjusted to reflect more recent expectations. These changes in reserve valuation bases resulted in a $59 million increase in reserves that was reported as a direct decrease to surplus in the consolidated statements of changes in surplus for the year ended December 31, 2012.

Asset adequacy testing resulted in an additional increase in long-term care reserves of $100 million and $165 million for the years ended December 31, 2013 and 2012, respectively. The reserve increases are reported as net additions to policy benefit reserves in the consolidated statements of operations.

Deposit Funds

Deposit funds primarily represent reserves for supplementary annuity contracts without life contingencies and amounts left on deposit with the Company by beneficiaries or policyowners. Beneficiaries of the Company’s life insurance policies can choose to receive their death benefit in a single lump sum payment or through a payment plan consisting of a series of scheduled payments. Prior to November 1, 2013, beneficiaries also could choose to receive their death benefit by deposit of the proceeds (if $20,000 or more) into an interest-bearing retained asset account (“Northwestern Access Fund”). As of that date, the Northwestern Access Fund was eliminated as an option for receiving death benefits. If the beneficiary does not affirmatively choose a payment plan, the proceeds are automatically paid to the beneficiary in a single lump sum. If the beneficiary chose a Northwestern Access Fund account (prior to November 1, 2013), the beneficiary received negotiable drafts that they can use to access the balance in this account at their discretion.

The total reserve liability for Northwestern Access Fund account balances held by the Company on behalf of beneficiaries was $695 million and $808 million at December 31, 2013 and 2012, respectively. Funds held on behalf of Northwestern Access Fund account holders are segmented in the Company’s general account and are invested primarily in short-term, liquid investments.

Northwestern Access Fund accounts are credited with interest at short-term market rates, with certain accounts subject to guaranteed minimum crediting rates. Northwestern Access Fund accounts were credited with interest at annual rates ranging from 0.01% to 3.50% during 2013 and 0.02% to 3.50% during 2012. The Company does not charge beneficiaries any fees to maintain a Northwestern Access Fund account. Fees may be assessed for special account services such as stop-payment requests, drafts returned for insufficient funds or wire transfers.

6.	Premium and Annuity Considerations Deferred and Uncollected

Gross deferred and uncollected insurance premiums represent life insurance premiums due to be received from policyowners through the next respective policy anniversary dates. Net deferred and uncollected premiums represent only the portion of gross premiums related to mortality charges and interest and are reported as an asset in the consolidated statements of financial position.

Deferred and uncollected premiums at December 31, 2013 and 2012 were as follows:

	December 31, 2013		December 31, 2012
	Gross	Net	Gross	Net
	(in millions)

Ordinary new business	$224	$86	$221	$84
Ordinary renewal	2,278	1,861	2,112	1,727

Total deferred and uncollected premiums	$2,502	$1,947	$2,333	$1,811

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

7.	Separate Accounts

Separate account liabilities by withdrawal characteristic at December 31, 2013 and 2012 were as follows:

	Variable Life		Variable Annuities		Total
	December 31,
	2013	2012	2013	2012	2013	2012
	(in millions)
Subject to discretionary withdrawal	$6,009	$4,969	$15,009	$12,548	$21,018	$17,517
Not subject to discretionary withdrawal	-	-	4,174	3,771	4,174	3,771

Total separate account reserves	$6,009	$4,969	$19,183	$16,319	25,192	21,288

Non-policy liabilities					151	88

Total separate account liabilities					$25,343	$21,376

While separate account liability values are not guaranteed by the Company, variable annuity and variable life insurance products do include guaranteed minimum death benefits (“GMDB”) underwritten by the Company. The maximum potential cost of these guarantees at December 31, 2013 and 2012 was $42 million and $62 million, respectively, which represents the aggregate difference between guaranteed values and otherwise available values for all variable products for which the guaranteed value was greater at the respective reporting dates. Because these benefits are only available upon the death of the annuitant or insured, reserves for these benefits are based upon NAIC-prescribed actuarial methods that take into account, among other factors, the likelihood of death based on standard mortality tables. General account reserves for policy benefits included $10 million and $20 million attributable to GMDB at December 31, 2013 and 2012, respectively.

Premiums and other considerations received from variable annuity and variable life insurance policyowners were $1.9 billion, $1.8 billion and $1.8 billion for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts are reported as premiums in the consolidated statements of operations. The subsequent transfer of these premiums to the separate accounts is reported as transfers to separate accounts in the consolidated statements of operations, net of amounts received from the separate accounts to provide for policy benefit payments to variable product policyowners.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Following are amounts reported as transfers to and from separate accounts in the summary of operations of the Company’s Separate Account Annual Statement, which agree with the amounts reported as net transfers to separate accounts in the consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011.

	For the years ended December 31,
	2013	2012	2011
	(in millions)
From Separate Account Annual Statement:
Transfers to separate accounts	$2,120	$1,982	$1,909
Transfers from separate accounts	(1,578)	(1,490)	(1,428)

Net transfers to separate accounts	$542	$492	$481

8.	Employee and Financial Representative Benefit Plans

The Company provides defined pension benefits for all eligible employees and financial representatives. This includes sponsorship of noncontributory defined benefit pension plans that are “qualified” under the terms of the Employee Retirement Income Security Act (“ERISA”), as well as “nonqualified” plans that provide benefits to certain participants in excess of limits set by ERISA for the qualified plans. The Company’s funding policy for the qualified plans is to make annual contributions that are no less than the minimum amount needed to comply with the requirements of ERISA and no greater than the maximum amount deductible for federal income tax purposes. The Company contributed $0 and $130 million to the qualified employee retirement plan during the years ended December 31, 2013 and 2012, respectively, and does not expect to make a contribution to the plan during 2014.

In addition to defined pension benefits, the Company provides certain health care and life insurance benefits (“postretirement benefits”) to retired employees, retired financial representatives and their eligible dependents. The Company pays the entire cost of retiree life insurance coverage, while retirees pay premiums to offset a portion of the cost of the medical plan.

Benefit Plan Accounting Changes

Effective January 1, 2013, the Company adopted Statement of Statutory Accounting Principle No. 92, Accounting for Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 (“SSAP 92”) and Statement of Statutory Accounting Principle No. 102, Accounting for Pensions, A Replacement of SSAP No. 89 (“SSAP 102”). These new standards under the statutory basis of accounting require that estimates of projected benefit obligation (“PBO”) and accumulated benefit obligation (“ABO”) include future benefit obligations for non-vested participants. The new standards also require that the Company’s surplus, as reported in the consolidated statements of financial position, fully reflect any net liability related to the plans’ PBO, reduced by the fair value of any plan assets, including previously unrecognized net experience losses, prior service costs and initial net assets (“unrecognized items”).

The recognition of benefits for non-vested participants and unrecognized items, upon adoption of SSAPs 92 and 102, created additional net defined benefit pension and postretirement plan liabilities of $1,219 million and $477 million, respectively. However, SSAPs 92 and 102 permit the Company to recognize these liabilities (and the corresponding decrease in surplus) over a period of up to ten years, subject to minimum recognition requirements. The Company elected to use this surplus deferral option on January 1, 2013. The surplus deferral, subsequent to the

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

adoption of SSAPs 92 and 102 (i.e. transition liability), was $618 million. The table below summarizes the net pretax surplus impacts related to the adoption of these new accounting standards.

	Defined Benefit Plans	Postretirement Benefit Plans	Total
	(in millions)

Minimum surplus reduction recognized:

10% of calculated surplus impact	$149	$48	$197

Annual amortization of unrecognized items	797	-	797

Difference between unfunded ABO and accrued benefit cost	84	-	84

Surplus reduction recognized at adoption	1,030	48	1,078

Reversal of:

Additional minimum liability	73	-	73

Nonadmitted asset relating to funded plans	881	-	881

Net reduction to surplus at adoption	$76	$48	$124

Prior to the adoption of SSAPs 92 and 102, an additional minimum liability (“AML”) was required if a plan’s ABO exceeded plan assets or related financial statement liabilities. The AML is no longer required under the new accounting standards. The impact of this elimination was reported upon adoption of SSAPs 92 and 102. Any pension assets for funded plans are nonadmitted and are thereby excluded from assets and surplus in the consolidated statements of financial position. Pension assets that were nonadmitted prior to the adoption of SSAPs 92 and 102 were netted with the initial surplus impact upon adoption. The net reduction to surplus of $124 million was reported as a change in accounting principle in the consolidated statements of changes in surplus.

Benefit Plan Amendments

During January 2013, the Company’s Board of Trustees approved certain prospective amendments to defined pension benefits and postretirement benefits effective on January 1, 2014. These changes included an amendment of the benefit formula for the qualified employee defined benefit pension plan (and a related nonqualified employee defined benefit pension plan) to a cash balance formula. The accrued benefits for each participant under the final average pay formula as of December 31, 2013 were frozen and available to participants upon retirement. In addition, a second nonqualified employee defined benefit pension plan was terminated, with accrued benefits as of January 1, 2014 also available to eligible participants upon retirement. Beginning in 2014, the Company will award eligible participants with cash balance credits using a new cash balance formula, which is based on each participant’s age and years of service. Participants will also receive investment credits based on market interest rates and subject to a minimum crediting rate.

These board-approved amendments included a change to benefits provided to most participants of the employee postretirement medical plan that will limit the Company’s exposure to a maximum 3% annual medical inflation rate for benefits. Any annual increase in medical costs in excess of 3% will be passed on to the plan’s participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan does not impact any plan participant age 65 or older on January 1, 2014. Postretirement medical plan changes also eliminated coverage under the plan for employees hired after December 31, 2013.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

During October 2013, the Company announced certain prospective amendments to the defined pension and postretirement benefits to be provided to financial representatives for service beginning on January 1, 2014. These changes included an amendment to pension benefits that eliminates cost of living adjustments to financial representatives enrolled in the plan after December 31, 2013. In addition, the postretirement medical plan for financial representatives was amended to limit the Company’s exposure to a maximum 3% annual medical inflation rate for benefits. Any annual increase in medical costs in excess of 3% will be passed on to participants in the form of increased plan premiums beginning January 1, 2019. This amendment to the postretirement medical plan does not impact any plan participant age 65 or older on January 1, 2014. Postretirement medical plan changes for financial representatives also eliminated coverage under the plan for financial representatives that enter into contracts with the Company after December 31, 2013.

In conjunction with the changes made to the Company’s defined benefit and postretirement benefit plans in 2013, an amendment to the employee contributory 401(k) plan was also approved that will increase the Company’s matching contribution from a maximum of 3% of participant’s pay to a maximum of 4% of participant’s pay. In addition, the definition of pay was expanded to included annual incentive pay in addition to base pay. These changes will begin January 1, 2014.

Benefit Plan Assets

Aggregate plan assets of the defined benefit pension plans and postretirement benefit plans at December 31, 2013 and 2012, and changes in these assets for the years then ended, were as follows:

	Defined Benefit Plans		Postretirement Benefit Plans
	2013	2012	2013	2012
	(in millions)
Fair value of plan assets at January 1	$3,545	$3,084	$70	$67
Changes in plan assets:
Actual return on plan assets	453	411	9	9
Company contributions	-	130	-	-
Actual plan benefits paid	(85)	(80)	(5)	(6)

Fair value of plan assets at December 31	$3,913	$3,545	$74	$70

Plan assets consist of a share of a group annuity separate account (“GASA”) issued by the Company, which primarily invests in a diversified portfolio of public and private common stocks and corporate, government and mortgage-backed debt securities. Assets are both actively and passively managed within GASA. The overall investment objective of the plans is to maximize long-term total rate of return, consistent with prudent standards for investment and asset/liability risk management and in accordance with ERISA requirements. Plan investments are managed for the sole benefit of the plans’ participants.

Asset allocation is viewed as a key determinant of return and assets are invested with a long-term perspective. Asset allocations are rebalanced regularly to maintain holdings within desired asset allocation ranges and, from time to time, to reposition the portfolio to express investment views based upon market opportunities and risks. Diversification, both by and within asset classes, is viewed as a primary risk control element. As such, assets are invested across various asset classes, sectors, industries, and geographies. The measurement date for plan assets is December 31, 2013 with the fair value of plan assets primarily based on quoted market prices.

The target asset allocations and the actual allocation of the plans’ investments on a fair value basis at December 31, 2013 and 2012 were as follows:

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	2013		2012
	Target Allocation	Actual Allocation	Target Allocation	Actual Allocation
Bonds	50%	49%	34%	33%
Equity securities	49%	45%	65%	60%
Other investments	1%	6%	1%	7%

Total assets	100%	100%	100%	100%

At each of December 31, 2013 and 2012, other investments are comprised of cash and temporary investments.

Benefit Plan Obligations

Aggregate PBO’s of the defined benefit pension plans and postretirement benefit plans at December 31, 2013 and 2012, and changes in these obligations for the years then ended, were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2013	2012		2013	2012
			(in millions)
Projected benefit obligation at January 1	$4,295	$3,720		$537	$498
Plus: Non-vested liability	65	-		340	-

Adjusted projected benefit obligation at January 1	4,360	3,720		877	498

Changes in benefit obligation:
Service cost of benefits earned	166	131		27	38
Interest cost on projected obligations	161	166		30	21
Projected gross plan benefits paid	(105)	(97)		(24)	(24)
Projected Medicare Part D reimbursement	-	-		2	2
Experience (gains)/losses	(547)	375		(99)	2
Plan amendments	(372)	-		(126)	-

Projected benefit obligation at December 31	$3,663	$4,295		$687	$537

The PBO represents the actuarial net present value of estimated future benefit obligations. For defined benefit plans, PBO includes assumptions for future compensation increases for active participants. The ABO is similar to the PBO, but is based only on current compensation with no assumption of future compensation increases. The aggregate ABO for the defined benefit plans was $3.4 billion and $3.7 billion at December 31, 2013 and 2012, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Benefit Plan Assumptions

The assumptions used in estimating the projected benefit obligations at December 31, 2013, 2012 and 2011 and the net periodic benefit cost for the years then ended were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2013	2012	2011	2013	2012	2011
Projected benefit obligation:
Discount rate	5.00%	4.00%	4.50%	5.00%	4.00%	4.50%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%

Net periodic benefit cost:
Discount rate	4.00%	4.50%	5.75%	4.00%	4.50%	5.75%
Annual increase in compensation	3.75%	3.75%	3.75%	3.75%	3.75%	3.75%
Long-term rate of return on plan assets	6.75%	7.50%	7.50%	6.75%	7.50%	7.50%

The expected long-term rate of return on plan assets is estimated by considering historical financial market performance, third-party capital market expectations, including those of the plans’ investment consultant, and the long-term target asset mix. The Company currently anticipates that a long-term rate of return assumption of 6.50% will be used in the calculation of net periodic benefit cost beginning in 2014.

The PBO for postretirement benefits at December 31, 2013 assumed an annual increase in future retiree medical costs of 6.5%, grading down to 5.0% over three years and remaining level thereafter. At December 31, 2012, the comparable assumption was for an annual increase in future retiree medical costs of 7.0% grading down to 5.0% over four years and remaining level thereafter. A greater increase in the assumed health care cost trend of 1.0% in each year would increase the accumulated postretirement benefit obligation at December 31, 2013 by $100 million and net periodic postretirement benefit expense for the year ended December 31, 2013 by $8 million. A decrease in the assumed health care cost trend of 1.0% in each year would reduce the accumulated postretirement benefit obligation as of December 31, 2013 and net periodic postretirement benefit expense for the year ended December 31, 2013 by the same amounts.

During 2010, the Patient Protection and Affordable Care Act (“PPACA”) and the Health Care and Education Reconciliation Act of 2010, which amended certain provisions of the PPACA, were enacted. The new laws created an excise tax beginning in 2018 on health plans that have an aggregate value to the participants greater than a threshold amount. Recent changes to the Company’s postretirement health plans are expected to keep the aggregate value of the plans below the excise tax threshold. The new laws also revoked the non-taxable status of the prescription drug subsidies offered to companies that maintain retiree health plans that are actuarially equivalent to the Medicare Part D benefit.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Benefit Plan Funded Status

Following is an aggregate reconciliation of the funded status of the plans to the related financial statement liabilities reported by the Company at December 31, 2013 and 2012:

	Defined		Postretirement
	Benefit Plans		Benefit Plans
	2013	2012	2013	2012
	(in millions)
Fair value of plan assets	$3,913	$3,545	$74	$70
Projected benefit obligation	3,663	4,295	687	537

Funded status	250	(750)	(613)	(467)

Unrecognized net experience losses	27	1,620	74	180
Unrecognized prior service costs/(credits)	4	1	106	(4)
Unrecognized initial net asset	-	(475)	-	-
Additional minimum liability	-	(73)	-	-
Nonadmitted asset	(947)	(920)	-	-

Financial statement liability	$(666)	$(597)	$(433)	$(291)

The PBO for defined benefit plans shown above included $698 million and $685 million related to nonqualified, unfunded plans at December 31, 2013 and 2012, respectively. In the aggregate, the fair value of qualified defined benefit plan assets represented 132% and 98% of the projected benefit obligations of qualified plans at December 31, 2013 and 2012, respectively.

Net experience gains or losses represent cumulative amounts by which actual plan experience for return on plan assets or growth in PBO have varied from related assumptions. Prior to the adoption of SSAPs 92 and 102, these differences accumulated without recognition in the Company’s financial statements unless they exceeded certain limits.

Prior service costs/(credits) represent the value of benefits granted or rescinded based on services rendered in prior periods. These costs/(credits) are recognized as components of net periodic benefit cost on a straight line basis over the anticipated future service period of the participants.

The initial net asset represents the amount by which the fair value of plan assets exceeded the PBO for funded pension plans upon the adoption of new statutory accounting guidance for defined benefit plans at January 1, 2001. Prior to the adoption of SSAPs 92 and 102, the Company elected not to record a direct increase to surplus for this excess, electing instead to amortize this initial net asset on a discretionary basis as a reduction of net periodic benefit cost until exhausted.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

SSAPs 92 and 102 require that changes in plan funded status be recognized immediately as a direct adjustment to surplus, subject to limitations such as admissibility of net pension assets. These adjustments are included in changes in nonadmitted assets and other in the consolidated statements of changes in surplus. Apart from the initial adoption impacts of SSAPs 92 and 102, aggregate defined benefit pension and postretirement plan surplus impacts were as follows for the year ended December 31, 2013:

	Defined	Postretirement
	Benefit Plans	Benefit Plans	Total
	(in millions)
Changes in plan assets and benefit obligations recognized in surplus:
Net experience gains	$602	$17	$619
Prior service (costs)/credits	384	(75)	309
Initial net asset	4	-	4
Amounts amortized from surplus into net periodic benefit cost:
Net experience losses	$92	$5	$97
Prior service costs/(credits)	(11)	13	2
Initial net asset	(71)	-	(71)

Net experience gains primarily reflect the impacts of current year changes to plan assumptions (e.g., discount rate) that are applied to the calculation of PBO estimates. Total defined benefit pension and postretirement plan net experience gains/(losses) recognized in surplus but not yet amortized into net periodic benefit cost were $(745) million and $4 million at December 31, 2013, respectively.

The recognition of a prior service credit primarily reflects the impact of the various plan amendments adopted during 2013. Total defined benefit and postretirement plan prior service (costs)/credits recognized in surplus but not yet amortized into net periodic benefit cost were $311 million and $(91) million at December 31, 2013, respectively. The total initial net asset recognized in surplus but not yet amortized into net periodic benefit cost was $404 million at December 31, 2013.

Changes in plan funded status are limited by the nonadmission of net pension assets. Changes in plan assets and benefit obligations, subsequent to the adoption of SSAPs 92 and 102, resulted in a $942 million increase of net pension assets that were nonadmitted in surplus for the year ended December 31, 2013.

In certain circumstances, SSAPs 92 and 102 require additional recognition of the transition liability into surplus. During 2013, additional transition liabilities of $407 million were recorded as direct reductions to surplus in the consolidated statements of changes in surplus. The remaining transition liability was $211 million at December 31, 2013 and represents the total of all remaining unrecognized items. This liability is projected to be amortized as annual direct reductions to surplus of approximately $44 million to $56 million during 2014-2017. These projections may be revised based on future defined benefit pension and postretirement plan expenses and activity.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Benefit Plan Costs

The components of net periodic benefit cost for the years ended December 31, 2013, 2012 and 2011 were as follows:

	Defined Benefit Plans			Postretirement Benefit Plans
	2013	2012	2011	2013	2012	2011
	(in millions)
Components of net periodic benefit cost:
Service cost of benefits earned	$166	$131	$100	$27	$38	$26
Interest cost on projected obligations	161	166	164	30	21	23
Amortization of experience losses	92	88	28	5	6	4
Amortization of prior service costs/(credits)	(11)	-	-	13	-	-
Amortization of initial net asset	(71)	(40)	-	-	-	-
Curtailment and other	11	-	-	-	-	-
Expected return on plan assets	(239)	(230)	(222)	(4)	(5)	(5)

Net periodic benefit cost	$109	$115	$70	$71	$60	$48

The Company expects to amortize $24 million, $(14) million and $(23) million of defined benefit plan net experience losses, prior service credits and initial assets, respectively, into net periodic benefit cost during 2014. Postretirement plan net experience losses of $1 million and prior service costs of $12 million are also expected to be amortized into net periodic benefit cost during 2014.

The expected benefit payments by the defined benefit plans and the postretirement benefit plans for the years 2014 through 2023 are as follows:

	Defined Benefit Plans	Postretirement Benefit Plans
	(in millions)
2014	$121	$24
2015	134	27
2016	148	31
2017	163	35
2018	180	39
2019-2023	1,233	257

Total	$1,979	$413

The Company sponsors a contributory 401(k) plan for eligible employees, for which the Company provides a matching contribution, and a noncontributory defined contribution plan for financial representatives. In addition, the Company sponsors nonqualified plans that provide benefits to certain participants in excess of limits set by ERISA for qualified defined contribution plans. For the years ended December 31, 2013, 2012 and 2011, the Company expensed total contributions to these plans of $35 million, $33 million and $32 million, respectively.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

9.	Reinsurance

The Company limits its exposure to life insurance death benefits by ceding insurance coverage to various reinsurers. The Company retains a maximum of $35 million of individual life coverage and a maximum of $50 million of joint life coverage for any single mortality risk. The Company also participates in a life insurance catastrophic risk sharing pool.

The Company cedes 60% of the morbidity risk on group disability plans. The Company ceased reinsuring new individual disability policies in 1999 and new long-term care policies in 2002 but has maintained a portion of the reinsurance ceded on policies issued prior to those dates.

Amounts in the consolidated financial statements are reported net of the impact of reinsurance. Reserves for policy benefits at December 31, 2013 and 2012 were reported net of ceded reserves of $1.7 billion and $1.6 billion, respectively.

The effects of reinsurance on premium revenue and benefit expense for the years ended December 31, 2013, 2012 and 2011 were as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Direct premium revenue	$17,481	$16,258	$15,457
Premiums ceded	(882)	(864)	(839)

Net premium revenue	$16,599	$15,394	$14,618

Direct benefit expense	$18,176	$16,958	$15,999
Benefits ceded	(667)	(603)	(495)

Net benefit expense	$17,509	$16,355	$15,504

In addition, the Company received $164 million, $166 million and $169 million in allowances from reinsurers for reimbursement of commissions and other expenses on ceded business for the years ended December 31, 2013, 2012 and 2011, respectively. These amounts are reported in other income in the consolidated statements of operations.

Reinsurance contracts do not relieve the Company from its obligations to policyowners. Failure of reinsurers to honor their obligations could result in losses to the Company. The Company mitigates this counterparty risk by dealing only with reinsurers that meet its financial strength standards while adhering to concentration limits for counterparty exposure to any single reinsurer. Most significant reinsurance treaties contain financial protection provisions that take effect if a reinsurer’s credit rating falls below a prescribed level. There were no reinsurance recoverables at December 31, 2013 and 2012 that were considered by management to be uncollectible.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

10.	Income Taxes

The Company files a consolidated federal income tax return including the following subsidiaries:

Northwestern Mutual Investment Services, LLC	Northwestern Mutual Capital, LLC
NML Real Estate Holdings, LLC and subsidiaries	Bradford, Inc. and subsidiaries
NML Securities Holdings, LLC and subsidiaries	Mason Street Advisors, LLC
Northwestern Mutual MU TLD Registry, LLC	NM GP Holdings, LLC and subsidiaries
Northwestern Mutual Wealth Management Company	NM Pebble Valley, LLC
NM Investment Holdings, LLC (including Frank Russell Company) Northwestern Mutual Registry, LLC	Northwestern Mutual Real Estate Investments, LLC

The Company collects from or refunds to these subsidiaries their share of consolidated federal income taxes determined pursuant to written tax-sharing agreements, which generally require that these subsidiaries determine their share of consolidated tax payments or refunds as if each subsidiary filed a separate federal income tax return on a stand-alone basis.

The components of current income tax expense in the consolidated statements of operations for the years ended December 31, 2013, 2012 and 2011 related to “ordinary” taxable income or loss were as follows:

	For the year ended December 31,
	2013	2012	2011
	(in millions)
Tax payable on ordinary income	$80	$162	$99
Tax credits	(131)	(116)	(116)
Increase (decrease) in contingent tax liabilities	33	(9)	23

Total current tax expense (benefit)	$(18)	$37	$6

In addition to current income tax expense related to ordinary taxable income or loss as summarized above, the Company is subject to federal income tax on “capital” gains and losses that generally result from investment transactions. Investment capital gains and losses resulting from changes in market interest rates or credit spreads are deferred to the IMR net of any related tax expense or benefit. Current tax expense of $124 million, $171 million and $226 million was included in net IMR deferrals for the years ended December 31, 2013, 2012 and 2011, respectively. In addition, net realized capital gains and losses as reported in the consolidated statements of operations included current tax expense of $179 million, $332 million and $252 million for the years ended December 31, 2013, 2012 and 2011, respectively.

The Company’s taxable income can vary significantly from pretax income as reported in the consolidated statements of operations due to temporary and permanent differences in revenue recognition and expense deduction between the tax and statutory financial statement bases of reporting. The Company’s financial statement effective tax rates were 8%, 14% and 15% for the years ended December 31, 2013, 2012 and 2011, respectively.

The effective tax rate above is not the rate of tax applied to the Company’s federal taxable income or loss by the Internal Revenue Service (“IRS”). It is a financial statement relationship that represents the ratio between the sum of total tax expense or benefit incurred, including current tax expense or benefit on realized capital gains and losses and changes in deferred taxes not related to unrealized capital gains and losses on investments, to the sum of gain from operations before taxes

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

and pretax net realized capital gains or losses. These financial statement effective rates were different than the applicable federal income tax rate of 35% primarily due to net investment income eligible for dividends received deduction, changes in deferred tax assets related to nonadmitted assets, certain investment transactions, amortization of the IMR, leveraged leases, tax credits, pension contributions, tax losses of subsidiaries not eligible for refunds for prior year losses under intercompany tax-sharing agreements, interest accrued or released on contingent tax liabilities and changes in contingent tax liabilities for permanent items upon subsequent filing of tax returns.

The Company made payments to the IRS for federal income taxes of $526 million, $840 million and $460 million during the years ended December 31, 2013, 2012 and 2011, respectively. Total federal income taxes paid (including refunds or overpayments applied) for tax years 2013, 2012 and 2011 of $585 million, $842 million and $615 million, respectively, are available as of December 31, 2013 for refund claims in the event of future tax losses.

Federal income tax returns for 2007 and prior years are closed as to further assessment of tax. Income taxes payable in the consolidated statements of financial position represents an estimate of taxes payable, including additional taxes that may become due with respect to tax years that remained open to examination by the IRS (“contingent tax liabilities”), at the respective reporting date.

Changes in contingent tax liabilities for the years ended December 31, 2013 and 2012 were as follows:

	2013	2012
	(in millions)
Balance at beginning of year	$434	$436
Change in accounting principle	-	7
Additions for tax positions of prior years	33	7
Reductions for tax positions of prior years	-	(16)

Balance at end of year	$467	$434

Included in contingent tax liabilities at December 31, 2013 and 2012 were $408 million and $392 million, respectively, of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of the deductions. Because of the impact of deferred tax accounting for amounts other than interest, the timing of the ultimate deduction would not affect the effective tax rate in future periods. Also included in the December 31, 2013 balance are $22 million of tax positions for which the ultimate deductibility is not certain. The ultimate resolution of these tax positions could have an impact on the effective tax rate in future periods.

A “more likely than not” standard is applied for financial statement recognition of contingent tax liabilities, whereby a liability is only recorded if the Company believes that there is a greater than 50% likelihood that the related tax position will not be sustained upon examination. In cases where liability recognition is appropriate, a best estimate of the ultimate tax liability is made. If this estimate represents 50% or less of the total amount of the tax contingency, the best estimate is established as a liability. If this best estimate represents more than 50% of the total tax contingency, the total amount is established as a liability. Except for changes in accounting principle, changes in contingent tax liabilities are included in tax expense in the year that such determination is made by management.

The Company reports interest accrued or released related to contingent tax liabilities in current income tax expense. During the years ended December 31, 2013, 2012 and 2011, the Company

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

recognized $8 million, $(16) million and $16 million, respectively, of interest-related tax expense (benefit). Contingent tax liabilities included $37 million and $29 million for the payment of interest at December 31, 2013 and 2012, respectively.

Deferred tax assets and liabilities represent the future tax recoveries or obligations associated with the accumulation of temporary differences between the tax and financial statement bases of the Company’s assets and liabilities. The statutory basis of accounting limits the amount of gross deferred tax assets that can be admitted to surplus to those for which ultimate recoverability can be demonstrated. This limit is based on a calculation that considers available tax loss carryback and carryforward capacity, the expected timing of reversal for accumulated temporary differences, gross deferred tax liabilities and the level of Company surplus. The components of net deferred tax assets reported in the consolidated statements of financial position at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012	Change
	(in millions)
Deferred tax assets:
Policy acquisition costs	$1,146	$1,094	$52
Investments	426	404	22
Policy benefit liabilities	2,099	1,947	152
Benefit plan obligations	679	598	81
Guaranty fund assessments	7	11	(4)
Other	93	95	(2)

Gross deferred tax assets	4,450	4,149	301
Nonadmitted deferred tax assets	(117)	(78)	(39)

Gross admitted deferred tax assets	4,333	4,071	262

Deferred tax liabilities:
Investments	926	780	146
Other	760	735	25

Gross deferred tax liabilities	1,686	1,515	171

Net deferred tax assets	$2,647	$2,556	$91

Changes in deferred tax assets and liabilities related to unrealized capital gains and losses on investments are included in changes in unrealized capital gains and losses in the consolidated statements of changes in surplus. Other net changes in deferred tax assets and liabilities are reported as direct adjustments to surplus in the consolidated statements of changes in surplus.

Gross deferred tax assets at December 31, 2013 and 2012 included $4.0 billion and $3.7 billion, respectively, related to temporary differences that were ordinary in nature and $0.4 billion and $0.4 billion, respectively, related to temporary differences that were capital in nature. Gross deferred tax liabilities at December 31, 2013 and 2012 included $0.8 billion and $0.7 billion, respectively, related to temporary differences that were ordinary in nature and $0.9 billion and $0.8 billion, respectively, related to temporary differences that were capital in nature. All gross deferred tax liabilities have been recognized at December 31, 2013 and 2012. The Company did not assume any benefit from future tax planning strategies in its valuation of gross deferred tax assets at either December 31, 2013 or 2012.

Effective January 1, 2012, the Company adopted Statement of Statutory Accounting Principles No.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

101 – Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (“SSAP 101”). SSAP 101 changed the calculation of the limit for gross deferred tax assets that can be admitted to surplus. SSAP 101 extended the reversal period for temporary differences from one year to three years and increased the level-of-surplus limitation from 10% to 15% provided the insurer meets a minimum risk-based capital (“RBC”) level of 300% based on authorized control level RBC computed without net deferred tax assets. The Company exceeded the 300% minimum RBC requirement at December 31, 2013 and 2012 and expects to exceed this minimum during 2014. SSAP 101 also changed the recognition and measurement criteria for contingent tax liabilities. The adoption of SSAP 101 was reported as a change in accounting principle that resulted in a direct reduction in surplus of $15 million in the consolidated statements of changes in surplus for the year ended December 31, 2012. The adoption of SSAP 101 did not have a material impact on results of operations for the year ended December 31, 2012 compared to the year ended December 31, 2011.

Significant components of the calculation of net deferred tax assets at December 31, 2013 and 2012 were as follows (in millions):

	December 31, 2013			December 31, 2012			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross deferred tax assets	$4,024	$426	$4,450	$3,745	$404	$4,149	$279	$22	$301
Statutory valuation allowance adjustment	-	-	-	-	-	-	-	-	-

Adjusted gross deferred tax assets	4,024	426	4,450	3,745	404	4,149	279	22	301
Deferred tax assets nonadmitted	117	-	117	78	-	78	39	-	39

Subtotal net admitted deferred tax asset	3,907	426	4,333	3,667	404	4,071	240	22	262
Deferred tax liabilities	760	926	1,686	735	780	1,515	25	146	171

Net admitted deferred tax asset/(liability)	$3,147	$(500)	$2,647	$2,932	$(376)	$2,556	$215	$(124)	$91

	December 31, 2013			December 31, 2012			Change
	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Federal income taxes paid in prior years recoverable through loss carrybacks	$2,029	$298	$2,327	$1,933	$235	$2,168	$96	$63	$159
Adjusted gross deferred tax assets expected to be realized (excluding the amount of deferred tax assets above) after application of the threshold limitation (lesser of a. or b. below)	902	-	902	737	-	737	165	-	165
Adjusted gross deferred tax assets (excluding the amount of deferred tax assets offset by gross deferred tax liabilities)	976	128	1,104	997	169	1,166	(21)	(41)	(62)

Total deferred tax assets admitted as the result of application of SSAP No. 101	$3,907	$426	$4,333	$3,667	$404	$4,071	$240	$22	$262

a. Adjusted gross deferred tax assets expected to be realized following the balance sheet date			$902			$737			$165

b. Adjusted gross deferred tax assets allowed per limitation threshold			$2,211			$2,032			$179

Ratio percentage used to detemine recovery period and threshold limitation amount			1106%			1022%

Amount of adjusted capital and surplus used to determine recovery period and threshold limitation			$14,738			$13,546

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

11.	Frank Russell Company

The Company is the majority shareholder in Frank Russell Company (“Russell”), which provides investment products and services through 21 offices worldwide. During 2013, the Company contributed its holdings of Russell common stock to a wholly-owned, non-insurance subsidiary. The aggregate statement value of the contribution was $468 million. This transaction was accounted for at statement value at the time of the transfer and did not have a material impact on the Company’s financial statements for the year ended December 31, 2013. At each of December 31, 2013 and 2012, the Company owned 92.6% of Russell, either through its wholly-owned subsidiary or direct ownership by the Company.

The common stock investment in Russell is valued using a practice permitted by the OCI, based on the Company’s share of Russell’s audited GAAP-basis equity exclusive of any adjustment for unamortized acquisition goodwill in Russell’s GAAP-basis financial statements. Under Statement of Statutory Accounting Principle No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, A Replacement of SSAP No. 88 (“SSAP 97”), the statutory equity method valuation of the Russell investment would be required to be reduced by its share of Russell’s GAAP goodwill. If the Company had not received permission for this alternative accounting treatment, surplus as reported in the consolidated statements of financial position would have been lower by $795 million and $785 million at December 31, 2013 and 2012, respectively, and net income as reported in the consolidated statements of operations would have been lower by $10 million, $12 million and $13 million for the years ended December 31, 2013, 2012 and 2011, respectively. The Company estimates the fair value of its Russell common stock ownership to be $2.1 billion and $1.5 billion at December 31, 2013 and 2012, respectively.

The Company’s share of Russell’s operating results is accounted for under the statutory equity method. The Company’s share of Russell’s GAAP net income and other changes in Russell’s GAAP common equity are reported as a change in net unrealized capital gains and losses. If accumulated earnings are distributed to the Company in the form of dividends, net investment income is recognized in the amount of the distribution and the previously unrealized capital gains are reversed. Russell distributed $69 million in common stock dividends to the Company’s wholly-owned subsidiary during the year ended December 31, 2013. This distribution remained undistributed to the Company at December 31, 2013 and was not included in net investment income for the year then ended. Russell distributed $23 million to the Company during each of the years ended December 31, 2012 and 2011.

During 2008, the Company purchased, at par, $350 million of perpetual senior preferred stock issued by Russell. The senior preferred stock is callable under certain conditions and pays preferred dividends at a rate of 8.00%. The Company earned $28 million in dividends on Russell senior preferred stock for each of the years ended December 31, 2013, 2012 and 2011.

During 2009 and 2010, the Company purchased, at par, a total of $621 million of junior preferred stock issued by Russell. The junior preferred stock, including detachable warrants, is callable under certain conditions and pays preferred dividends at a rate of 10.00%, payable semi-annually. Of this amount, $44 million of junior preferred stock and warrants remained outstanding at each of December 31, 2013 and 2012. The Company earned $4 million in dividends on Russell junior preferred stock for each of the years ended December 31, 2013, 2012 and 2011.

During 2011, Russell entered into a revolving line of credit for up to $250 million with an unaffiliated lender that was guaranteed by the Company. This line of credit replaced a similar agreement that had expired on April 30, 2011. During 2012, this revolving line of credit was

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

extended to December 1, 2013, and during 2013 was further extended to January 15, 2014. The Company recorded revenue of $1 million, $2 million and $2 million from Russell related to the guarantee of this credit facility during the years ended December 31, 2013, 2012 and 2011, respectively, which was included in net investment income in the consolidated statements of operations. Russell’s borrowings under these facilities were $102 million and $170 million at December 31, 2013 and 2012, respectively. See Note 12 for more information regarding the financial statement impact of guarantees and other commitments made by the Company.

The statement value of the Company’s various investments in securities issued by Russell at December 31, 2013 and 2012 were as follows:

	December 31,
	2013	2012
	(in millions)
Common stock	$418	$402
Senior preferred stock	350	350
Junior preferred stock	42	42
Warrants	2	2

Total	$812	$796

The common stock investment in Russell was reported as other investments at December 31, 2013 and common stock at December 31, 2012 in the consolidated statements of financial position.

12.	Contingencies and Guarantees

In the normal course of business, the Company makes guarantees to third parties on behalf of affiliates (e.g., the guarantee of Russell’s line of credit) and financial representatives (e.g., the guarantee of office lease payments), or directly to financial representatives (e.g., future minimum compensation payments). If these affiliates or financial representatives are not able to meet their obligations or these minimum compensation thresholds are not otherwise met, the Company would be required to make payments to fulfill its guarantees. For certain of these guarantees, the Company has the right to pursue recovery of payments made under the agreements. The terms of these guarantees range from less than one year to twenty-two years at December 31, 2013.

Effective December 31, 2011, the Company adopted Statement of Statutory Accounting Principles No. 5 – Revised, Liabilities, Contingencies and Impairments of Assets (“SSAP 5R”). SSAP 5R requires the Company to recognize a financial statement liability for the estimated fair value of these guarantees. The adoption of SSAP 5R was reported as a change in accounting principle and resulted in a $5 million direct reduction of surplus in the consolidated statements of changes in surplus for the year ended December 31, 2011. Prior to the adoption of SSAP 5R, the recognition of a financial statement liability was only required in circumstances where it was considered likely that performance under the guarantee would be required.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Following is a summary of the guarantees provided by the Company that were outstanding at December 31, 2013 and 2012, including both the maximum potential exposure under the guarantees and the financial statement liability reported based on estimated fair value of the guarantees:

	December 31, 2013		December 31, 2012

Nature of guarantee	Maximum potential amount of future payments	Financial statement liability	Maximum potential amount of future payments	Financial statement liability
	(in millions)		(in millions)

Guarantees of future minimum compensation - financial representatives	$123	$2	$206	$3
Guarantees of operating leases - field offices	403	4	381	4
Guarantees of obligations of affiliates	102	-	175	-
Guarantees issued on behalf of wholly-owned subsidiaries	2	-	8	-

Total contingencies and guarantees	$630	$6	$770	$7

No payments have been required under these guarantees to date, and the Company believes the probability that it will be required to perform under these guarantees in the future is remote. Performance under these guarantees would require the Company to recognize additional operating expense (in the case of guarantees to or on behalf of financial representatives) or increase the amount of its equity investment in the affiliate or subsidiary on behalf of which the guarantee was made.

In the normal course of its investment activities, the Company makes commitments to fund private equity investments, real estate, mortgage loans or other investments. These forward commitments aggregated to $4.8 billion at December 31, 2013 and were extended at market rates and terms.

The Company is engaged in various legal actions in the normal course of its investment and insurance operations. The status of these legal actions is actively monitored by management. If management believed, based on available information, that an adverse outcome upon resolution of a given legal action was probable and the amount of that adverse outcome was reasonably estimable, a loss would be recognized and a related liability recorded. No such liabilities were recorded by the Company at December 31, 2013 and 2012. Legal actions are subject to inherent uncertainties, and future events could change management’s assessment of the probability or estimated amount of potential losses from pending or threatened legal actions. Based on available information, it is the opinion of management that the ultimate resolution of pending or threatened legal actions, both individually and in the aggregate, will not result in losses that would have a material effect on the Company’s financial position at December 31, 2013.

13.	Surplus Notes

On March 26, 2010, the Company issued surplus notes (“notes”) with a principal balance of $1.75 billion, bearing interest at 6.063% and having a maturity date of March 30, 2040. The notes were issued at par and distributed pursuant to Rule 144A under the Securities Act of 1933, as amended. Interest on the notes is payable semi-annually on March 30 and September 30, subject to approval by the OCI. The statutory basis of accounting requires that the Company only recognize interest

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

expense on the notes when and to the extent that the OCI has approved the semi-annual interest payment. The Company recognized $106 million in interest expense on the notes for each of the years ended December 31, 2013, 2012 and 2011, which is reported as a reduction of net investment income in the consolidated statements of operations. Cumulative interest of $373 million has been paid on the notes through December 31, 2013.

The notes are unsecured and subordinated to all present and future indebtedness, policy claims and other creditor claims of the Company. The notes do not repay principal prior to maturity and principal payment at maturity is subject to the prior approval of the OCI. The notes are not redeemable at the option of any note holder. The notes are redeemable, in whole or in part, at the option of the Company at any time, subject to the prior approval of the OCI, at a “make whole” redemption price equal to the greater of the principal amount of the notes to be redeemed or the sum of the present value of the remaining scheduled payments of principal and interest on the notes to be redeemed, excluding accrued interest as of the date on which the notes are to be redeemed, discounted on a semi-annual basis at a defined U.S. Treasury rate plus 0.25%.

No affiliates of the Company hold any portion of the notes. The notes are generally held of record at the Depositary Trust Company by bank custodians on behalf of investors. The largest holder of the notes was Nippon Life Insurance Company of Japan, which held $250 million in face amount of notes at each of December 31, 2013 and 2012.

14.	Fair Value of Financial Instruments

Certain of the Company’s assets and liabilities are considered “financial instruments” as defined by Statement of Statutory Principles No. 100, Fair Value Measurements (“SSAP 100”). For financial instruments included in the scope of SSAP 100, the statement value and fair value at December 31, 2013 and 2012 were as follows:

	December 31, 2013
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)
General account investment assets:
Bonds	$122,331	$127,028	$4,342	$119,059	$3,627
Mortgage loans	26,845	28,094	-	-	28,094
Policy loans	16,306	16,306	-	-	16,306
Common and preferred stocks	2,831	2,856	1,691	99	1,066
Derivative assets	186	263	-	263	-
Surplus note investments	127	158	-	158	-
Collateral loans	41	41	-	-	41
Cash and temporary investments	2,262	2,262	576	1,686	-
Separate account assets	25,343	25,343	23,115	1,843	385

General account liabilities:
Investment-type insurance reserves	$5,453	$5,106	$-	$-	$5,106
Liabilities for securities lending	725	725	-	725	-
Derivative liabilities	121	105	-	105	-
Separate account liabilities	25,343	25,343	23,115	1,843	385

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	December 31, 2012
			Quoted prices in	Significant	Significant
			active markets	observable	unobservable
	Statement	Fair	for identical assets	inputs	inputs
	Value	Value	(level 1)	(level 2)	(level 3)
	(in millions)
General account investment assets:
Bonds	$114,524	$126,278	$5,624	$118,636	$2,018
Mortgage loans	24,346	26,589	-	-	26,589
Policy loans	15,789	15,789	-	-	15,789
Common and preferred stocks	3,431	3,464	2,175	229	1,060
Derivative assets	106	249	5	244	-
Surplus note investments	127	175	-	175	-
Collateral loans	42	42	-	-	42
Cash and temporary investments	2,393	2,393	274	2,119	-
Separate account assets	21,376	21,376	19,731	1,352	293

General account liabilities:
Investment-type insurance reserves	$5,481	$5,256	$-	$-	$5,256
Liabilities for securities lending	816	816	-	816	-
Derivative liabilities	123	84	-	84	-
Separate account liabilities	21,376	21,376	19,731	1,352	293

The Company’s estimation of fair value for financial instruments uses a hierarchy that, where possible, makes use of quoted market prices from active and transparent markets for assets that are identical to those being valued, typically obtained from independent pricing services (“level 1”). In absence of quoted market prices for identical assets, fair value is estimated by these pricing services using relevant and observable market-based inputs for substantially similar securities (“level 2”). Financial instruments for which no quoted market prices or observable inputs are available are generally valued using internally-developed pricing models or indicative (i.e., non-binding) quotes from independent securities brokers (“level 3”).

The Company actively monitors fair value estimates received from independent pricing services at each financial reporting date, including analysis of valuation changes for individual securities compared to overall market trends and validation on an exception basis with internally-developed pricing models. The Company also performs periodic reviews of the information sources, inputs and methods used by its independent pricing services, including an evaluation of their control processes. Where necessary, the Company will challenge third-party valuations or methods and require more observable inputs or different methodologies.

Bonds

Bonds classified as level 1 financial instruments are generally limited to U.S. Treasury securities. Most bonds, including U.S. and foreign public and private corporate bonds, municipal bonds and structured securities, are classified as level 2 financial instruments and are valued based on prices obtained from independent pricing services or internally-developed pricing models using observable inputs. Typical market-observable inputs include benchmark yields, reported trades, issuer spreads, bids, offers, benchmark securities, estimated cash flows and prepayment speeds. Level 3 bonds are typically privately-placed and relatively illiquid, with fair value based on non-

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

binding broker quotes or internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in bonds.

Mortgage Loans

Mortgage loans consist solely of commercial mortgage loans underwritten and originated by the Company. Fair value of these loans is estimated using a discounted cash flow approach based on market interest rates for commercial mortgage debt with comparable credit risk and maturity. See Note 3 more information regarding the Company’s investments in mortgage loans.

Policy Loans

See Note 2 for information regarding policy loans, for which the Company considers the unpaid principal balance to approximate fair value.

Common and Preferred Stock

Common and preferred stocks classified as level 1 financial instruments are limited to those actively traded on a U.S. or foreign stock exchange. Level 2 securities are stocks for which market quotes are available but which are not considered to be actively traded. Common and preferred stocks classified as level 3 are generally privately-placed with fair value based on internally-developed pricing models utilizing unobservable inputs. See Note 3 for more information regarding the Company’s investments in common and preferred stocks.

Derivative Instruments

The Company’s derivative assets and liabilities generally represent those traded in over-the-counter (“OTC”) markets for which fair value is estimated using industry-standard models with market-observable inputs such as swap yield curves, London Interbank Offered Rate (“LIBOR”) basis curves, foreign currency spot rates, foreign currency basis curves, option volatilities and credit spreads.

Cash and Temporary Investments

Cash and temporary investments include cash deposit balances, money market funds, short-term commercial paper and other highly-liquid debt instruments, for which the Company considers amortized cost to approximate fair value.

Separate Account Assets and Liabilities

See Note 2 and Note 7 for information regarding the Company’s separate accounts, for which fair value is based primarily on quoted market prices for the related common stocks, preferred stocks, bonds, derivative instruments and other investments. Separate account assets classified as level 3 financial instruments are primarily securities partnership investments that are valued based on the Company’s underlying equity in the partnerships which the Company considers to approximate fair value.

General Account Insurance Reserves

The Company’s general account insurance liabilities defined as financial instruments under SSAP 100 are limited to “investment-type” products such as fixed-rate annuity policies, supplementary contracts without life contingencies and amounts left on deposit. The fair value of investment-type insurance reserves is estimated based on future cash flows discounted at market interest rates for similar instruments with comparable maturities.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

Securities Lending Liabilities

See Note 3 for information regarding securities lending activity, for which the Company considers the amortized cost basis of the liability to return collateral to approximate fair value.

Assets and Liabilities Reported at Fair Value

The following tables summarize assets and liabilities measured and reported at fair value in the consolidated statements of financial position at December 31, 2013 and 2012.

	December 31, 2013
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)
General account:
Common and preferred stocks	$1,691	$-	$606	$2,297
Bonds	-	24	7	31
Derivative assets at fair value	-	151	-	151
Derivative liabilities at fair value	-	(45)	-	(45)

Total general account	$1,691	$130	$613	$2,434

Separate accounts:
Mutual fund investments	21,248	-	-	21,248
Other benefit plan assets/liabilities	91	14	3	108
Pension and postretirement assets:
Bonds	234	1,678	74	1,986
Common and preferred stock	1,534	6	30	1,570
Cash and short term securities	15	133	-	148
Other assets/liabilities	(7)	12	278	283

Subtotal pension and postretirement assets	1,776	1,829	382	3,987

Total separate accounts	$23,115	$1,843	$385	$25,343

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

	December 31, 2012
	Quoted prices in	Significant	Significant
	active markets	observable	unobservable
	for identical assets	inputs	inputs
	(level 1)	(level 2)	(level 3)	Total
	(in millions)

General account:
Common and preferred stocks	$2,175	$53	$609	$2,837
Bonds	-	141	67	208
Derivative assets at fair value	5	71	-	76
Derivative liabilities at fair value	-	(23)	-	(23)

Total general account	$2,180	$242	$676	$3,098

Separate accounts:
Mutual fund investments	17,727	-	-	17,727
Other benefit plan assets/liabilities	21	10	3	34
Pension and postretirement assets:
Bonds	100	1,049	28	1,177
Common and preferred stock	1,873	12	16	1,901
Cash and short term securities	15	271	-	286
Other assets/liabilities	(5)	10	246	251

Subtotal pension and postretirement assets	1,983	1,342	290	3,615

Total separate accounts	$19,731	$1,352	$293	$21,376

The Company may reclassify assets reported at fair value between levels of the SSAP 100 fair value hierarchy if appropriate based on changes in the quality of valuation inputs available during a reporting period. There were no material asset transfers between Level 1 and Level 2 or between Level 2 and Level 3 during the years ended December 31, 2013 or 2012.

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The following tables summarize the changes in fair value of level 3 financial instruments for the years ended December 31, 2013 and 2012.

				Separate account pension and postretirement
For the year ended December 31, 2013	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/liabilties	Total
	(in millions)
Fair value, beginning of period	$609	$67	$3	$28	$16	$246	$969
Realized gains/(losses)	40	(2)	-	-	-	10	48
Unrealized gains/(losses)	45	29	-	1	5	26	106
Issuances	-	-	-	-	-	-	-
Purchases	42	-	-	16	7	44	109
Sales	(74)	(24)	-	(3)	-	(48)	(149)
Settlements	(64)	(63)	-	(7)	-	-	(134)
Net discount/premium	-	-	-	-	-	-	-
Transfers into Level 3	18	5	-	43	2	-	68
Transfers out of Level 3	(10)	(5)	-	(4)	-	-	(19)

Fair value, end of period	$606	$7	$3	$74	$30	$278	$998

				Separate account pension and postretirement
For the year ended December 31, 2012	General account common and preferred stock	General account bonds	Separate account other benefit plan assets	Bonds	Common and preferred stocks	Other assets/ liabilties	Total
	(in millions)
Fair value, beginning of period	$602	$71	$2	$-	$15	$213	$903
Realized gains/(losses)	16	(48)	-	-	-	18	(14)
Unrealized gains/(losses)	46	54	1	4	2	15	122
Issuances	-	-	-	-	-	-	-
Purchases	33	-	-	8	2	53	96
Sales	(53)	-	-	-	(1)	(53)	(107)
Settlements	(7)	(2)	-	-	(1)	-	(10)
Net discount/premium	-	-	-	-	-	-	-
Transfers into Level 3	4	1	-	16	-	-	21
Transfers out of Level 3	(32)	(9)	-	-	(1)	-	(42)

Fair value, end of period	$609	$67	$3	$28	$16	$246	$969

The Northwestern Mutual Life Insurance Company

Notes to Consolidated Financial Statements

December 31, 2013, 2012 and 2011

The estimated fair values of level 3 financial instruments are sensitive to changes in significant unobservable inputs. The following table presents certain quantitative information about the unobservable inputs used to estimate fair value measurement for general account bonds and privately-placed common and preferred stocks classified as level 3 financial instruments at December 31, 2013.

	Fair value (in millions)	Valuation techniques	Significant unobservable inputs	Range		Weighted average

Bonds	$81	Broker quotes	Quoted prices [1]	63.00	99.87	82.32
		Discounted cash flows	Credit spreads [2]	156.00	1,311.40	798.73

Common and preferred stocks	$636	Sponsor valuations	EBITDA multiples	4.15 X	12.72 X	8.50 X
		Market comparables	EBITDA multiples	1.67 X	26.67 X	9.23 X
		Market comparables	Book Value multiples	0.74 X	1.96 X	1.17 X

1 - Presented as a price per hundred dollars of par

2 - Presented in basis points

Level 3 bonds are valued using a combination of discounted cash flows and indicative quotes from independent securities brokers based on market comparable companies. The most significant unobservable input in the discounted cash flow analysis is the discount rate. This rate is estimated based upon a risk-free market interest rate (i.e., U.S. Treasury with comparable maturity) plus a credit spread adjustment based on the estimated credit rating of the issuer. In general, issuers with lower credit ratings have higher credit spreads. A decrease in the credit spread adjustment would increase the estimated fair value of the investment as the future expected cash flows are discounted at a lower rate. The opposite impact would occur as credit spread adjustments increase.

Level 3 privately-placed common and preferred stocks are valued using a market comparables approach. This valuation methodology relies on the use of multiples that are based on industry specific comparable companies. Multiples are derived from the relationship of an entity’s estimated fair value to its book value or earnings before interest, taxes, depreciation and amortization (“EBITDA”). EBITDA normalizes for company specific differences in capital structure, taxation and fixed asset accounting. An increase in the multiple would result in an increase in the estimated fair value of the investment. The opposite impact would occur for a decrease in the multiple.

Independent Auditor’s Report

To the Board of Trustees and Policyowners of

  The Northwestern Mutual Life Insurance Company

We have audited the accompanying consolidated statutory financial statements of The Northwestern Mutual Life Insurance Company and its subsidiary (the “Company), which are comprised of the consolidated statutory statements of financial position as of December 31, 2013 and 2012, and the related consolidated statutory statements of operations, and of changes in surplus, and of cash flows for each of the three years ended December 31, 2013.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the consolidated financial statements, the consolidated financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Office of the Commissioner of Insurance of the State of Wisconsin, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the consolidated financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the consolidated financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2013 and 2012, or the results of their operations or their cash flows for each of the three years then ended.

Opinion on Statutory Basis of Accounting

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2013 and 2012, and the results of their operations and their cash flows for each of the three years then ended, in accordance with the accounting practices prescribed or permitted by the Office of the Insurance Commissioner of the State of Wisconsin described in Note 1.

Emphasis of Matter

As discussed in Note 8 to the consolidated financial statements, the Company has changed its method of accounting for pension and postretirement benefits in 2013. Our opinion is not modified with respect to this matter.

February 21, 2014

PART C

OTHER INFORMATION

Item 26. Exhibits

Exhibit	Description	Filed Herewith/Incorporated Herein By Reference To
(a)(1)	Resolution of the Board of Trustees of The Northwestern Mutual Life Insurance Company amending Northwestern Mutual Variable Life Account Operating Authority	Exhibit (a)(1) to Form N-6 Post-Effective Amendment No. 30 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed February 21, 2006
(a)(2)	Resolution of Board of Trustees of The Northwestern Mutual Life Insurance Company establishing the Account	Exhibit A(1) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(b)	Not Applicable
(c)	Distribution Agreement Between The Northwestern Life Insurance Company and Northwestern Mutual Investment Services, LLC, dated May 1, 2006	Exhibit (c) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed July 28, 2006
(d)(1)	Flexible Premium Variable Life Insurance Policy, RR.VEL. (0398), including Policy amendments Form of Notice of short-term cancellation right	Exhibits A(5)(a), A(5)(b), and A(5)(c) to Form S-6 Post-Effective Amendment No. 6 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed May 31, 2001
(d)(2)	Variable Life Insurance Policy, RR.VEL, Flexible Premium, including Amendment to Flexible Premium Variable Life (sex-neutral)	Exhibit A(5)(a) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(d)(3)	Variable Life Insurance Policy, RR.VEL, Flexible Premium, including Amendment to Flexible Premium Variable Life (sex-distinct)	Exhibit A(5)(b) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997
(e)	Form of Life Insurance Application 90-1 L.I.(0198) WISCONSIN and Application Supplement (1003)	Exhibit (e) to Form N-6 Post-Effective Amendment No. 11 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed April 28, 2005
(f)(1)	Restated Articles of Incorporation of The Northwestern Mutual Life Insurance Company (adopted July 26, 1972)	Exhibit A(6)(a) to Form S-6 Post-Effective Amendment No. 18 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 26, 1996
(f)(2)	Amended By-Laws of The Northwestern Mutual Life Insurance Company dated December 4, 2002	Exhibit (f) to Form N-6 Post-Effective Amendment No. 8 for Northwestern Mutual Variable Life Account, File No. 333-36865, filed February 28, 2003
(g)	Form of Reinsurance Agreement	Exhibit (g) to Form N-6 Post-Effective Amendment No. 8 for Northwestern Mutual Variable Life Account, File No. 333-36865, field February 28, 2003
(h)(a)(1)	Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(a) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed April 28, 2005
(h)(a)(2)	Amendment No. 1 dated August 7, 2000 to the Participation Agreement dated March 16, 1999 Among Russell Insurance Funds, Russell Fund Distributors, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (h)1(a)(2) to Form N-6 Registration Statement for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed July 28, 2006
(h)(a)(3)	Amendment No. 2 dated October 13, 2006 to Participation Agreements dated March 16, 1999 and August 7, 2000, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)1(a)(3) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006

(h)(a)(4)	Amendment No. 3 dated August 29, 2007 to Participation Agreements dated March 16, 1999, August 7, 2000, and October 13, 2006, respectively, by and among The Northwestern Mutual Life Insurance Company, Russell Investment Funds, f/k/a “Russell Insurance Funds,” and Russell Fund Distributors, Inc.	Exhibit (h)(a)(4) to Form N-6 Post-Effective Amendment No. 41 for Northwestern Mutual Variable Life Account, File No. 002-89972, filed on April 25, 2013
(h)(b)(1)	Participation Agreement dated May 1, 2003 among Variable Insurance Products Funds, Fidelity Distributors Corporation and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(b) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed April 28, 2005
(h)(b)(2)	Amendment No. 1 dated October 18, 2006 to Participation Agreement dated May 1, 2003, by and among The Northwestern Mutual Life Insurance Company, Fidelity Distributors Corporation, and each of Variable Insurance Products Fund, Variable Insurance Products Fund II, and Variable Insurance Products Fund III	Exhibit (h)1(b)(2) to Form N-6 Pre-Effective Amendment No. 1, for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed December 13, 2006
(h)(b)(3)	Participation Agreement dated April 30, 2007 among Neuberger Berman Advisers Management Trust, Neuberger Berman Management Inc., and The Northwestern Mutual Life Insurance Company	Exhibit (h)(e) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(h)(b)(4)	Participation Agreement dated September 27, 2013 among Credit Suisse Trust, Credit Suisse Asset Management, LLC, Credit Suisse Securities (USA) LLC, and The Northwestern Mutual Life Insurance Company	Exhibit (h)(b)(4) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(b)(5)	Form of Amendment to Participation Agreement Regarding Rule 498	Exhibit (h)(b)(5) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(h)(c)(1)	Administrative Service Fee Agreement dated February 28, 1999 between The Northwestern Mutual Life Insurance Company and Frank Russell Company	Exhibit (b)(8)(c) to Form N-4 Post-Effective Amendment No. 66 for NML Variable Annuity Account B, File No. 2-29240, filed April 28, 2005
(h)(c)(2)	Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(2) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed August 8, 2006
(h)(c)(3)	Amendment dated August 1, 2004 to the Service Agreement dated May 1, 2003 between Fidelity Investments Institutional Operations Company, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (b)(8)(c)(3) to Form N-4 Pre-Effective Amendment No. 1 for NML Variable Annuity Account A, File No. 333-133380, filed August 8, 2006
(h)(c)(4)	Form of Administrative Services Agreement	Exhibit (h)(c)(2) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(i)	Not Applicable
(j)(a)	Agreement entered into on February 13, 1984 among Northwestern Mutual Variable Life Account, The Northwestern Mutual Life Insurance Company and NML Equity Services, Inc. (n/k/a Northwestern Mutual Investment Services, LLC)	Exhibit A(8) to Form S-6 Registration Statement for Northwestern Mutual Variable Life Account, File No. 333-36865, filed October 1, 1997

(j)(b)	Shareholder Information Agreement dated April 13, 2007 among Russell Investment Management Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(b) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(c)	Amendment No. 1 dated October 20, 2008 to Shareholder Information Agreement dated April 13, 2007 among Russell Fund Services Company on behalf of Russell Investment Funds and The Northwestern Mutual Life Insurance Company	Exhibit (j)(c) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(d)	Shareholder Information Agreement dated April 13, 2007 among Fidelity Distributors Corporation on behalf of Fidelity® Variable Insurance Products Fund and The Northwestern Mutual Life Insurance Company	Exhibit (j)(d) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(e)	Shareholder Information Agreement dated April 16, 2007 among Northwestern Mutual Series Fund, Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(e) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(f)	Shareholder Information Agreement dated October 16, 2007 among Neuberger Berman Management Inc. and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 39 for Northwestern Mutual Variable Life Account, File No. 2-89972, filed April 30, 2012
(j)(g)	Shareholder Information Agreement dated September 27, 2013 among Credit Suisse Securities (USA) LLC and The Northwestern Mutual Life Insurance Company	Exhibit (j)(f) to Form N-6 Post-Effective Amendment No. 10 for Northwestern Mutual Variable Life Account II, File No. 333-136124, filed on October 1, 2013
(j)(h)	Power of Attorney	Exhibit (j)(h) to Form N-6 Post-Effective Amendment No. 24 for Northwestern Mutual Variable Life Account I, File No. 333-36865, filed on October 1, 2013
(j)(i)	NMIS/NM Annuity Operations Admin Agreement	Exhibit (b)(8)(i) to Form N-4 Post-Effective Amendment No. 19 for NML Variable Annuity Account A, File No. 333-72913, filed April 22, 2008
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 28, 2014	Filed herewith
(l)	Not Applicable
(m)	Not Applicable
(n)	Consent of PricewaterhouseCoopers LLP dated April 28, 2014	Filed herewith
(o)	Not Applicable
(p)	Not Applicable
(q)	Memorandum Describing Issuance, Transfer and Redemption Procedures	Filed herewith

Item 27. Directors and Officers of the Depositor

The following lists include all of the Trustees, executive officers and other officers of The Northwestern Mutual Life Insurance Company without regard to their activities relating to variable life insurance policies or their authority to act or their status as “officers” as that term is used for certain purposes of the federal securities laws and rules thereunder.

TRUSTEES – As of April 1, 2014

Name	Address
John N. Balboni	Senior Vice President & CIO International Paper 6400 Poplar Avenue Memphis, TN 38197

David J. Drury	Owner & CEO Poblocki Sign Company LLC 922 South 70th Street Milwaukee, WI 53214

Connie K. Duckworth	President & Chairman of the Board ARZU 77 Stone Gate Lane Lake Forest, IL 60045

James P. Hackett	President & CEO Steelcase, Inc. 901 - 44th Street Grand Rapids, MI 49508

P. Russell Hardin	President Robert W. Woodruff Foundation 191 Peachtree Street NE, Suite 3540 Atlanta, GA 30303

Hans Helmerich	President & CEO Helmerich & Payne, Inc. 1437 S. Boulder Avenue Tulsa, OK 74119-3609

Dale E. Jones	Vice Chairman Heidrick & Struggles 2001 Pennsylvania Avenue, NW Suite 800 Washington, DC 20006

Margery Kraus	President & CEO APCO Worldwide 700 12th Street, NW Suite 800 Washington, DC 20005

David J. Lubar	President Lubar & Co. 700 N. Water Street Suite 1200 Milwaukee, WI 53202

Ulice Payne, Jr.	President & CEO Addison-Clifton, LLC 13555 Bishops Court Suite 245 Brookfield, WI 53005

John E. Schlifske	Chairman, President, & CEO Northwestern Mutual 720 E. Wisconsin Avenue Milwaukee, WI 53202

Mary Ellen Stanek	Managing Director & Chief Investment Officer Baird Advisors Robert W. Baird & Co. President-Baird Funds Inc. 777 E. Wisconsin Avenue 21st Floor Milwaukee, WI 53202

Timothy W. Sullivan	Former President & CEO Bucyrus International, Inc. 5270 N. Lake Drive Whitefish Bay, WI 53217

S. Scott Voynich	Managing Partner Robinson, Grimes & Company, PC 5637 Whitesville Road (31904) P. O. Box 4299 (31914) Columbus, GA

Ralph A. Weber	Founding Member Gass, Weber, Mullins, LLC 309 North Water Street Suite 700 Milwaukee, WI 53202

Barry L. Williams	Retired Managing General Partner Williams Pacific Ventures, Inc. 4 Embarcadero Center, Suite 3700 San Francisco, CA 94111

Benjamin F. Wilson	Managing Principal Beveridge & Diamond, P.C. 1350 I Street, NW Suite 700 Washington, DC 20005

Edward J. Zore	Retired Chairman Northwestern Mutual 777 E. Wisconsin Suite 3005 Milwaukee, WI 53202

EXECUTIVE OFFICERS – As of April 1, 2014

John E. Schlifske	Chairman, President, & Chief Executive Officer
Sandra L. Botcher	Vice President (Disability Income)
Michael G. Carter	Executive Vice President & Chief Financial Officer
Eric P. Christophersen	Vice President (Wealth Management)
David D. Clark	Senior Vice President (Real Estate)
Joann M. Eisenhart	Senior Vice President (Human Resources)
Christina H. Fiasca	Vice President (Product Finance)
Timothy J. Gerend	Vice President (Agencies)
Kimberley Goode	Vice President (Communications & Corporate Affairs)
Karl G. Gouverneur	Vice President & Chief Technology Officer
John M. Grogan	Senior Vice President (Planning & Sales)
Thomas C. Guay	Vice President (Field Rewards)
Gary M. Hewitt	Vice President (Investment Risk Management)
Ronald P. Joelson	Executive Vice President & Chief Investment Officer
Todd M. Jones	Vice President & Chief Risk Officer

J. Chris Kelly	Vice President and Controller
John L. Kordsmeier	Vice President (Strategic Philanthropy & Community Relations)
Jeffrey J. Lueken	Senior Vice President (Securities)
Raymond J. Manista	Senior Vice President, General Counsel & Secretary
Steven C. Mannebach	Vice President (Field Growth & Development)
Christian W. Mitchell	Vice President (Corporate Planning)
Gregory C. Oberland	Executive Vice President (Products, Sales & Marketing)
Kathleen A. Oman	Vice President (Special Projects)
Steven M. Radke	Vice President (Government Relations)
David R. Remstad	Senior Vice President & Chief Actuary
Bethany M. Rodenhuis	Senior Vice President (Field Strategy & Services)
Tammy M. Roou	Vice President (Enterprise Risk Assurance)
Timothy G. Schaefer	Executive Vice President (Operations & Technology)
Calvin R. Schmidt	Senior Vice President (Integrated Customer Operations)
Sarah R. Schneider	Vice President (New Business)
Todd M. Schoon	Executive Vice President (Agencies)
Sarah E. Schott	Vice President (Compliance/Best Practices)
David W. Simbro	Senior Vice President (Life & Annuity Product)
Steve P. Sperka	Vice President (Long Term Care)
Conrad C. York	Vice President (Marketing)
Todd O. Zinkgraf	Vice President (Enterprise Solutions)

OTHER OFFICERS – As of December 1, 2013

Employee	Title
Lisa C. Gandrud	Senior Actuary
Gregory A. Gurlik	Senior Actuary
Jason T. Klawonn	VP-Actuary
James R. Lodermeier	VP-Actuary
Ted A. Matchulat	Director Product Compliance
Deborah A. Schultz	Senior Actuary
Chris G. Trost	Senior Actuary
P. Andrew Ware	VP-Actuary

Mark S. Bishop	Regional VP-Field Supervision
Somayajulu Durvasula	Regional VP-Field Supervision
Mark J. Gmach	Regional VP-Field Supervision
Laila V. Hick	VP-Agency Development
Timothy Nelson	Regional VP
Daniel J. O’Meara	VP-Agency Development
Paul J. Steffen	VP-Agency Development

Anne A. Frigo	Director-Insurance Product Compliance
Ricky J. Frank	Director-Systems
Robert J. Johnson	Director-Compliance
Gregory S. Leslie	Director-Variable Product Compliance
James M. Makowski	Director-Compliance

Kevin J. Abitz	Director-Corporate Reporting
Jason T. Anderson	Asst. Director-Tax
Barbara E. Courtney	Director-Mutual Fund Accounting
Walter M. Givler	VP-Accounting Policy
Michelle A. Hinze	Director-Accounting Operations
Todd C. Kuzminski	Director-Investment Accounting
K. David Nunley	VP-Tax
David E. Willert	Director-Federal Tax

Rick T. Zehner	VP-Research & Special Projects

Employee	Title
Mark McNulty	Director-Field Distribution Policies & Administration
Daniel A. Riedl	VP-Field Distribution Policies & Administration
Jeffrey P. Schloemer	Director-Field Supervision

Cynthia A. Criss	Director-Field Recruitment
David A. Eurich	Director-Field Training
Sarah L. N. Koenig	Director-Horizontal Growth
Arleen J. Llewellyn	Director-FR Engagement & Succession
Michael E. Pritzl	VP-Leadership Development

Lisa A. Cadotte	Director-Field System Financial Management
Robyn S. Cornelius	Director-Distribution Planning
Michael R. Fasciotti	Director-Field Real Estate
Virginia E. Riesing	Director-Field Financial Consulting
Richard P. Snyder	Director-Field Compensation

Brenda J. Antkowski	Director-Network Office Operations
Meg E. Jansky	VP-Field Services & Support
Kevin J. Konopa	Director-Client Management
Joanne M. Migliaccio	Director-Field Services & Support
David J. Writz	Director-Field Technology

Karen A. Molloy	VP-Treasurer

Pency P. Byhardt	Vice President-Annuity Operations
Don P. Gehrke	Director-Retail Investment Operations
Dennis P. Goyette	Director-Annuity Customer Service
Linda A. Schaefer	Director-Document Shared Services
Lori A. Torner	Director-Retail Investment Operations

R. David Ells	VP–Investment Strategy

Karla J. Adams	Director-Investment Risk Management
James A. Brewer	Director-Investment Planning
David A. Escamilla	Director-Investment Information
Donald Forecki	Director-Investment Operations, Asst. Secretary
Michael S. Treptow	Director-Investment Performance Management

Mark J. Backe	VP-Insurance & Operations Counsel
Joanne M. Breese-Jaeck	Asst. General Counsel & Asst. Secretary
Christopher W. Brownell	Asst. General Counsel & Asst. Secretary
Michael S. Bula	Asst. General Counsel & Asst. Secretary
Thomas B. Christenson	Asst. General Counsel & Asst. Secretary
Michael J. Conmey	Asst. General Counsel & Asst. Secretary
Mark S. Diestelmeier	Asst. General Counsel & Asst. Secretary
John E. Dunn	VP & Investment Products & Services Counsel
James R. Eben	Asst. General Counsel & Asst. Secretary
Bradley L. Eull	Asst. General Counsel & Asst. Secretary
Chad E. Fickett	Asst. General Counsel & Asst. Secretary
James C. Frasher	Asst. General Counsel & Asst. Secretary
Sheila M. Gavin	Asst. General Counsel & Asst. Secretary
Chris K. Gawart	Asst. General Counsel & Asst. Secretary
Matthew D. Heinke	Asst. General Counsel & Asst. Secretary
James A. Koelbl	Asst. General Counsel & Asst. Secretary
Steven J. LaFore	Asst. General Counsel & Asst. Secretary
Lisa A. Leister	Asst. General Counsel & Asst. Secretary
Michael J. Mazza	Asst. General Counsel & Asst. Secretary

Employee	Title
Lesli H. McLinden	Asst. General Counsel & Asst. Secretary
Lisa A. Parrington	Asst. General Counsel & Asst. Secretary
Randy M. Pavlick	Asst. General Counsel & Asst. Secretary
William C. Pickering	Asst. General Counsel & Asst. Secretary
Nora M. Platt	Asst. General Counsel & Asst. Secretary
Zhibin Ren	Asst. General Counsel & Asst. Secretary
Peter K. Richardson	Asst. General Counsel & Asst. Secretary
Monica Riederer	Asst. General Counsel & Asst. Secretary
Kathleen H. Schluter	VP & Tax Counsel
Rodd Schneider	VP & Litigation and Distribution Counsel
Paul W. Scott	Asst. General Counsel & Asst. Secretary
Mark W. Smith	Assoc. General Counsel & Asst. Secretary
John M. Thompson	Asst. General Counsel & Asst. Secretary
John W. Warren	Asst. General Counsel & Asst. Secretary
Terry R. Young	Asst. General Counsel & Asst. Secretary

Gregory A. Jaeck	Director-Annuity & Income Markets
Jason R. Handal	VP-Advanced Markets
Todd L. Laszewski	Director-Life Product Development
William Brian Henning	Director-Competitive Intelligence
Jane Ann Schiltz	Director-LP Planning & Project Support

Thomas R. Anderson	Director-Integrated Planning
Rebekah B. Barsch	VP-Market Strategy & Training
Kenneth P. Elbert	Director-Advanced Planning
Daniel R. Finn	Director-Advanced Planning
Stephen J. Frankl	Regional Sales Director-East
William F. Grady, IV	Director-Advanced Planning
Patrick J. Horning	Director-Advanced Planning
Amy Kiiskila	Director-Advanced Planning
Shawn P. Mauser	Regional Sales Director-South
John E. Muth	Director-Advanced Planning
Jeff Niehaus	Director-Business Retirement Markets
John K. O’Meara	Director-Advanced Planning
Brent A. Ritchey	Director-Advanced Planning
David G. Stoeffel	Vice President
William H. Taylor	VP-Financial Planning & Sales Support
Janine L. Wagner	Planning & Product Insurance Consultation
Stephanie Wilcox	Planning & Sales Admin/Integration
Brian D. Wilson	Regional Sales Director-Central
John K. Wilson	Regional Sales Director-West
Stanford A. Wynn	Director-Advanced Planning

Carrie L. Bleck	Director-Policyowner Services
Travis T. Piotrowski	VP-Policyowner Services
Sandra K. Scott	Director-Life Benefits
Carol A. Stilwell	Director-Policyowner Services
Natalie J. Versnik	Director-Policyowner Services
Michael D. Zelinski	Director-Policyowner Services

Shanklin B. Cannon	Medical Director
Kurt P. Carbon	Director-Life Lay Standards
Wayne F. Heidenreich	Medical Director
Paul W. Skalecki	VP-Underwriting Standards

Gerald E. Fradin	VP-WMC Investment Management
David B. Kennedy	VP-WMC Administration

Employee	Title
Mark J. McLennon	VP-Investment Advisory Services

The business addresses for all of the executive officers and other officers is 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 28. Persons Controlled By or Under Common Control with the Depositor or Registrant

The subsidiaries of The Northwestern Mutual Life Insurance Company (“Northwestern Mutual”), as of April 1, 2014 are shown below. In addition to the subsidiaries shown below, the following separate investment accounts (which include the Registrant) may be deemed to be either controlled by, or under common control with, Northwestern Mutual:

1.	NML Variable Annuity Account A
2.	NML Variable Annuity Account B
3.	NML Variable Annuity Account C
4.	Northwestern Mutual Variable Life Account
5.	Northwestern Mutual Variable Life Account II

Northwestern Mutual Series Fund, Inc. and Russell Investment Funds (the “Funds”), shown below as subsidiaries of Northwestern Mutual, are investment companies, registered under the Investment Company Act of 1940, offering their shares to the separate accounts identified above; and the shares of the Funds held in connection with certain of the accounts are voted by Northwestern Mutual in accordance with voting instructions obtained from the persons who own, or are receiving payments under, variable annuity contracts or variable life insurance policies issued in connection with the separate accounts, or in the same proportions as the shares which are so voted.

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2014)
Legal Entity Name	Domestic Jurisdiction	Owner %
Operating Subsidiaries
Northwestern Mutual Capital, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Limited(2)	United Kingdom	100.00
Mason Street Advisors, LLC(2)	Delaware	100.00
Northwestern Long Term Care Insurance Company(2)	Wisconsin	100.00
Northwestern Mutual Investment Services, LLC(2)	Wisconsin	100.00
Northwestern Mutual Real Estate Investments, LLC(2)	Delaware	100.00
Northwestern Mutual Wealth Management Company(2)	United States	100.00
Frank Russell Company(3)	Washington	92.58

All Other Subsidiaries
100 East Wisconsin Avenue Joint Venture(2)	Wisconsin	100.00
31 Ogden, LLC(2)	Delaware	100.00
3412 Exchange, LLC(2)	Delaware	100.00
AFE Brentwood Park, LLC(2)	Delaware	100.00
Amber, LLC(2)	Delaware	100.00
Arbor Lake Village Apartments Limited Liability Company(2)	Delaware	100.00
Baraboo, Inc.(2)	Delaware	100.00
Bayridge, LLC(2)	Delaware	100.00
Bishop Square, LLC(2)	Delaware	100.00
Bradford, Inc.(2)	Delaware	100.00
Brendan International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Burgundy, LLC(2)	Delaware	100.00
C – Land Fund, LLC(2)	Delaware	100.00
Chateau, LLC(2)	Delaware	100.00
Coral, Inc.(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2014)
Cortona Holdings, LLC(2)	Delaware	100.00
Crosland Denver Highway 16, LLC(2)	North Carolina	100.00
Crosland Greens, LLC(2)	North Carolina	100.00
Fairfield West Deer Park LLC(2)	Delaware	100.00
Hazel, Inc.(2)	Delaware	100.00
Higgins, Inc.(2)	Delaware	100.00
Hobby, Inc.(2)	Delaware	100.00
Hollenberg 1, Inc.(2)	Delaware	100.00
Jacksonville Concourse II, LLC(2)	Delaware	100.00
Jacksonville Concourse III, LLC(2)	Delaware	100.00
Jacksonville Concourse, LLC(2)	Delaware	100.00
Juleen, LLC(2)	Delaware	100.00
Justin International FSC, Inc.(2)	U.S. Virgin Islands	100.00
Klode, Inc.(2)	Delaware	100.00
Kristiana International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Logan, Inc.(2)	Delaware	100.00
Maroon, Inc.(2)	Delaware	100.00
Mason & Marshall, Inc.(2)	Delaware	100.00
Millbrook Apartments Associates L.L.C.(2)	Virginia	100.00
Mitchell, Inc.(2)	Delaware	100.00
Model Portfolios, LLC(2)	Delaware	100.00
N.M. Albuquerque, Inc.(2)	New Mexico	100.00
Nicolet, Inc.(2)	Delaware	100.00
NM BSA, LLC(2)	Delaware	100.00
NM Cancer Center GP, LLC(2)	Delaware	100.00
NM DFW Lewisville, LLC(2)	Delaware	100.00
NM F/X, LLC(2)	Delaware	100.00
NM GP Holdings, LLC(2)	Delaware	100.00
NM Harrisburg, Inc.(2)	Pennsylvania	100.00
NM Imperial, LLC(2)	Delaware	100.00
NM Investment Holdings, Inc.(2)	Delaware	100.00
NM Lion, LLC(2)	Delaware	100.00
NM Majestic Holdings, LLC(2)	Delaware	100.00
NM Pebble Valley LLC(2)	Delaware	100.00
NM RE Funds, LLC(2)	Delaware	100.00
NM Regal, LLC(2)	Delaware	100.00
NM Twin Creeks GP, LLC(2)	Delaware	100.00
NML Clubs Associated, Inc.(2)	Wisconsin	100.00
NML Development Corporation(2)	Delaware	100.00
NML Real Estate Holdings, LLC(2)	Wisconsin	100.00
NML Securities Holdings, LLC(2)	Wisconsin	100.00
NMRM Holdings, LLC(2)	Delaware	100.00
North Charlotte Avenue Holdings, LLC(2)	Tennessee	100.00
North Van Buren, Inc.(2)	Delaware	100.00
Northwestern Ellis Company(2)	Nova Scotia	100.00
Northwestern Mutual Capital GP II, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP III, LLC(2)	Delaware	100.00
Northwestern Mutual Capital GP, LLC(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund II, LP(2)	Delaware	100.00
Northwestern Mutual Capital Mezzanine Fund III, LP(2)	Delaware	100.00
Northwestern Mutual Capital Strategic Equity Fund II, LP(2)	Delaware	100.00

NORTHWESTERN MUTUAL CORPORATE STRUCTURE(1) (as of April 1, 2014)
Northwestern Mutual Capital Strategic Equity Fund III, LP(2)	Delaware	100.00
Northwestern Mutual MU TLD Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Registry, LLC(2)	Delaware	100.00
Northwestern Mutual Series Fund, Inc.(4)	Maryland	100.00
NorthWoods Phase I, LLC	Delaware	100.00
NW Pipeline, Inc.(2)	Texas	100.00
Olive, Inc.(2)	Delaware	100.00
Osprey Links Golf Course, LLC(2)	Delaware	100.00
Osprey Links, LLC(2)	Delaware	100.00
Park Ridge Corporate Center, LLC(2)	Delaware	100.00
Piedmont Center, 1-4 LLC(2)	Delaware	100.00
Piedmont Center, 15 LLC(2)	Delaware	100.00
Plantation Oaks MHC-NM, LLC(2)	Delaware	100.00
RE Corp.(2)	Delaware	100.00
Regina International Sales, Inc.(2)	U.S. Virgin Islands	100.00
Russet, Inc.(2)	Delaware	100.00
Scotty, LLC(2)	Delaware	100.00
Solar Resources, Inc.(2)	Wisconsin	100.00
Stadium and Arena Management, Inc.(2)	Delaware	100.00
Tupelo, Inc.(2)	Delaware	100.00
Two Con Holdings, LLC(2)	Delaware	100.00
Two Con SPE, LLC(2)	Delaware	100.00
Two Con, LLC(2)	Delaware	100.00
Ventura Lakes MHC-NM, LLC	Delaware	100.00
Walden OC, LLC(2)	Delaware	100.00
Warren Corporate Center, LLC(2)	Delaware	100.00
West Huron Joint Venture(2)	Washington	100.00
White Oaks, Inc.(2)	Delaware	100.00
Windwood Drive Ann Arbor, LLC(2)	Delaware	100.00

(1)

Certain subsidiaries are omitted on the basis that, considered in the aggregate at year end 2013, they did not constitute a significant subsidiary as defined by Regulation S-X. Certain investment partnerships and limited liability companies that hold real estate assets of The Northwestern Mutual Life Insurance Company are not represented. Excluded is the entire corporate structure under Frank Russell Company, which includes registered investment advisers and registered investment companies.

(2)	Subsidiary included in the consolidated financial statements.

(3)	Subsidiary files separate financial statements. The Subsidiary is held by Northwestern Mutual through NM Investment Holdings, LLC.

(4)

Growth Stock Portfolio, Focused Appreciation Portfolio, Large Cap Core Stock Portfolio, Large Cap Blend Portfolio, Index 500 Stock Portfolio, Large Company Value Portfolio, Domestic Equity Portfolio, Equity Income Portfolio, Mid Cap Growth Stock Portfolio, Index 400 Stock Portfolio, Mid Cap Value Portfolio, Small Cap Growth Stock Portfolio, Index 600 Stock Portfolio, Small Cap Value Portfolio, International Growth Portfolio, Research International Core Portfolio, International Equity Portfolio, Emerging Markets Equity Portfolio, Money Market Portfolio, Short-Term Bond Portfolio, Select Bond Portfolio, Long-Term U.S. Government Bond Portfolio, Inflation Protection Portfolio, High Yield Bond Portfolio, Multi-Sector Bond Portfolio, Balanced Portfolio, Asset Allocation Portfolio.

Item 29. Indemnification

(a) That portion of the By-laws of the Depositor, Northwestern Mutual, relating to indemnification of Trustees and officers is set forth in full in Article VII of the By-laws of Northwestern Mutual, amended by resolution and previously filed as Exhibit A(6)(b) to the registration statement of Northwestern Mutual Variable Life Account (File No. 333-59103) on July 15, 1998.

(b) Section 10 of the Distribution Agreement dated May 1, 2006 between Northwestern Mutual and Northwestern Mutual Investment Services, LLC (“NMIS”) provides substantially as follows:

B. Indemnification by Company. The Company agrees to indemnify, defend and hold harmless NMIS, its successors and assigns, and their respective officers, directors, and employees (together referred to as “NMIS Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which NMIS and/or any NMIS Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by the Company and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of NMIS or for which NMIS is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material.

This indemnification shall be in addition to any liability that the Company may otherwise have; provided, however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

C. Indemnification by NMIS. NMIS agrees to indemnify, defend and hold harmless the Company, its successors and assigns, and their respective officers, trustees or directors, and employees (together referred to as “Company Related Persons”), from any and all joint or several losses, claims, damages or liabilities (including any reasonable investigative, legal and other expenses incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which the Company and/or any Company Related Persons may become subject, under any law, regulation or NASD rule, at common law or otherwise, that arises out of or are based upon (i) any breach of this Agreement by NMIS and (ii) any untrue statement of or omission to state a material fact (except for information supplied by or on behalf of the Company or for which the Company is responsible) contained in any Registration Statement, Contract prospectus, SAI or supplement thereto or in any Marketing Material, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon information furnished in writing by NMIS to the Company specifically for use in the preparation of the aforesaid material.

This indemnification shall be in addition to any liability that NMIS may otherwise have; provided however, that no person shall be entitled to indemnification pursuant to this provision for any loss, claim, damage or liability due to the willful misfeasance, bad faith or gross negligence or reckless disregard of duty by the person seeking indemnification.

D. Indemnification Generally. Any person seeking indemnification under this section shall promptly notify the indemnifying party in writing after receiving notice of the commencement of any action as to which a claim for indemnification will be made; provided, however, that failure to so notify the indemnifying party shall not relieve such party from any liability which it may have to such person otherwise than on account of this section.

The indemnifying party shall be entitled to participate in the defense of the indemnified person but such participation will not relieve such indemnifying party of the obligation to reimburse the indemnified party for reasonable legal and other expenses incurred by such party in defending himself, herself or itself.

Item 30. Principal Underwriters

(a) NMIS is the principal underwriter of the securities of the Registrant. NMIS is also the principal underwriter for the NML Variable Annuity Account A (811-21887), the NML Variable Annuity Account B (811-1668), the NML Variable Annuity Account C (811-21886), and the Northwestern Mutual Variable Life Account II (811-21933).

(b) As of April 1, 2014, the directors and officers of NMIS are as follows:

Name	Position
Jason T. Anderson	Assistant Treasurer
Pency P. Byhardt	Vice President, Annuity Operations
Michael G. Carter	Director
Michael J. Conmey	Assistant Secretary
Linda C. Donahue	NMIS Anti-Money Laundering (AML) Officer
Bradley L. Eull	Secretary, NMIS
Christina H. Fiasca	Director, President and Chief Executive Officer
Don P. Gehrke	Director, Retail Investment Operations
Timothy J. Gerend	Vice President, Agencies
John M. Grogan	Director, Senior Vice President, Planning and Sales
Thomas C. Guay	Vice President, Field Rewards
Andrew E. Iggens	Assistant Treasurer
Jennifer W. Murphy	Director, NMIS Home Office Supervision/Administration
K. David Nunley	Assistant Treasurer
Jennifer O’Leary	Treasurer and Financial and Operations Principal
Gregory C. Oberland	Director
Travis T. Piotrowski	Vice President, Policyowner Services
Daniel A. Riedl	Vice President, Chief Operating Officer
Bethany M. Rodenhuis	Senior Vice President, Agencies Strategy and Services
Calvin R. Schmidt	Director, Senior Vice President, Integrated Operations
Sarah R. Schneider	Vice President, New Business
Todd M. Schoon	Director, Executive Vice President, Agencies
Sarah E. Schott	Vice President, Compliance/Best Practices
David W. Simbro	Senior Vice President, Life and Annuity Product
Todd W. Smasal	Director, Human Resources
David G. Stoeffel	Vice President, Planning and Sales
Kellen A. Thiel	Director, Investment Products
Jeffrey B. Williams	Vice President, NMIS Compliance, and Chief Compliance Officer

The address for each director and officer of NMIS is 611 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

(c) NMIS, the principal underwriter, received $9,032,836 of commissions and other compensation, directly or indirectly, from Registrant during the last fiscal year.

Item 31. Location of Accounts and Records

All accounts, books or other documents required to be maintained in connection with the Registrant’s operations are maintained in the physical possession of Northwestern Mutual at 720 East Wisconsin Avenue, Milwaukee, Wisconsin 53202.

Item 32. Management Services

There are no management-related service contracts, other than those referred to in Part A or Part B of this Registration Statement, under which management-related services are provided to the Registrant and pursuant to which total payments of $5,000 or more were made during any of the last three fiscal years.

Item 33. Fee Representation

The Northwestern Mutual Life Insurance Company hereby represents that the fees and charges deducted under the variable life insurance policies which are the subject of this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company under the policies.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, Northwestern Mutual Variable Life Account, certifies that it meets all of the requirements for effectiveness of this Amended Registration pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amended Registration Statement to be signed on its behalf, in the City of Milwaukee, and State of Wisconsin, on the 28th day of April, 2014.

NORTHWESTERN MUTUAL VARIABLE LIFE
ACCOUNT (Registrant)

By	THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed by the Depositor on the 28th day of April, 2014.

THE NORTHWESTERN MUTUAL LIFE
INSURANCE COMPANY (Depositor)

Attest:	/s/ RAYMOND J. MANISTA	By:	/s/ JOHN E. SCHLIFSKE
	Raymond J. Manista,		John E. Schlifske,
	General Counsel and Secretary		President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amended Registration Statement has been signed below by the following persons in the capacities with the Depositor and on the dates indicated:

Signature	Title

Chairman, Trustee and
/s/ JOHN E. SCHLIFSKE	Chief Executive Officer;
John E. Schlifske	Principal Executive Officer

/s/ MICHAEL G. CARTER	Chief Financial Officer and
Michael G. Carter	Principal Financial Officer

/s/ JOHN C. KELLY	Vice President and Controller;
John C. Kelly	Principal Accounting Officer

/s/ John N. Balboni*	Trustee
John N. Balboni

/s/ David J. Drury*	Trustee
David J. Drury

/s/ Connie K. Duckworth*	Trustee
Connie K. Duckworth

/s/ James P. Hackett*	Trustee
James P. Hackett

/s/ P. Russell Hardin*	Trustee
P. Russell Hardin

/s/ Hans Helmerich*	Trustee
Hans Helmerich

/s/ Dale E. Jones*	Trustee
Dale E. Jones

/s/ Margery Kraus*	Trustee
Margery Kraus

/s/ David J. Lubar*	Trustee
David J. Lubar

/s/ Ulice Payne, Jr.*	Trustee
Ulice Payne, Jr.

/s/ John E. Schlifske*	Trustee
John E. Schlifske

/s/ Mary Ellen Stanek*	Trustee
Mary Ellen Stanek

/s/ Timothy W. Sullivan*	Trustee
Timothy W. Sullivan

/s/ S. Scott Voynich*	Trustee
S. Scott Voynich

/s/ Ralph A. Weber*	Trustee
Ralph A. Weber

/s/ Barry L. Williams*	Trustee
Barry L. Williams

/s/ Benjamin F. Wilson*	Trustee
Benjamin F. Wilson

/s/ Edward J. Zore*	Trustee
Edward J. Zore

*By:	/s/ JOHN E. SCHLIFSKE
John E. Schlifske, Attorney in fact,
pursuant to the Power of Attorney filed on October 1, 2013.

Each of the signatures is affixed as of April 28, 2014.

EXHIBIT INDEX

EXHIBITS FILED WITH FORM N-6

POST-EFFECTIVE AMENDMENT NO. 25 TO

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

FOR

NORTHWESTERN MUTUAL VARIABLE LIFE ACCOUNT

Exhibit	Description
(k)	Opinion and Consent of Raymond J. Manista, Esq. dated April 28, 2014	Filed herewith
(n)	Consent of PricewaterhouseCoopers LLP dated April 28, 2014	Filed herewith
(q)	Memorandum Describing Issuance, Transfer and Redemption Procedures	Filed herewith